UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Preferred Securities and Income ETF (FPE)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Preferred Securities and Income ETF (FPE)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Preferred Securities and Income ETF which contains information about your investment for the period ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
			Average Annual Total Returns		Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	5 Years Ended 4/30/18	Inception (2/11/13) to 4/30/18	5 Years Ended 4/30/18	Inception (2/11/13) to 4/30/18
Fund Performance
NAV	-0.96%	3.99%	4.67%	5.12%	25.61%	29.76%
Market Price	-0.86%	3.98%	4.67%	5.14%	25.66%	29.87%
Index Performance
ICE BofAML Fixed Rate Preferred Securities Index	-1.46%	1.98%	5.06%	5.35%	27.99%	31.23%
ICE BofAML U.S. Capital Securities Index	-1.84%	2.62%	4.62%	5.10%	25.31%	29.59%
Blended Index(1)	-1.64%	2.31%	4.85%	5.24%	26.73%	30.50%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)
Sector Allocation	% of Total Investments
Financials	73.6%
Energy	7.5
Utilities	5.8
Consumer Staples	3.3
Real Estate	2.8
Telecommunication Services	2.8
Materials	1.6
Industrials	1.3
Consumer Discretionary	0.7
Information Technology	0.6
Total	100.0%

Credit Rating(2)	% of Total Investments
A+	0.6%
A-	2.9
BBB+	6.9
BBB	13.5
BBB-	29.2
BB+	23.8
BB	7.5
BB-	5.3
B+	4.6
B	0.1
Not Rated	5.6
Total	100.0%

Country Allocation	% of Total Investments
United States	53.1%
United Kingdom	9.3
France	8.7
Italy	4.7
Canada	4.5
Australia	4.0
Netherlands	3.7
Switzerland	2.5
Bermuda	2.3
Cayman Islands	1.7
Japan	1.3
Spain	1.0
Denmark	0.7
Mexico	0.7
Ireland	0.6
Sweden	0.4
Chile	0.4
Belgium	0.2
Norway	0.1
Jersey	0.1
Total	100.0%
Top Ten Holdings	% of Total Investments
GMAC Capital Trust I, Series 2	2.2%
Barclays PLC	1.7
Enel S.p.A.	1.6
Enbridge Energy Partners L.P.	1.6
Emera, Inc., Series 16-A	1.5
Credit Agricole S.A.	1.5
UniCredit S.p.A.	1.3
BHP Billiton Finance USA Ltd.	1.3
Intesa Sanpaolo S.p.A.	1.3
Wells Fargo & Co., Series K	1.2
Total	15.2%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 12, 2013 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/12/13 – 10/31/13	96	7	0	0
11/1/13 – 10/31/14	140	2	0	0
11/1/14 – 10/31/15	214	16	0	0
11/1/15 – 10/31/16	212	13	0	0
11/1/16 – 10/31/17	232	1	0	0
11/1/17 – 4/30/18	107	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/12/13 – 10/31/13	73	7	0	0
11/1/13 – 10/31/14	101	9	0	0
11/1/14 – 10/31/15	21	0	0	0
11/1/15 – 10/31/16	26	1	0	0
11/1/16 – 10/31/17	19	0	0	0
11/1/17 – 4/30/18	16	0	0	0
(3)	The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate Preferred Securities Index and the ICE BofAML U.S. Capital Securities Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Portfolio Management
First Trust Preferred Securities and Income ETF
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager

First Trust Preferred Securities and Income ETF (FPE)
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of the First Trust Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$990.40	0.85%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 29.1%
	Banks – 7.9%
318,536	Banc of California, Inc., Series E	7.00%	(a)	$8,097,185
286,729	Bank of America Corp., Series CC	6.20%	(a)	7,414,812
753,715	Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b)	8.73%	10/30/40	20,192,025
233,097	Citigroup, Inc., Series K (c)	6.88%	(a)	6,414,830
93,289	Citigroup, Inc., Series S	6.30%	(a)	2,449,769
501,022	Fifth Third Bancorp, Series I (c)	6.63%	(a)	14,219,004
151,161	FNB Corp. (c)	7.25%	(a)	4,227,973
2,821,173	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b)	7.62%	02/15/40	75,014,990
846,024	Huntington Bancshares, Inc., Series D	6.25%	(a)	22,148,908
709,564	KeyCorp, Series E (c)	6.13%	(a)	19,250,471
921,344	People’s United Financial, Inc., Series A (c)	5.63%	(a)	23,632,474
245,700	PNC Financial Services Group, Inc., Series P (c)	6.13%	(a)	6,665,841
416,097	Regions Financial Corp., Series A	6.38%	(a)	10,614,635
343,778	Royal Bank of Scotland Group PLC, Series S	6.60%	(a)	8,811,030
580,030	Synovus Financial Corp., Series C (c)	7.88%	(a)	14,813,966
160,776	Valley National Bancorp, Series A (c)	6.25%	(a)	4,223,586
148,239	Valley National Bancorp, Series B (c)	5.50%	(a)	3,790,471
201,171	Wells Fargo & Co., Series V	6.00%	(a)	5,184,177
100,108	Wells Fargo & Co., Series W	5.70%	(a)	2,504,702
54,635	Western Allliance Bancorp	6.25%	07/01/56	1,405,212
447,673	Wintrust Financial Corp., Series D (c)	6.50%	(a)	12,042,404
183,538	Zions Bancorporation, Series G (c)	6.30%	(a)	4,920,654
				278,039,119
	Capital Markets – 5.4%
315,829	Apollo Global Management, LLC, Series B	6.38%	(a)	7,643,062
799,336	Apollo Investment Corp.	6.88%	07/15/43	20,103,300
185,260	Ares Management L.P., Series A	7.00%	(a)	4,826,023
200,375	BGC Partners, Inc.	8.13%	06/15/42	5,204,440
1,408,719	Goldman Sachs Group, Inc., Series K (c)	6.38%	(a)	38,993,342
1,227,664	Morgan Stanley, Series E (c)	7.13%	(a)	34,546,465
1,533,204	Morgan Stanley, Series F (c)	6.88%	(a)	42,163,110
463,642	Morgan Stanley, Series I (c)	6.38%	(a)	12,397,787
264,883	Morgan Stanley, Series K (c)	5.85%	(a)	6,794,249
481,978	State Street Corp., Series G (c)	5.35%	(a)	12,367,555
260,618	Stifel Financial Corp., Series A	6.25%	(a)	6,812,555
				191,851,888
	Consumer Finance – 0.1%
102,417	Capital One Financial Corp., Series D	6.70%	(a)	2,691,519
	Diversified Telecommunication Services – 1.2%
917,157	Qwest Corp.	6.88%	10/01/54	20,058,224
287,788	Qwest Corp.	6.50%	09/01/56	6,078,082
673,332	Qwest Corp.	6.75%	06/15/57	14,517,038
				40,653,344
	Electric Utilities – 0.5%
152,424	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	3,822,794
262,994	SCE Trust V, Series K (c)	5.45%	(a)	6,772,096
318,737	Southern (The) Co.	6.25%	10/15/75	8,255,288
				18,850,178
	Equity Real Estate Investment Trusts – 2.8%
302,044	American Homes 4 Rent, Series D	6.50%	(a)	7,653,795
861,715	American Homes 4 Rent, Series E	6.35%	(a)	21,387,766
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Equity Real Estate Investment Trusts (Continued)
346,538	Colony NorthStar, Inc., Series E	8.75%	(a)	$8,795,135
38,267	Colony NorthStar, Inc., Series I	7.15%	(a)	881,289
533,175	Colony NorthStar, Inc., Series J	7.13%	(a)	12,263,025
264,725	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (d)	6.00%	(a)	6,585,034
301,054	Global Net Lease, Inc., Series A	7.25%	(a)	7,405,928
101,845	Taubman Centers, Inc., Series J	6.50%	(a)	2,453,446
156,144	Urstadt Biddle Properties, Inc., Series H	6.25%	(a)	3,813,037
1,102,671	VEREIT, Inc., Series F	6.70%	(a)	27,754,229
				98,992,684
	Food Products – 1.2%
623,516	CHS, Inc., Series 2 (c)	7.10%	(a)	17,084,338
650,067	CHS, Inc., Series 3 (c)	6.75%	(a)	17,103,263
284,860	CHS, Inc., Series 4	7.50%	(a)	7,850,742
				42,038,343
	Insurance – 5.1%
326,959	Aegon N.V.	6.38%	(a)	8,399,577
731,956	Aegon N.V.	8.00%	02/15/42	18,276,941
234,512	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,534,483
277,444	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,875,062
403,697	AmTrust Financial Services, Inc., Series E	7.75%	(a)	8,707,744
624,871	AmTrust Financial Services, Inc., Series F	6.95%	(a)	11,247,678
54,768	Aspen Insurance Holdings Ltd.	5.63%	(a)	1,324,290
925,109	Aspen Insurance Holdings Ltd. (c)	5.95%	(a)	23,636,535
140,406	Berkley (WR) Corp.	5.75%	06/01/56	3,441,351
490,462	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b) (e)	5.03%	05/15/37	11,280,626
530,420	Global Indemnity Ltd.	7.75%	08/15/45	13,355,976
445,959	Global Indemnity Ltd.	7.88%	04/15/47	11,349,657
189,506	Maiden Holdings North America Ltd.	7.75%	12/01/43	4,025,108
336,532	National General Holdings Corp.	7.63%	09/15/55	8,418,348
130,723	National General Holdings Corp., Series C	7.50%	(a)	3,257,617
471,783	PartnerRe Ltd., Series H	7.25%	(a)	13,011,775
148,356	Phoenix Cos., Inc.	7.45%	01/15/32	2,764,614
974,600	Reinsurance Group of America, Inc. (c)	5.75%	06/15/56	25,056,966
315	Validus Holdings, Ltd., Series B	5.80%	(a)	7,834
				179,972,182
	Internet Software & Services – 0.5%
730,091	eBay, Inc.	6.00%	02/01/56	19,055,375
	Mortgage Real Estate Investment Trusts – 1.4%
295,594	AGNC Investment Corp., Series C (c)	7.00%	(a)	7,537,647
506,471	Annaly Capital Management, Inc., Series F (c)	6.95%	(a)	12,758,005
178,296	Invesco Mortgage Capital, Inc., Series B (c)	7.75%	(a)	4,491,276
437,088	MFA Financial, Inc.	8.00%	04/15/42	11,211,307
295,415	Two Harbors Investment Corp., Series B (c)	7.63%	(a)	7,385,375
178,885	Two Harbors Investment Corp., Series C (c)	7.25%	(a)	4,287,873
19,386	Wells Fargo Real Estate Investment Corp., Series A	6.38%	(a)	500,159
				48,171,642
	Multi-Utilities – 0.6%
415,853	Integrys Holding, Inc. (c)	6.00%	08/01/73	10,760,196
510,490	Just Energy Group, Inc., Series A (c)	8.50%	(a)	11,802,529
				22,562,725

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels – 0.7%
247,704	Enbridge, Inc., Series B (c)	6.38%	04/15/78	$6,287,966
144,840	Energy Transfer Partners L.P., Series C (c)	7.38%	(a)	3,594,929
516,256	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (b)	9.08%	01/15/43	13,009,651
				22,892,546
	Thrifts & Mortgage Finance – 0.9%
1,195,545	New York Community Bancorp, Inc., Series A (c)	6.38%	(a)	32,363,403
	Wireless Telecommunication Services – 0.8%
262,720	United States Cellular Corp.	7.25%	12/01/63	6,594,272
894,563	United States Cellular Corp.	7.25%	12/01/64	22,453,531
				29,047,803
	Total $25 Par Preferred Securities			1,027,182,751
	(Cost $1,044,979,457)
$100 PAR PREFERRED SECURITIES – 1.2%
	Banks – 0.4%
25,852	Agribank FCB (c) (e)	6.88%	(a)	2,793,632
13,800	CoBank ACB, Series F (c) (e)	6.25%	(a)	1,462,800
22,914	CoBank ACB, Series G (e)	6.13%	(a)	2,339,565
23,586	CoBank ACB, Series H (c) (e)	6.20%	(a)	2,497,168
34,840	Farm Credit Bank Of Texas (c) (f)	6.75%	(a)	3,755,821
				12,848,986
	Consumer Finance – 0.8%
395,746	SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (b)	3.82%	(a)	28,097,966
	Total $100 Par Preferred Securities			40,946,952
	(Cost $34,430,672)
$1,000 PAR PREFERRED SECURITIES – 2.2%
	Banks – 0.8%
20,000	Farm Credit Bank Of Texas, Series 1 (e)	10.00%	(a)	23,600,000
4,556	Sovereign Real Estate Investment Trust (f)	12.00%	(a)	5,364,690
				28,964,690
	Diversified Financial Services – 0.4%
2,500	Compeer Financial ACA (c) (f)	6.75%	(a)	2,637,500
10,000	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (b) (f)	5.77%	08/18/57	9,386,102
				12,023,602
	Insurance – 1.0%
35,333	XLIT Ltd., Series D, 3 Mo. LIBOR + 3.12% (b)	5.47%	(a)	35,421,333
	Total $1,000 Par Preferred Securities			76,409,625
	(Cost $72,273,413)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 66.0%
	Automobiles – 0.7%
$26,300,000	General Motors Financial Co., Inc., Series A (c)	5.75%	(a)	25,997,550
	Banks – 35.0%
31,464,000	Australia & New Zealand Banking Group Ltd. (c) (g) (h)	6.75%	(a)	33,627,150
16,600,000	Banco Bilbao Vizcaya Argentaria S.A. (c) (h)	6.13%	(a)	16,086,230
4,900,000	Banco Mercantil del Norte S.A. (c) (g) (h)	6.88%	(a)	4,936,750
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$8,500,000	Banco Mercantil del Norte S.A. (c) (g) (h)	7.63%	(a)	$8,808,125
10,600,000	Banco Mercantil del Norte S.A. (c) (g) (h)	5.75%	10/04/31	10,229,106
19,400,000	Banco Santander S.A. (c) (h)	6.38%	(a)	19,707,102
8,725,000	Bank of America Corp., Series AA (c)	6.10%	(a)	9,052,188
17,000,000	Bank of America Corp., Series DD (c)	6.30%	(a)	18,040,400
3,201,000	Bank of America Corp., Series K, 3 Mo. LIBOR + 3.63% (b)	5.99%	(a)	3,221,006
14,902,000	Bank of America Corp., Series M (c)	8.13%	(a)	14,950,432
9,528,000	Bank of America Corp., Series X (c)	6.25%	(a)	9,944,850
20,000,000	Bank of America Corp., Series Z (c)	6.50%	(a)	21,225,000
566	Barclays PLC (c) (h)	6.63%	(a)	579
54,000,000	Barclays PLC (c) (h)	7.88%	(a)	57,730,320
12,161,000	BNP Paribas S.A. (c) (g) (h)	6.75%	(a)	12,784,251
10,950,000	BNP Paribas S.A. (c) (g) (h)	7.38%	(a)	11,949,188
35,000,000	BNP Paribas S.A. (c) (g) (h)	7.63%	(a)	37,791,250
10,498,000	BPCE S.A. (c) (g)	12.50%	(a)	11,744,638
5,797,000	BPCE S.A. (c)	12.50%	(a)	6,485,394
1,986,000	Citigroup, Inc. (c)	5.95%	(a)	2,032,969
23,000,000	Citigroup, Inc., Series O (c)	5.88%	(a)	23,661,250
9,000,000	Citigroup, Inc., Series P (c)	5.95%	(a)	9,123,750
4,000,000	Citigroup, Inc., Series Q (c)	5.95%	(a)	4,142,500
10,000,000	Citigroup, Inc., Series R (c)	6.13%	(a)	10,462,500
34,250,000	Citigroup, Inc., Series T (c)	6.25%	(a)	35,620,000
12,016,000	Citizens Financial Group, Inc. (c)	5.50%	(a)	12,346,440
20,474,000	CoBank ACB, Series I (c) (e)	6.25%	(a)	21,841,847
6,621,000	Cooperatieve Rabobank UA (c) (g)	11.00%	(a)	7,175,509
6,850,000	Cooperatieve Rabobank UA (c)	11.00%	(a)	7,423,688
47,700,000	Credit Agricole S.A. (c) (g) (h)	7.88%	(a)	51,873,750
36,000,000	Credit Agricole S.A. (c) (g) (h)	8.13%	(a)	40,994,100
14,651,000	Credit Agricole S.A. (c) (g)	8.38%	(a)	15,658,256
25,013,000	Danske Bank A.S. (c) (h)	6.13%	(a)	25,388,195
3,600,000	DNB Bank ASA (c) (h)	5.75%	(a)	3,654,288
2,000,000	HBOS Capital Funding L.P.	6.85%	(a)	2,031,398
37,119,000	HSBC Holdings PLC (c) (h)	6.38%	(a)	38,325,367
21,500,000	HSBC Holdings PLC (c) (h)	6.88%	(a)	22,843,750
16,179,000	ING Groep N.V. (c) (h)	6.50%	(a)	16,693,492
22,500,000	ING Groep N.V. (c) (h)	6.88%	(a)	23,796,563
41,425,000	Intesa Sanpaolo S.p.A. (c) (g) (h)	7.70%	(a)	44,014,062
30,145,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b)	5.83%	(a)	30,408,769
10,000,000	JPMorgan Chase & Co., Series R (c)	6.00%	(a)	10,196,800
7,663,000	JPMorgan Chase & Co., Series S (c)	6.75%	(a)	8,314,355
2,000,000	JPMorgan Chase & Co., Series U (c)	6.13%	(a)	2,082,500
7,270,000	JPMorgan Chase & Co., Series X (c)	6.10%	(a)	7,542,625
18,651,000	JPMorgan Chase & Co., Series Z (c)	5.30%	(a)	19,212,395
4,100,000	Lloyds Bank PLC (c) (g)	12.00%	(a)	5,219,550
8,088,000	Lloyds Bank PLC (c)	12.00%	(a)	10,296,517
28,681,000	Lloyds Banking Group PLC (c) (h)	7.50%	(a)	31,018,501
6,084,000	Macquarie Bank Ltd. (c) (g) (h)	6.13%	(a)	5,871,060
13,680,000	Nordea Bank AB (c) (h)	6.13%	(a)	14,090,400
5,859,000	PNC Financial Services Group, Inc. (c)	6.75%	(a)	6,327,720
8,310,000	Royal Bank of Scotland Group PLC (c) (h)	7.50%	(a)	8,748,353
1,000,000	Royal Bank of Scotland Group PLC (c)	7.65%	(a)	1,260,000
35,300,000	Royal Bank of Scotland Group PLC (c) (h)	8.00%	(a)	38,697,625
35,300,000	Royal Bank of Scotland Group PLC (c) (h)	8.63%	(a)	38,741,750
9,000,000	Societe Generale S.A. (c) (g) (h)	6.00%	(a)	9,078,525
27,200,000	Societe Generale S.A. (c) (g) (h)	7.38%	(a)	28,900,000

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$13,000,000	Societe Generale S.A. (c) (g) (h)	7.88%	(a)	$14,121,250
20,000,000	Societe Generale S.A. (c) (h)	7.88%	(a)	21,725,000
13,000,000	Societe Generale S.A. (c) (h)	8.25%	(a)	13,368,576
13,100,000	Standard Chartered PLC (c)	7.01%	(a)	14,852,125
20,000,000	Standard Chartered PLC (c) (g) (h)	7.50%	(a)	21,175,000
20,000,000	Standard Chartered PLC (c) (g) (h)	7.75%	(a)	21,350,000
43,450,000	UniCredit S.p.A. (c) (h)	8.00%	(a)	45,440,271
17,000,000	UniCredit S.p.A. (c) (g)	5.86%	06/19/32	17,054,111
42,877,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (b)	5.89%	(a)	43,412,962
11,000,000	Wells Fargo & Co., Series U (c)	5.88%	(a)	11,398,750
7,000,000	Zions Bancorporation, Series J (c)	7.20%	(a)	7,630,000
				1,234,953,123
	Capital Markets – 3.7%
39,138,000	Credit Suisse Group AG (c) (g) (h)	7.50%	(a)	42,514,044
28,148,000	E*TRADE Financial Corp., Series A (c)	5.88%	(a)	28,851,700
7,500,000	Goldman Sachs Group, Inc., Series L (c)	5.70%	(a)	7,678,125
6,845,000	Goldman Sachs Group, Inc., Series M (c)	5.38%	(a)	7,007,569
3,000,000	UBS Group AG (c) (h)	6.88%	(a)	3,157,542
11,820,000	UBS Group AG (c) (h)	6.88%	(a)	12,462,772
18,750,000	UBS Group AG (c) (h)	7.00%	(a)	20,092,837
7,000,000	UBS Group AG (c) (h)	7.13%	(a)	7,300,006
				129,064,595
	Diversified Financial Services – 0.4%
13,971,000	Voya Financial, Inc. (c)	5.65%	05/15/53	14,271,377
	Diversified Telecommunication Services – 0.8%
11,882,000	Koninklijke KPN N.V. (c) (g)	7.00%	03/28/73	12,862,265
14,310,000	Koninklijke KPN N.V. (c)	7.00%	03/28/73	15,490,575
				28,352,840
	Electric Utilities – 4.3%
48,602,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	52,830,374
47,838,000	Enel S.p.A. (c) (g)	8.75%	09/24/73	56,747,827
28,783,000	PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (b)	4.97%	03/30/67	28,857,836
14,345,000	Southern (The) Co., Series B (c)	5.50%	03/15/57	14,831,662
				153,267,699
	Energy Equipment & Services – 0.7%
23,397,000	Transcanada Trust, Series 16-A (c)	5.88%	08/15/76	24,157,402
	Food Products – 2.1%
7,700,000	Dairy Farmers of America, Inc. (f)	7.13%	(a)	8,450,750
17,854,000	Land O’Lakes Capital Trust I (f)	7.45%	03/15/28	20,353,560
9,720,000	Land O’Lakes, Inc. (g)	7.25%	(a)	10,837,800
31,000,000	Land O’Lakes, Inc. (g)	8.00%	(a)	34,875,000
				74,517,110
	Independent Power and Renewable Electricity Producers – 0.4%
1,500,000	AES Gener S.A. (c) (g)	8.38%	12/18/73	1,567,500
10,750,000	AES Gener S.A. (c)	8.38%	12/18/73	11,233,750
				12,801,250
	Insurance – 9.1%
20,550,000	Aegon N.V. (c)	5.50%	04/11/48	20,472,316
7,800,000	AG Insurance S.A. (c)	6.75%	(a)	7,991,116
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$5,000,000	American International Group, Inc. (c)	8.18%	05/15/58	$6,562,500
8,825,000	American International Group, Inc. Series A-9 (c)	5.75%	04/01/48	8,891,187
20,470,000	Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. (c)	8.25%	(a)	20,724,217
600,000	Asahi Mutual Life Insurance Co. (c)	7.25%	(a)	635,752
23,500,000	Assurant, Inc. (c)	7.00%	03/27/48	24,529,312
15,709,000	Assured Guaranty Municipal Holdings, Inc. (c) (g)	6.40%	12/15/66	15,787,545
39,497,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b) (g)	5.33%	(a)	39,348,886
1,100,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b)	5.33%	(a)	1,095,875
4,200,000	CNP Assurances (c)	6.88%	(a)	4,333,350
1,100,000	CNP Assurances (c)	7.50%	(a)	1,117,363
5,000,000	Dai-ichi Life Insurance Co., Ltd. (c) (g)	4.00%	(a)	4,762,500
13,700,000	Fortegra Financial Corp. (c) (f)	8.50%	10/15/57	13,871,250
6,201,000	Friends Life Holdings PLC (c)	7.88%	(a)	6,345,173
4,020,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(a)	4,462,200
5,500,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (g)	4.47%	02/12/47	5,315,200
22,202,000	La Mondiale SAM (c)	7.63%	(a)	22,931,891
16,099,000	Liberty Mutual Group, Inc. (c) (g)	7.80%	03/15/37	19,520,037
465,000	Liberty Mutual Group, Inc. (c) (g)	10.75%	06/15/58	717,263
5,260,000	Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (b) (g)	5.03%	03/15/37	5,194,250
7,200,000	Meiji Yasuda Life Insurance, Co. (c) (g)	5.10%	04/26/48	7,362,401
2,100,000	MetLife, Inc. (g)	9.25%	04/08/38	2,866,500
20,940,000	Mitsui Sumitomo Insurance Co., Ltd. (c) (g)	7.00%	03/15/72	23,133,465
1,100,000	Nationwide Financial Services, Inc.	6.75%	05/15/37	1,226,500
4,435,000	Prudential Financial, Inc. (c)	5.63%	06/15/43	4,634,575
20,300,000	QBE Insurance Group, Ltd. (c) (g)	7.50%	11/24/43	22,703,114
19,299,000	QBE Insurance Group, Ltd. (c)	6.75%	12/02/44	20,632,754
3,655,000	Sumitomo Life Insurance Co. (c) (g)	6.50%	09/20/73	4,029,637
				321,198,129
	Metals & Mining – 1.6%
9,500,000	BHP Billiton Finance USA Ltd. (c) (g)	6.25%	10/19/75	10,008,915
40,373,000	BHP Billiton Finance USA Ltd. (c) (g)	6.75%	10/19/75	45,005,802
				55,014,717
	Oil, Gas & Consumable Fuels – 6.1%
17,840,000	Andeavor Logistics L.P., Series A (c)	6.88%	(a)	18,167,810
11,000,000	DCP Midstream L.P., Series A (c)	7.38%	(a)	10,855,625
54,598,441	Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (b)	6.11%	10/01/37	54,325,449
39,167,000	Enbridge, Inc. (c)	5.50%	07/15/77	36,523,227
12,000,000	Enbridge, Inc. (c)	6.25%	03/01/78	11,747,739
13,238,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	12,923,597
29,460,000	Energy Transfer Partners L.P., 3 Mo. LIBOR + 3.02% (b)	4.79%	11/01/66	25,777,500
11,900,000	Energy Transfer Partners L.P., Series B (c)	6.63%	(a)	11,276,143
7,500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (b)	4.78%	06/01/67	7,454,384
26,118,594	Enterprise Products Operating LLC, Series A, 3 Mo. LIBOR + 3.71% (b)	5.48%	08/01/66	26,254,672
				215,306,146
	Transportation Infrastructure – 1.1%
35,766,000	AerCap Global Aviation Trust (c) (g)	6.50%	06/15/45	38,090,790
	Total Capital Preferred Securities			2,326,992,728
	(Cost $2,332,544,253)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.4%
	Insurance – 0.4%
$14,000,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	$13,787,232
	(Cost $13,963,930)

Total Investments – 98.9%	3,485,319,288
(Cost $3,498,191,725) (i)
Net Other Assets and Liabilities – 1.1%	37,252,722
Net Assets – 100.0%	$3,522,572,010

(a)	Perpetual maturity.
(b)	Floating or variable rate security.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund’s sub-advisor (the “Sub-Advisor”).
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $817,606,372 or 23.2% of net assets.
(h)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2018, securities noted as such amounted to $879,087,130 or 25.0% of net assets. Of these securities, 2.7% originated in emerging markets, and 97.3% originated in foreign markets.
(i)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $56,481,774 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $69,354,211. The net unrealized depreciation was $12,872,437.

LIBOR	London Interbank Offered Rate
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 179,972,182	$ 165,926,942	$ 14,045,240	$ —
Multi-Utilities	22,562,725	11,802,529	10,760,196	—
Other industry categories*	824,647,844	824,647,844	—	—
$100 Par Preferred Securities:
Banks	12,848,986	—	12,848,986	—
Consumer Finance	28,097,966	28,097,966	—	—
$1,000 Par Preferred Securities*	76,409,625	—	76,409,625	—
Capital Preferred Securities*	2,326,992,728	—	2,326,992,728	—
Corporate Bonds and Notes*	13,787,232	—	13,787,232	—
Total Investments	$ 3,485,319,288	$ 1,030,475,281	$ 2,454,844,007	$—

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $3,498,191,725)	$ 3,485,319,288
Cash	16,867,907
Receivables:
Interest	29,534,688
Dividends	2,213,849
Interest reclaims	208,574
Dividend reclaims	92,258
Investment securities sold	17,040
Total Assets	3,534,253,604
LIABILITIES:
Payables:
Investment securities purchased	9,225,375
Investment advisory fees	2,456,219
Total Liabilities	11,681,594
NET ASSETS	$3,522,572,010
NET ASSETS consist of:
Paid-in capital	$ 3,549,832,007
Par value	1,816,050
Accumulated net investment income (loss)	1,320,532
Accumulated net realized gain (loss) on investments	(17,524,142)
Net unrealized appreciation (depreciation) on investments	(12,872,437)
NET ASSETS	$3,522,572,010
NET ASSET VALUE, per share	$19.40
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	181,605,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 70,321,320
Dividends	34,999,691
Foreign withholding tax	(74,200)
Total investment income	105,246,811
EXPENSES:
Investment advisory fees	13,985,648
Total expenses	13,985,648
NET INVESTMENT INCOME (LOSS)	91,261,163
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,992,575)
In-kind redemptions	702,119
Net realized gain (loss)	(5,290,456)
Net change in unrealized appreciation (depreciation) on investments	(121,069,101)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(126,359,557)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,098,394)

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 91,261,163	$ 114,176,261
Net realized gain (loss)	(5,290,456)	(3,659,478)
Net change in unrealized appreciation (depreciation)	(121,069,101)	80,709,412
Net increase (decrease) in net assets resulting from operations	(35,098,394)	191,226,195
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(91,139,001)	(114,019,342)
Return of capital	—	(292,582)
Total distributions to shareholders	(91,139,001)	(114,311,924)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	660,090,126	1,605,162,501
Cost of shares redeemed	(37,363,756)	(31,391,795)
Net increase (decrease) in net assets resulting from shareholder transactions	622,726,370	1,573,770,706
Total increase (decrease) in net assets	496,488,975	1,650,684,977
NET ASSETS:
Beginning of period	3,026,083,035	1,375,398,058
End of period	$3,522,572,010	$3,026,083,035
Accumulated net investment income (loss) at end of period	$1,320,532	$1,198,370
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	150,305,000	70,655,000
Shares sold	33,200,000	81,250,000
Shares redeemed	(1,900,000)	(1,600,000)
Shares outstanding, end of period	181,605,000	150,305,000
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,				Period Ended 10/31/2013 (a)
		2017	2016	2015	2014
Net asset value, beginning of period	$ 20.13	$ 19.47	$ 18.97	$ 19.04	$ 18.21	$ 19.99
Income from investment operations:
Net investment income (loss)	0.54	1.08	1.12	1.16 (b)	1.10	0.65
Net realized and unrealized gain (loss)	(0.73)	0.66	0.52	(0.10)	0.76	(1.78)
Total from investment operations	(0.19)	1.74	1.64	1.06	1.86	(1.13)
Distributions paid to shareholders from:
Net investment income	(0.54)	(1.08)	(1.13)	(1.13)	(1.03)	(0.62)
Return of capital	—	(0.00) (c)	(0.01)	—	—	(0.03)
Total distributions	(0.54)	(1.08)	(1.14)	(1.13)	(1.03)	(0.65)
Net asset value, end of period	$19.40	$20.13	$19.47	$18.97	$19.04	$18.21
Total return (d)	(0.96)%	9.24%	8.97%	5.75%	10.42%	(5.74)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,522,572	$ 3,026,083	$ 1,375,398	$ 413,705	$ 86,718	$ 64,722
Ratio of total expenses to average net assets	0.85% (e)	0.85%	0.85%	0.85%	0.85%	0.85% (e)
Ratio of net investment income (loss) to average net assets	5.55% (e)	5.54%	5.97%	6.15%	6.06%	5.44% (e)
Portfolio turnover rate (f)	9%	13%	32%	50%	91%	45%

(a)	Inception date is February 11, 2013, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.01.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(e)	Annualized.
(f)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirteen funds that are offering shares. This report covers the First Trust Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPE on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks, real estate investment trust (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2018, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Values/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Compeer Financial ACA, 6.75%	7/31/15	2,500	$1,055.00	$2,631,250	$2,637,500	0.08%
Dairy Farmers of America, Inc., 7.13%	9/15/16-8/10/17	$7,700,000	109.75	7,898,000	8,450,750	0.24
Farm Credit Bank Of Texas, 6.75%	12/8/15-5/11/17	34,840	107.80	3,613,780	3,755,821	0.11
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-3/12/18	$13,700,000	101.25	13,719,114	13,871,250	0.39

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
Security	Acquisition Date	Principal Values/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Kinder Morgan GP, Inc., 6.22%, 8/18/57	3/21/17-10/16/17	10,000	$938.61	$9,215,000	$9,386,102	0.27%
Land O’Lakes Capital Trust I, 7.45%, 3/15/28	3/20/15-7/7/17	$17,854,000	114.00	19,843,495	20,353,560	0.58
Sovereign Real Estate Investment Trust, 12.00%	5/12/14-3/22/16	4,556	1,177.50	5,906,010	5,364,690	0.15
				$62,826,649	$63,819,674	1.82%
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$114,019,342
Capital gains	—
Return of capital	292,582
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other losses	(11,729,438)
Net unrealized appreciation (depreciation)	108,890,786
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had $11,729,438 of non-expiring capital loss carryforwards for federal income tax purposes.
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
G. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust and Stonebridge are equally responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $815,260,443 and $304,370,750, respectively.
For the six months ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $114,056,199 and $10,690,362, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other

Notes to Financial Statements (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 1, 2019.
7. Line of Credit
First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $320 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 7, 2018, the commitment was $220 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that a fund accesses the credit line, there would also be an interest fee charged. The Funds did not have any borrowings outstanding during the six months ended April 30, 2018.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Creations, Redemptions, and Transactions Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. The Fund is concentrated in the financial sector.
CONTINGENT CONVERTIBLE SECURITIES RISK. Contingent convertible securities (“CoCos”) may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CURRENCY EXCHANGE RATE RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DERIVATIVES RISK. The use of swaps, options, futures contracts, forward contracts and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund values the securities.
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration.
INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies, including ETFs. As a shareholder in other investment companies, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or other exchange-traded investment companies.
LIQUIDITY RISK. The Fund may invest a significant portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Additional Information (Continued)
First Trust Preferred Securities and Income ETF (FPE)
April 30, 2018 (Unaudited)
REIT INVESTMENT RISK. The Fund invests in real estate investment trusts (“REITs”), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties, defaults by borrowers or tenants, market saturation, changes in general and local operating expenses and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the fund’s assets are small or the Fund does not have enough shareholders.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road
Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Managed Municipal ETF which contains information about your investment for the period ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The primary investment objective of First Trust Managed Municipal ETF (the “Fund”) is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (5/13/14) to 4/30/18	Inception (5/13/14) to 4/30/18
Fund Performance
NAV	-0.45%	3.06%	3.97%	16.70%
Market Price	-0.47%	3.05%	3.99%	16.80%
Index Performance
Bloomberg Barclays Municipal 10-Year Revenue Index	-1.47%	1.19%	2.90%	12.01%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Continuing Care Retirement Communities	11.6%
Hospital	10.2
Insured	8.0
Higher Education	7.0
Education	6.4
Water & Sewer	5.9
Dedicated Tax	5.7
Certificates of Publication	5.2
Government Obligation Bond - Unlimited Tax	4.9
Government Obligation Bond - Limited Tax	4.1
Utility	3.6
Special Assessment	3.6
Gas	3.6
Airport	2.7
Toll Road	2.6
Industrial Development Bond	2.3
Tax Increment	1.9
Student Housing	1.2
Skilled Nursing	1.0
Local Housing	1.0
Other Health	0.8
Tobacco	0.8
Pre-refunded/Escrowed-to-maturity	0.8
Mass Transit	0.6
Port	0.1
Stadium	0.0*
Hotel	0.0*
Cash	4.4
Total	100.0%

*	Amount is less than 0.1%.
Credit Quality(1)	% of Total Investments (including cash)
AAA	7.5%
AA	23.1
A	28.4
BBB	16.5
BB	5.5
Not Rated	14.6
Cash	4.4
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 14, 2014 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
5/14/14 – 10/31/14	2	10	0	0
11/1/14 – 10/31/15	178	16	0	0
11/1/15 – 10/31/16	200	0	0	0
11/1/16 – 10/31/17	207	0	0	0
11/1/17 – 4/30/18	102	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
5/14/14 – 10/31/14	64	43	0	0
11/1/14 – 10/31/15	57	0	0	0
11/1/15 – 10/31/16	51	1	0	0
11/1/16 – 10/31/17	45	0	0	0
11/1/17 – 4/30/18	21	0	0	0

Portfolio Management
First Trust Managed Municipal ETF (FMB)
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the team manages/consults for a variety of investment portfolios and separately managed accounts.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$995.50	0.50%	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 95.6%
	Alabama – 0.3%
$500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	$560,720
600,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	616,038
				1,176,758
	Arizona – 2.0%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,414,525
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	5.00%	07/01/37	386,089
750,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	4.00%	07/01/21	756,855
555,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/26	592,107
400,000	La Paz Cnty AZ Indl Dev Auth Edu Fac Lease Rev Chrt Sch Solutions-Harmony Pub Schs Proj, Ser A (a)	5.00%	02/15/26	429,472
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts Arizona Projs, Ser C	5.00%	07/01/25	224,236
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	513,455
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	4.00%	07/01/26	499,290
500,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional Schs Projs, Ser A (a)	4.00%	07/01/26	495,850
510,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (a)	4.00%	06/15/22	514,228
450,000	Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American Leadership Academy Proj (a)	4.60%	06/15/25	463,752
500,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	6.00%	10/01/37	515,925
275,000	Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Regl Med Ctr	5.00%	08/01/23	304,464
				7,110,248
	California – 9.2%
320,000	Abag CA Fin Auth For Nonprofit Corps Ref Episcopal Sr Cmntys, Ser B	5.00%	07/01/23	357,619
275,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp	5.00%	10/15/29	308,157
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	1,090,970
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/26	477,950
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	882,784
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	695,634
700,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (a)	4.00%	07/01/26	705,495
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	230,654
125,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/29	142,744
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	555,855
2,500,000	CA St Ref Various Purpose	5.00%	10/01/25	2,944,575
500,000	CA St Ref, Ser C	5.00%	09/01/32	578,520
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/37	541,305
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/36	585,293
800,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	799,328
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	546,210
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	114,529
500,000	CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A (b)	4.00%	06/01/21	510,010
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Hsg Merged Redev Proj Area, Ser B, AGM	5.00%	08/01/32	$1,114,930
1,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	1,279,666
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS	5.00%	04/01/32	561,040
1,050,000	Fresno CA Arpt Rev Ref, Ser B, BAM, AMT	5.13%	07/01/30	1,141,287
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,544,443
1,015,000	Kaweah CA Delta Hlth Care Dist Rev, Ser B	5.00%	06/01/40	1,096,504
210,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/22	231,905
2,250,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	2,462,175
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	970,746
45,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	50,617
1,500,000	Los Angeles CA Dept of Wtr & Pwr Wtrwks Rev Ref, Ser B	5.00%	07/01/36	1,716,120
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	370,458
1,110,000	Montebello CA Pub Fing Auth Rev Montebello Home2 Suites Hilton Hotel Proj, Ser A	5.00%	06/01/32	1,262,248
560,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	597,660
350,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	406,109
600,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/26	690,462
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT	5.00%	07/01/30	1,039,500
775,000	San Diego Cnty CA Regl Arpt Auth Sub Rev, Ser B, AMT	5.00%	07/01/31	892,319
1,250,000	San Diego Cnty CA Regl Transprtn Commission, Ser A	5.00%	04/01/35	1,453,600
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	1,099,340
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	317,352
105,000	San Luis Coastal CA Unif Sch Dist Election 2014, Ser B	5.00%	08/01/30	125,496
				32,491,609
	Colorado – 4.5%
835,000	Amber Creek Met Dist CO Ref, Ser A (c)	5.00%	12/01/37	826,742
500,000	Base Vlg Met Dist #2 CO Ref, Ser A (c)	5.50%	12/01/36	509,640
1,000,000	Canyons Met Dist #5 CO Ref, Ser A (c)	6.00%	12/01/37	1,006,590
500,000	Castle Oaks CO Met Dist #3 Ref (c)	5.00%	12/01/37	501,905
500,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/22	540,930
1,000,000	Centerra CO Met Dist #1 Spl Rev Dist #1 (b)	5.00%	12/01/29	1,073,030
300,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	330,993
350,000	CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	387,012
605,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/27	658,300
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A	5.00%	12/01/33	559,881
150,000	Conservatory Met Dist CO Arapahoe Cnty Ref, BAM	5.00%	12/01/24	170,090
245,000	Conservatory Met Dist CO Arapahoe Cnty Ref, BAM	5.00%	12/01/25	281,578
500,000	Copperleaf CO Met Dist #2 Ref (c)	5.25%	12/01/30	524,590
90,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/24	101,765
55,000	E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B, NATL-RE	(d)	09/01/22	49,601
250,000	Harvest Junction CO Met Dist Ref & Impt	5.00%	12/01/30	259,725
860,000	Lakes At Centerra Met Dist No 2 CO Impt, Ser A (c)	4.63%	12/01/27	859,966

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	$108,542
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	192,935
2,200,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/24	2,490,400
150,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/34	166,763
155,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/35	171,883
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	33,864
500,000	Parker Homestead Met Dist CO Ref (c)	5.63%	12/01/44	526,765
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	4.13%	12/15/27	1,008,740
160,000	Pub Auth for CO St Energy Nat Gas Purchase Rev	6.13%	11/15/23	185,594
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (c)	5.13%	12/01/37	557,408
750,000	Sierra Ridge Met Dist No 2 CO Sr, Ser A (c)	4.50%	12/01/31	734,302
500,000	Southglenn CO Met Dist Spl Rev Ref (c)	5.00%	12/01/30	518,690
165,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/26	183,333
500,000	Whispering Pines Met Dist #1 CO, Ser A (c)	5.00%	12/01/37	504,060
				16,025,617
	Connecticut – 1.4%
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,151,650
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,496,713
550,000	CT St Spl Tax Oblig Rev Transptrn Infrastructure, Ser A	5.00%	09/01/28	604,978
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblg Rev Ref Harbor Point Proj Limited (a)	5.00%	04/01/39	531,365
				4,784,706
	District of Columbia – 1.0%
3,000,000	DC Wtr & Swr Auth Pub Utility Rev Ref Sub Lien, Ser A	5.00%	10/01/36	3,419,820
	Florida – 7.6%
80,000	Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp & Clinics, Ser A	5.00%	12/01/26	89,590
175,000	Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy & Cornerstone Chrt High Sch	5.50%	10/01/22	182,413
300,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	301,956
210,000	Bonterra Cmnty Dev Dist FL Spl Assmnt Sr, Ser A-1	3.13%	05/01/26	204,261
500,000	Brookstone CDD FL Spl Assmnt Rev CDD (a)	3.88%	11/01/23	499,875
605,000	Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A, AGM, AMT	5.00%	04/01/22	657,278
330,000	Capital Trust Agy FL Eductnl Facs Rev Viera Chrt Schs Inc Proj, Ser A (a)	4.00%	10/15/29	317,929
250,000	Citizens Property Insurance Corp FL, Ser A-1	5.00%	06/01/22	273,430
25,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.00%	08/15/19	25,943
280,000	Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A	5.50%	08/15/24	299,510
595,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	598,998
370,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	407,559
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	136,512
1,000,000	Jacksonville FL Hlth Care Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,136,680
1,500,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	1,734,855
1,080,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	1,193,152
1,400,000	Mediterra FL S CDD Capital Impt Rev Ref	5.10%	05/01/31	1,497,440
500,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/23	553,540
520,000	Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp	5.00%	07/01/25	584,069
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Miami FL Spl Oblig Ref (a)	5.00%	03/01/30	$548,410
375,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	382,650
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	285,920
515,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	562,169
1,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	1,126,010
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/25	482,892
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/32	588,357
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Academy Proj	5.00%	01/15/37	1,276,538
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,210,529
565,000	Nthrn Palm Beach Cnty FL Impt Dist	3.25%	08/01/22	566,932
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	373,495
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	370,989
70,000	Orange Cnty FL Hlth Facs Auth Rev Ref Mayflower Retmnt Ctr	5.00%	06/01/32	73,667
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	904,439
1,345,000	Palm Beach Cnty FL Hlth Facs Auth Rev Lifespace Cmntys Inc, Ser B	5.00%	05/15/41	1,460,697
55,000	Port Saint Lucie FL Cmnty Redev Agy Rev Ref	5.00%	01/01/23	60,914
120,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of Isle Proj	5.00%	01/01/26	134,920
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	2,466,247
230,000	Seven Oaks FL Cmnty Dev Dist Spl Assmnt Rev Ref Sr, Ser B-1	4.00%	05/01/24	242,537
500,000	Six Mile Creek FL CDD Capital Impt Rev Ref Assmnt Area 2 Phase 2, Ser B	5.35%	11/01/29	492,000
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	567,930
1,500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/30	1,696,230
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	112,788
75,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	77,876
				26,760,126
	Georgia – 1.8%
500,000	Atlanta GA Tax Allocation Ref Eastside Proj	5.00%	01/01/30	563,615
315,000	East Point GA Tax Allocation Ref	5.00%	08/01/21	342,796
1,030,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	1,145,360
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	45,546
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	198,490
775,000	Marietta GA Dev Auth Ref Univ Facs Life Univ, Ser A (a)	5.00%	11/01/27	852,492
560,000	Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C	5.25%	10/01/27	611,229
925,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/33	1,008,833
1,500,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj	5.00%	04/01/44	1,614,210
				6,382,571
	Guam – 0.1%
230,000	Guam Govt Business Privelage Tax Rev, Ser B-1	5.00%	01/01/37	236,884
75,000	Guam Pwr Auth Rev Ref, Ser A, AGM	5.00%	10/01/20	79,702
				316,586
	Hawaii – 0.3%
170,000	HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth Oblig Grp, Ser B	5.00%	07/01/30	187,087
110,000	HI St Pacific Hlth Spl Purpose Rev, Ser B	5.63%	07/01/30	118,375

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Hawaii (Continued)
$800,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Junior, Ser A	5.00%	07/01/20	$852,136
				1,157,598
	Idaho – 0.7%
500,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	530,370
255,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	265,797
985,000	ID St Hlth Facs Auth Rev St Lukes Hlth Sys Proj, Ser A	5.00%	03/01/44	1,053,684
500,000	ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D	5.00%	12/01/33	549,215
				2,399,066
	Illinois – 3.0%
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,139,650
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,132,570
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	508,355
305,000	Chicago IL O’Hare International Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	338,538
290,000	Chicago IL O’Hare International Arpt Rev Ref Gen Sr Lien, Ser C	5.00%	01/01/38	320,238
400,000	Chicago IL O’Hare International Arpt Rev, Ser C, AMT	5.00%	01/01/34	435,864
110,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	113,828
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	550,885
150,000	Chicago IL Ref, Ser C	4.00%	01/01/22	151,985
70,000	Chicago IL Ref, Ser C	5.00%	01/01/22	73,308
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	532,280
195,000	Chicago IL Ref, Ser C	5.00%	01/01/26	207,884
40,000	Chicago IL Ref, Ser C	5.00%	01/01/38	40,840
285,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	243,951
100,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	77,549
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	522,064
230,000	IL St	5.00%	05/01/23	239,267
70,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	77,840
845,000	IL St Fin Auth Rev Ref Mercy Hlth System Obligated Grp	5.00%	12/01/33	929,145
1,010,000	IL St Fin Auth Rev Sthrn IL Hlth Care, Ser A	5.00%	03/01/47	1,100,940
600,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	659,556
315,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	341,504
470,000	IL St, Ser A	4.00%	01/01/25	460,816
500,000	IL St, Ser D	5.00%	11/01/24	519,655
20,000	IL St, Ser D	5.00%	11/01/26	20,843
				10,739,355
	Indiana – 0.8%
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	986,860
475,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/26	519,061
110,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/31	118,661
20,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.00%	11/15/23	21,487
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	500,568
40,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	44,020
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	311,149
500,000	Mishawaka IN Mf Hsg Rev Silver Birch Mishawaka Proj (a)	5.10%	01/01/32	489,375
				2,991,181
	Iowa – 0.3%
385,000	Coralville IA Ref Annual Appropriation, Ser B	4.00%	05/01/24	401,170
315,000	Coralville IA Ref Annual Appropriation, Ser B	4.00%	05/01/26	325,222
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Iowa (Continued)
$275,000	Coralville IA, Ser E, COPS	4.00%	06/01/23	$290,922
				1,017,314
	Kansas – 2.2%
475,000	Hutchinson KS Hosp Facs Rev Hutchinson Regl Med Ctr Inc	5.00%	12/01/25	520,082
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,394,926
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,648,208
1,045,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,143,658
440,000	Topeka KS Utility Rev Comb, Ser A	5.00%	08/01/24	505,710
1,500,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	3.75%	05/15/23	1,502,160
500,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	5.00%	05/15/33	522,005
475,000	Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	530,257
				7,767,006
	Kentucky – 0.7%
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,121,360
750,000	KY St Econ Dev Fin Auth Owensboro Med Hlth Sys, Ser A	6.00%	06/01/30	809,865
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/22	329,556
50,000	Russell KY Rev Bon Secours Hlth Sys	5.00%	11/01/22	55,556
100,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	109,807
				2,426,144
	Louisiana – 1.0%
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,107,160
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	284,445
390,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/30	432,951
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	421,466
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	226,396
1,050,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/28	1,174,540
				3,646,958
	Maryland – 3.7%
1,120,000	Baltimore MD Rev Ref Sr, Ser B	5.00%	07/01/33	1,267,347
1,000,000	Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj, Ser A	5.00%	09/01/38	1,065,950
125,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/21	129,723
500,000	Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac	5.00%	04/01/26	530,340
220,000	MD St Econ Dev Corp Econ Dev Rev Transn Facs Proj, Ser A	5.38%	06/01/25	235,006
600,000	MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	630,066
2,490,000	MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,797,415
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlth Care Obligated Grp, Ser A	5.50%	01/01/26	579,800
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/30	914,920
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth System, Ser A	5.00%	07/01/32	1,133,450
1,000,000	Montgomery Cnty MD Ref, Ser B	5.00%	06/01/22	1,111,580
1,500,000	Prince Georges Cnty MD Rev Ref Collington Episcopal Life Care Cmnty Inc	5.00%	04/01/25	1,629,390
365,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-1	5.00%	11/01/27	406,902

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$250,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-2	3.38%	11/01/27	$244,918
375,000	Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at King Farm Proj, Ser A-2	5.00%	11/01/28	416,415
				13,093,222
	Massachusetts – 0.5%
325,000	MA St Dev Fin Agy Rev Merrimack Clg	5.00%	07/01/37	351,900
500,000	MA St Dev Fin Agy Rev Ref Newbridge Charles Inc (a)	5.00%	10/01/37	534,430
700,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/24	784,147
				1,670,477
	Michigan – 2.3%
1,100,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/28	1,261,645
1,000,000	Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref, Ser A	5.00%	07/01/29	1,136,070
890,000	MI St Fin Auth Ltd Oblig Rev Ref College for Creative Studies Proj	5.00%	12/01/25	970,883
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,100,260
500,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.80%	10/01/22	511,835
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1	3.88%	10/01/23	127,786
2,500,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	2,838,525
				7,947,004
	Minnesota – 2.1%
175,000	Baytown Twp MN Lease Ref, Ser A	3.00%	08/01/22	171,976
1,000,000	North Oaks MN Sr Hsg Rev Ref Waverly Gardens Proj	5.00%	10/01/28	1,110,660
215,000	Nthrn MN Muni Pwr Agy Elec Sys Rev Ref	5.00%	01/01/32	243,030
1,000,000	Rochester MN Hlth Care & Hsg Rev Ref Samaritan Bethany Inc Proj, Ser A	5.00%	08/01/37	1,039,340
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	562,640
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	557,870
2,000,000	Saint Paul MN Hsg & Redev Auth Mf Hsg Rev Pioneer Press Apts Proj, Ser B (a)	3.38%	11/01/20	1,967,120
500,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.00%	09/01/24	508,955
475,000	Saint Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian Homes Bloomington Proj	3.13%	09/01/25	483,336
360,000	W Saint Paul MN Hsg & Hlth Care Facs Rev Ref Walker Westwood Ridge Campus Proj	3.25%	11/01/24	355,428
455,000	W Saint Paul MN Hsg & Hlth Care Facs Rev Ref Walker Westwood Ridge Campus Proj	3.50%	11/01/25	447,042
				7,447,397
	Missouri – 1.8%
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	783,909
1,270,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth System	5.00%	02/15/26	1,411,072
1,000,000	Kansas City MO Land Clearance Redev Auth Proj Rev Convention Ctr Hotel Proj Tif Fing, Ser B (a)	5.00%	02/01/40	1,026,320
1,385,000	MO Jt Muni Elec Utility Commission Pwr Sply Sys Rev Ref Mopep Facs	5.00%	12/01/31	1,604,135
200,000	MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO Centerpoint Proj, Ser B	5.00%	04/01/28	223,480
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$200,000	MO St Hlth & Eductnl Facs Auth Eductnl Facs Rev St Louis Clg Pharmacy, Ser B	5.00%	05/01/30	$221,258
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	174,349
500,000	MO St Hlth & Eductnl Facs Auth Sr Living Facs Lutheran Sr	5.38%	02/01/35	516,670
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Ref, COPS	5.00%	12/01/28	286,957
				6,248,150
	Montana – 0.4%
500,000	Kalispell MT Hsg & Hlthcare Facs Rev Ref Immanuel Lutheran Corp Proj Temps 50, Ser B	3.40%	11/15/22	500,340
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	841,417
				1,341,757
	Nebraska – 0.9%
1,745,000	Central Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	1,901,212
545,000	Madison Cnty NE Hosp Auth #1 Ref Faith Regl Hlth Svcs Proj	5.00%	07/01/28	607,234
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	563,615
				3,072,061
	Nevada – 0.6%
1,100,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	1,157,651
460,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/22	489,435
335,000	NV Dept of Business & Industry NV Doral Academy, Ser A (a)	5.00%	07/15/27	352,340
				1,999,426
	New Jersey – 1.8%
250,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	284,210
360,000	NJ St Econ Dev Auth Ref, Ser A	4.13%	06/15/26	367,225
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	549,855
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	541,999
1,000,000	NJ St Hlth Care Facs Fing Auth Rev Ref Hackensack Meridian Hlth, Ser A	5.00%	07/01/24	1,138,890
100,000	NJ St Transit Corp, Ser A, GANS	5.00%	09/15/21	106,559
1,400,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser D	5.25%	12/15/23	1,538,936
1,000,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/26	1,136,400
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	570,850
				6,234,924
	New York – 3.2%
100,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/22	110,251
115,000	Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref Orchard Park	5.00%	11/15/24	129,211
3,400,000	Build NYC Resource Corp NY Sol Wst Disp Rev Ref Pratt Paper Inc Proj, AMT (a)	5.00%	01/01/35	3,633,920
1,000,000	Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1	5.00%	11/15/34	1,125,380
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth College of Rochester Proj, Ser A	5.00%	10/01/23	929,107
1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	1,124,500
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,689,375
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (a)	5.00%	12/01/25	334,590

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$195,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	4.00%	05/01/22	$203,490
85,000	NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace Univ, Ser A	5.00%	05/01/23	93,165
500,000	Port Auth of New York & New Jersey NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	559,620
465,000	Port Auth of New York & New Jersey NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	511,732
15,000	Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	16,349
85,000	Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth Svcs Long Island Oblig Grp Proj	5.00%	07/01/28	91,827
500,000	TSASC Inc NY Ref, Ser A	5.00%	06/01/29	561,620
				11,114,137
	North Carolina – 1.7%
1,000,000	Charlotte NC Wtr & Swr Sys Rev Ref	5.00%	07/01/21	1,093,120
1,775,000	Charlotte NC Wtr & Swr Sys Rev Ref	5.00%	07/01/22	1,980,651
900,000	NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	1,003,698
750,000	NC St Med Care Commission Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/37	821,708
500,000	NC St Med Care Commission Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/47	542,360
430,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/36	486,506
				5,928,043
	North Dakota – 0.5%
225,000	Burleigh Cnty ND Hlth Care Rev St Alexius Med Ctr Proj, Ser A	5.00%	07/01/22	244,076
1,300,000	Grand Forks ND Sr Hsg & Nur Fac Rev Ref Vly Homes Oblig Grp, Ser A	5.00%	12/01/23	1,363,739
				1,607,815
	Ohio – 2.6%
1,500,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/31	1,701,900
1,000,000	Butler Cnty OH Hosp Facs Ref Uc Hlth	5.00%	11/15/32	1,128,500
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,053,180
500,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	5.00%	11/15/24	567,515
1,255,000	Columbus OH Swr Rev Ref Sys	5.00%	06/01/26	1,442,622
700,000	Hamilton Cnty OH Hlth Care Facs Rev Christ Hosp Proj	5.25%	06/01/27	775,082
1,000,000	OH St Hgr Edu, Ser A	5.00%	05/01/33	1,135,520
1,000,000	OH St Wtr Dev Auth Rev Wtr Dev Fresh Wtr, Ser A	5.00%	12/01/21	1,102,050
230,000	S Estrn OH Port Auth Hosp Facs Rev Ref Mem Hlth Sys	5.00%	12/01/23	243,754
				9,150,123
	Oklahoma – 1.3%
750,000	OK St Dev Fin Auth Hlth Sys Rev OU Medicine Proj, Ser B	5.25%	08/15/48	823,065
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,143,470
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,145,320
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,114,710
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	280,205
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma (Continued)
$100,000	Tulsa OK Arpts Impt Trust Ref, Ser D, BAM	5.00%	06/01/28	$105,474
				4,612,244
	Oregon – 2.7%
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	176,875
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	272,570
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/37	539,720
210,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	219,097
1,250,000	OR St Business Dev Commission Econ Dev Rev Ref Red Rock Biofuels LLC Clean Energy Proj, Ser 248-D, AMT (a)	6.50%	04/01/31	1,286,087
2,000,000	OR St Dept of Transprtn Highway User Tax Rev Ref Sr Lien, Ser C	5.00%	11/15/21	2,198,800
2,500,000	OR St Dept of Transprtn Highway User Tax Rev Ref, Ser A	5.00%	11/15/22	2,802,900
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,226,962
700,000	Yamhill Cnty OR Hosp Auth Ref Friendsview Retmnt Cmnty, Ser A	5.00%	11/15/31	759,150
				9,482,161
	Pennsylvania – 7.4%
600,000	Bucks Cnty PA Indl Dev Auth Ref Sch Lane Chrt Sch Proj	5.00%	03/15/26	654,090
765,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	810,540
1,000,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/25	1,128,070
410,000	Cmwlth Fing Auth PA Tobacco Master Settlement Payment Rev Tobacco Master Settlement Payment Bonds	5.00%	06/01/26	466,236
500,000	Colonial PA Sch Dist	5.00%	02/15/36	567,205
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	343,854
300,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	329,331
700,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	755,419
1,095,000	Dallas PA Area Muni Auth Univ Rev Ref Misericordia Univ Proj	5.00%	05/01/22	1,181,198
1,340,000	Delaware Cnty PA Auth Ref Elwyn Proj	5.00%	06/01/27	1,484,224
750,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	837,540
500,000	Middletown PA Sch Dist, Ser A	5.00%	03/01/28	551,920
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Philadelphia Presbytery Homes Inc Proj	5.00%	12/01/32	2,230,220
980,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/25	1,066,024
50,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/29	53,696
1,475,000	Montgomery Cnty PA Indl Dev Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/36	1,633,577
140,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	157,692
1,000,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	1,127,730
1,000,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/25	1,139,600
1,000,000	PA St Turnpike Commission Turnpike Rev Ref	5.00%	12/01/33	1,104,770
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	331,166
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,837,469
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,240,160
500,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	558,265

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	$454,507
2,665,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,954,339
				25,998,842
	Rhode Island – 0.5%
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,603,649
265,000	Tobacco Settlement Fing Corp RI Ref, Ser A	5.00%	06/01/24	298,488
				1,902,137
	South Carolina – 0.6%
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,114,250
175,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	174,738
745,000	Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3	5.00%	01/01/23	791,890
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	33,902
150,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A, AGM	5.50%	08/01/24	165,327
				2,280,107
	South Dakota – 0.3%
30,000	SD St Hlth & Eductnl Facs Auth Avera Hlth, Ser B	5.50%	07/01/35	30,187
1,000,000	SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B	5.00%	11/01/34	1,096,240
				1,126,427
	Tennessee – 1.2%
335,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	371,244
1,430,000	Maryville TN Ref, Ser B	5.00%	06/01/24	1,637,421
600,000	Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT	5.75%	07/01/23	643,824
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,535,245
25,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/21	27,216
120,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/22	132,682
				4,347,632
	Texas – 11.5%
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	494,087
250,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/25	276,868
225,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/27	249,615
600,000	Brd of Managers TX Joint Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	632,616
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	648,042
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	954,167
1,460,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	1,511,888
550,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/32	636,262
725,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/33	835,823
600,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/34	690,762
1,000,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/35	1,141,000
700,000	Deer Park TX Indep Sch Dist Sch Bldg	5.00%	08/15/36	797,048
1,675,000	Flower Mound TX Ref	5.00%	09/01/21	1,833,254
555,000	Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1	6.13%	09/01/28	563,375
550,000	Harris Cnty TX Cultural Edu Facs Fin Corp Thermal Utility Re Ref Teco Proj	5.00%	11/15/29	647,119
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$300,000	Harris Cnty TX Cultural Edu Facs Fin Corp Thermal Utility Re Ref Teco Proj	5.00%	11/15/30	$351,336
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,242,978
500,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, AMT	4.50%	07/01/20	520,920
1,000,000	Houston TX Arpt Sys Rev Ref, Ser B-2, AMT	5.00%	07/15/20	1,053,220
1,130,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	1,138,068
1,000,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (a)	4.20%	08/15/25	1,001,690
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/29	581,285
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	579,290
150,000	Liberty Hill TX Indep Sch Dist Ref	4.00%	08/01/31	160,655
500,000	Mission TX Econ Dev Corp Rev Sr Lien Nat Gasoline Proj, Ser B, AMT (b)	5.75%	10/01/31	519,085
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,557,620
1,560,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,724,767
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	282,718
500,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Carillon Lifecare Cmnty Proj	5.00%	07/01/36	511,405
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf Collegiate Hsg Galveston I LLC TX A&M Univ Galveston	5.00%	04/01/22	541,850
25,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf Stephenville-Tarleton St Univ Proj, Ser A	4.25%	04/01/22	26,458
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A	5.00%	04/01/29	553,610
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs Inc, Ser A	5.00%	06/15/32	507,394
495,000	Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC Crestview, Ser A	7.75%	11/15/31	587,778
500,000	San Antonio TX Wtr Rev Ref Jr Lien, Ser A	5.00%	05/15/34	581,395
770,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Ref Buckner Retmnt Svcs Inc Proj	5.00%	11/15/29	878,370
500,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Temps 50 Buckner Sr Living Ventana Proj, Ser B-3	3.88%	11/15/22	500,825
2,000,000	TX St A&M Univ Rev Ref, Ser C	4.00%	05/15/32	2,143,340
1,165,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,354,103
600,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/24	658,992
2,850,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/30	3,095,356
550,000	TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev	5.00%	12/15/31	596,112
525,000	TX St Transprtn Commission Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	574,644
1,000,000	Univ of Houston TX Univ Rev Ref, Ser A	5.00%	02/15/29	1,152,910
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,732,520
500,000	Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM	6.00%	12/01/26	599,525
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	171,573
125,000	Viridian TX Muni Mgmt Dist Utility Impt, BAM	5.00%	12/01/26	138,365
				40,532,083
	Utah – 0.7%
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/32	442,208
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy	5.00%	04/15/37	354,575
500,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy Proj (a)	6.00%	04/15/45	518,685

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	$1,285,320
				2,600,788
	Vermont – 0.6%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	607,283
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	809,487
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	635,965
				2,052,735
	Virginia – 1.6%
1,580,000	Hampton Roads VA Santn Dist Wstwtr Rev Ref Sub, Ser A	5.00%	08/01/35	1,813,018
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,277,700
1,500,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Ref	5.00%	12/01/34	1,699,950
				5,790,668
	Washington – 3.9%
1,250,000	Centrl Puget Sound WA Regl Transprtn Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1	5.00%	11/01/35	1,423,025
1,000,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	4.00%	07/01/35	1,045,600
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,400,625
1,500,000	Energy NW WA Elec Rev Ref, Ser A	5.00%	07/01/24	1,722,165
500,000	Grays Harbor Cnty WA Pub Hosp Dist #1 Hosp Rev Pub Hosp Dt, BANS	3.00%	08/01/19	498,470
155,000	Mason Cnty WA Pub Utility Dist #1 Sys	3.50%	12/01/21	161,357
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	282,231
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	118,760
165,000	Skagit Cnty WA Pub Hosp Dist #1 Skagit Vly Hosp	5.00%	12/01/20	172,714
250,000	Tacoma WA Elec Sys Rev	5.00%	01/01/37	284,412
250,000	Tobacco Settlement Auth WA Tobacco Settlement Rev Ref	5.00%	06/01/23	277,622
35,000	WA St Hsg Fin Commission Ref Emerald Heights Proj	5.00%	07/01/22	38,526
50,000	WA St Hsg Fin Commission Ref Emerald Heights Proj	5.00%	07/01/28	54,749
2,025,000	WA St Ref, Ser B	5.00%	08/01/32	2,339,665
3,325,000	WA St, Ser 2017-A	5.00%	08/01/35	3,799,677
				13,619,598
	Wisconsin – 4.2%
1,250,000	Pub Fin Auth WI Chrt Sch Rev Limited American Prep Academy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	1,270,538
1,945,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,968,262
620,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	643,281
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT (a)	5.00%	12/01/25	1,120,290
425,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (a)	4.00%	03/01/27	438,719
1,410,000	Pub Fin Auth WI Rev Ref Retmnt Hsg Fdtn Obligated Grp, Ser B	5.00%	11/15/26	1,606,159
500,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj (a)	3.50%	11/15/23	504,515
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,490,619
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Group, Ser A	5.00%	11/15/36	1,131,950
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ	5.00%	10/01/28	549,285
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,306,530
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	192,799
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$100,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Johns Cmntys Inc, Ser B	4.00%	09/15/23	$102,783
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/30	460,334
1,015,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/31	1,071,597
595,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/32	626,404
455,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A	5.00%	09/15/33	477,668
				14,961,733
	Wyoming – 0.1%
250,000	Natrona Cnty WY Hosp Rev Ref WY Med Ctr Proj	5.00%	09/15/30	281,000

Total Investments – 95.6%	337,055,354
(Cost $337,449,502) (e)
Net Other Assets and Liabilities – 4.4%	15,663,534
Net Assets – 100.0%	$352,718,888

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (“Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $30,024,938 or 8.5% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,313,101 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,707,249. The net unrealized depreciation was $394,148. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Building America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GANS	Grant Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 337,055,354	$ —	$ 337,055,354	$ —

*	See Portfolio of Investments for state breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $337,449,502)	$ 337,055,354
Cash	15,656,089
Receivables:
Interest	4,426,044
Investment securities sold	1,073,240
Total Assets	358,210,727
LIABILITIES:
Payables:
Investment securities purchased	5,349,067
Investment advisory fees	142,772
Total Liabilities	5,491,839
NET ASSETS	$352,718,888
NET ASSETS consist of:
Paid-in capital	$ 354,693,267
Par value	67,500
Accumulated net investment income (loss)	(79,434)
Accumulated net realized gain (loss) on investments and futures	(1,568,297)
Net unrealized appreciation (depreciation) on investments	(394,148)
NET ASSETS	$352,718,888
NET ASSET VALUE, per share	$52.25
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,750,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 4,460,434
Dividends	30,054
Total investment income	4,490,488
EXPENSES:
Investment advisory fees	967,937
Total expenses	967,937
Fees waived by the investment advisor	(222,578)
Net expenses	745,359
NET INVESTMENT INCOME (LOSS)	3,745,129
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(867,436)
Futures	4,613
Net realized gain (loss)	(862,823)
Net change in unrealized appreciation (depreciation) on investments	(4,745,230)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,608,053)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,862,924)
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 3,745,129	$ 3,409,349
Net realized gain (loss)	(862,823)	(725,571)
Net change in unrealized appreciation (depreciation)	(4,745,230)	2,360,391
Net increase (decrease) in net assets resulting from operations	(1,862,924)	5,044,169
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,892,502)	(3,340,878)
Net realized gain	—	(259,840)
Total distributions to shareholders	(3,892,502)	(3,600,718)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	140,476,796	139,111,811
Cost of shares redeemed	(2,607,604)	(2,600,619)
Net increase (decrease) in net assets resulting from shareholder transactions	137,869,192	136,511,192
Total increase (decrease) in net assets	132,113,766	137,954,643
NET ASSETS:
Beginning of period	220,605,122	82,650,479
End of period	$352,718,888	$220,605,122
Accumulated net investment income (loss) at end of period	$(79,434)	$67,939
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,150,002	1,550,002
Shares sold	2,650,000	2,650,000
Shares redeemed	(50,000)	(50,000)
Shares outstanding, end of period	6,750,002	4,150,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2014 (a)
		2017	2016	2015
Net asset value, beginning of period	$ 53.16	$ 53.32	$ 51.58	$ 51.11	$ 50.00
Income from investment operations:
Net investment income (loss)	0.65	1.34	1.32	1.35	0.56
Net realized and unrealized gain (loss)	(0.88)	(0.01)	1.99	0.50	1.20
Total from investment operations	(0.23)	1.33	3.31	1.85	1.76
Distributions paid to shareholders from:
Net investment income	(0.68)	(1.33)	(1.35)	(1.38)	(0.55)
Net realized gain	—	(0.16)	(0.22)	—	—
Return of capital	—	—	—	—	(0.10)
Total distributions	(0.68)	(1.49)	(1.57)	(1.38)	(0.65)
Net asset value, end of period	$52.25	$53.16	$53.32	$51.58	$51.11
Total return (b)	(0.45)%	2.59%	6.47%	3.66%	3.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 352,719	$ 220,605	$ 82,650	$ 33,529	$ 20,445
Ratio of total expenses to average net assets	0.65% (c)	0.65%	0.65%	0.65%	0.65% (c)
Ratio of net expenses to average net assets	0.50% (c)	0.50%	0.52%	0.65%	0.65% (c)
Ratio of net investment income (loss) to average net assets	2.51% (c)	2.63%	2.52%	2.63%	2.40% (c)
Portfolio turnover rate (d)	25%	85%	85%	109%	69%

(a)	Inception date is May 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker FMB on The Nasdaq Stock Market, LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2018, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student Hsg Proj, Ser A	11/02/16	$500,000	$102.00	$507,240	$510,010	0.14%
Centerra CO Met Dist #1 Spl Rev Dist #1	04/20/17	500,000	108.19	533,668	540,930	0.15
Centerra CO Met Dist #1 Spl Rev Dist #1	04/20/17	1,000,000	107.30	1,055,070	1,073,030	0.30
Mission TX Econ Dev Corp Rev Sr Lien Nat Gasoline Proj, Ser B, AMT	04/28/16	500,000	103.82	479,644	519,085	0.15
Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A	10/13/17	1,000,000	100.87	994,024	1,008,740	0.29
				$3,569,646	$3,651,795	1.03%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts at April 30, 2018.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$263,324
Capital gains	—
Tax-exempt income	3,337,394
Return of capital	—
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$34,141
Accumulated capital and other losses	(697,637)
Net unrealized appreciation (depreciation)	4,377,043
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had $697,637 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2019. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2019. First Trust does not have the right to recover the fees waived. During the six months ended April 30, 2018, the Advisor waived fees of $222,578.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $209,577,205 and $69,898,964, respectively.
For the six months ended April 30, 2018, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk
Net realized gain (loss) on futures	$4,613

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
During the six months ended April 30, 2018, the amount of notional values of futures contracts opened and closed were $12,803,125 and $12,803,125, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 1, 2019.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $320 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 7, 2018, the commitment amount was $220 million. Scotia charges a commitment fee of 0.25% of the daily amount of excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2018.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Fund.
ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Creations, Redemptions and Transaction Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CREDIT RISK. Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CREDIT SPREAD RISK. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase, which may reduce the market values of the Fund’s securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CUSTODIAL RECEIPT TRUSTS RISK. Custodial receipts are financial instruments similar to tender option bonds (“TOBs”) sold through private placements that represent the right to receive future principal and interest payments on underlying municipal

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
obligations. Custodial receipt trusts may issue inverse floater securities and if the Fund were to hold inverse floaters issued by custodial receipt trusts, the Fund would be subject to the risks of inverse floaters described herein. In particular, because the instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed for cash, or in certain circumstances, in-kind, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
INVERSE FLOATERS RISK. Investments in inverse floating rate securities issued by TOB trusts create effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. In addition, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
rise and will increase when short-term municipal interest rates fall. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MUNICIPAL LEASE OBLIGATIONS RISK. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. Inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. As a result, the Fund may be forced to accept a lower price to sell a Municipal Security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.
POLITICAL AND ECONOMIC RISK. The values of Municipal Securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.
PRE-REFUNDED BONDS RISK. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by the Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
PRIVATE ACTIVITY BONDS RISK. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority ordinarily does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax.
TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
April 30, 2018 (Unaudited)
conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
ZERO COUPON BONDS RISK. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Long/Short Equity ETF, which contains detailed information about your investment for the period ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The investment objective of First Trust Long/Short Equity ETF (the “Fund”) is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of Equity Securities (as defined below). Under normal circumstances, at least 80% of the Fund’s net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. exchange-traded funds (“ETFs”) that provide exposure to such securities. The securities of the companies and ETFs in which the Fund will invest are referred to collectively as “Equity Securities”. The Equity Securities held by the Fund may include U.S. exchange-listed equity securities of non-U.S. issuers, as well as investments in the equity securities of non-U.S. issuers that are in the form of depositary receipts.
The Fund takes long and short positions in Equity Securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (9/8/14) to 4/30/18	Inception (9/8/14) to 4/30/18
Fund Performance
NAV	2.23%	9.17%	7.91%	31.95%
Market Price	2.25%	9.22%	7.93%	32.01%
Index Performance
S&P 500® Index	3.82%	13.27%	10.24%	42.60%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Long-Term Investments
Information Technology	21.6%
Consumer Discretionary	16.7
Health Care	14.9
Industrials	12.5
Consumer Staples	11.2
Materials	8.1
Energy	7.8
Financials	5.8
Telecommunication Services	1.4
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Financials	24.8%
Information Technology	12.9
Consumer Discretionary	12.4
Health Care	11.5
Industrials	11.0
Real Estate	6.7
Consumer Staples	6.7
Materials	6.4
Energy	5.2
Telecommunication Services	1.4
Utilities	1.0
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
Apple, Inc.	2.9%
Johnson & Johnson	2.5
Exxon Mobil Corp.	2.4
Hormel Foods Corp.	2.0
TJX Cos, Inc./The	1.9
NVR, Inc.	1.9
Starbucks Corp.	1.8
Valero Energy Corp.	1.8
Lear Corp.	1.7
Express Scripts Holding Co.	1.7
Total	20.6%

Top Ten Investments Sold Short	% of Net Assets
SPDR S&P 500 ETF Trust	-4.4%
PowerShares QQQ Trust Series 1	-1.0
AvalonBay Communities, Inc.	-0.5
Prologis, Inc.	-0.5
Becton Dickinson and Co.	-0.5
Coca-Cola (The) Co.	-0.5
BB&T Corp.	-0.5
US BanCorp.	-0.4
Wells Fargo & Co.	-0.4
Oracle Corp.	-0.4
Total	-9.1%

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 9, 2014 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/9/14 - 10/31/14	23	3	0	0
11/1/14 - 10/31/15	190	7	0	1
11/1/15 - 10/31/16	170	0	0	0
11/1/16 – 10/31/17	173	0	0	0
11/1/17 – 4/30/18	106	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
9/9/14 - 10/31/14	9	4	0	0
11/1/14 - 10/31/15	41	12	0	0
11/1/15 - 10/31/16	81	1	0	0
11/1/16 - 10/31/17	79	0	0	0
11/1/17 – 4/30/18	17	0	0	0

Portfolio Management
First Trust Long/Short Equity ETF (FTLS)
Semi-Annual Report
April 30, 2018 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”), located in Wheaton, Illinois, is the investment advisor, commodity pool operator and commodity trading advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor for four mutual fund portfolios, ten exchange traded funds consisting of 128 series, 16 closed-end funds, a variable insurance trust consisting of three series and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), also located in Wheaton, Illinois.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives & Active Management Team

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$1,022.30	1.59%	$7.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	1.59%	$7.95

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS – 98.4%
	Aerospace & Defense – 1.6%
7,517	Boeing Co./The (a)	$2,507,371
	Airlines – 2.1%
33,057	Delta Air Lines, Inc.	1,726,237
28,550	Southwest Airlines Co. (a)	1,508,296
		3,234,533
	Auto Components – 2.5%
50,981	Gentex Corp.	1,159,308
14,182	Lear Corp. (a)	2,651,608
		3,810,916
	Banks – 2.7%
29,244	Citizens Financial Group, Inc.	1,213,333
12,419	JPMorgan Chase & Co.	1,350,939
7,296	PacWest Bancorp	373,847
87,096	Valley National Bancorp	1,093,055
		4,031,174
	Beverages – 0.3%
7,062	Molson Coors Brewing Co., Class B	503,097
	Biotechnology – 4.7%
22,693	AbbVie, Inc. (a)	2,191,009
6,778	Biogen, Inc. (a) (b)	1,854,461
13,790	Celgene Corp. (b)	1,201,109
25,496	Gilead Sciences, Inc. (a)	1,841,576
		7,088,155
	Chemicals – 3.4%
19,606	Eastman Chemical Co.	2,001,380
13,254	Huntsman Corp.	394,572
16,879	Kronos Worldwide, Inc.	388,892
19,961	LyondellBasell Industries N.V., Class A	2,110,476
4,748	Trinseo S.A.	346,367
		5,241,687
	Commercial Services & Supplies – 0.4%
8,904	Deluxe Corp.	610,280
	Communications Equipment – 1.9%
1,523	Arista Networks, Inc. (b)	402,910
17,346	Comtech Telecommunications Corp.	530,614
11,949	F5 Networks, Inc. (b)	1,948,762
		2,882,286
	Consumer Finance – 1.6%
26,814	Capital One Financial Corp.	2,429,885
	Containers & Packaging – 0.4%
11,372	Sonoco Products Co.	584,066
Shares/ Units	Description	Value

	Diversified Financial Services – 0.9%
7,010	Berkshire Hathaway, Inc., Class B (b)	$1,358,047
	Diversified Telecommunication Services – 0.9%
41,292	AT&T, Inc.	1,350,248
	Electrical Equipment – 0.8%
18,123	Atkore International Group, Inc. (b)	322,045
12,809	Regal Beloit Corp.	912,001
		1,234,046
	Electronic Equipment, Instruments & Components – 0.5%
26,244	AVX Corp.	387,362
5,264	Belden, Inc.	324,262
		711,624
	Food & Staples Retailing – 3.0%
9,190	Sysco Corp.	574,743
39,123	Walgreens Boots Alliance, Inc.	2,599,723
16,013	Walmart, Inc.	1,416,510
		4,590,976
	Food Products – 5.6%
26,817	Campbell Soup Co.	1,093,597
53,270	General Mills, Inc.	2,330,030
15,564	Hershey Co./The	1,430,954
82,231	Hormel Foods Corp. (a)	2,980,874
15,440	Pilgrim’s Pride Corp. (b)	333,504
6,053	Tyson Foods, Inc., Class A	424,315
		8,593,274
	Health Care Providers & Services – 5.0%
11,369	Cardinal Health, Inc.	729,549
40,343	Encompass Health Corp.	2,453,661
34,871	Express Scripts Holding Co. (a) (b)	2,639,735
52,095	Premier, Inc., Class A (b)	1,718,614
		7,541,559
	Hotels, Restaurants & Leisure – 3.7%
8,348	Cracker Barrel Old Country Store, Inc.	1,373,997
6,853	Las Vegas Sands Corp.	502,530
9,545	Royal Caribbean Cruises Ltd.	1,032,674
47,917	Starbucks Corp.	2,758,582
		5,667,783
	Household Durables – 3.2%
23,895	DR Horton, Inc.	1,054,725

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Household Durables (Continued)
919	NVR, Inc. (a) (b)	$2,848,900
11,277	Toll Brothers, Inc.	475,438
3,267	Whirlpool Corp.	506,222
		4,885,285
	Household Products – 0.8%
16,485	Procter & Gamble (The) Co.	1,192,525
	Internet & Direct Marketing Retail – 0.7%
705	Amazon.com, Inc. (b)	1,104,122
	Internet Software & Services – 2.7%
1,311	Alphabet, Inc., Class A (b)	1,335,359
1,116	Alphabet, Inc., Class C (b)	1,135,340
9,504	Facebook, Inc., Class A (a) (b)	1,634,688
		4,105,387
	IT Services – 2.2%
7,678	Accenture PLC, Class A (a)	1,160,913
26,446	Cognizant Technology Solutions Corp., Class A	2,163,812
		3,324,725
	Leisure Products – 0.3%
6,819	Brunswick Corp.	408,322
	Machinery – 4.1%
7,599	Cummins, Inc.	1,214,776
25,356	Hillenbrand, Inc.	1,175,251
17,331	Ingersoll-Rand PLC	1,453,897
16,979	Snap-on, Inc. (a)	2,466,200
		6,310,124
	Media – 1.7%
35,035	Omnicom Group, Inc.	2,580,678
	Metals & Mining – 3.6%
29,498	Nucor Corp.	1,817,667
29,184	Reliance Steel & Aluminum Co. (a)	2,565,857
25,268	Steel Dynamics, Inc.	1,132,259
		5,515,783
	Multiline Retail – 0.2%
6,042	Kohl’s Corp.	375,329
	Oil, Gas & Consumable Fuels – 7.5%
47,284	Exxon Mobil Corp. (a)	3,676,331
10,456	HollyFrontier Corp.	634,575
8,991	Marathon Petroleum Corp.	673,516
30,347	Parsley Energy, Inc., Class A (b)	911,320
12,730	PBF Energy, Inc., Class A	487,941
20,315	Plains GP Holdings, L.P., Class A	492,029
Shares/ Units	Description	Value

	Oil, Gas & Consumable Fuels (Continued)
24,502	Valero Energy Corp.	$2,718,007
69,674	Williams (The) Cos., Inc.	1,792,712
		11,386,431
	Paper & Forest Products – 0.6%
31,533	Louisiana-Pacific Corp.	893,330
	Pharmaceuticals – 5.0%
38,675	Bristol-Myers Squibb Co.	2,016,128
5,446	Jazz Pharmaceuticals PLC (b)	828,010
29,615	Johnson & Johnson	3,746,001
10,708	Taro Pharmaceutical Industries Ltd. (b)	1,092,002
		7,682,141
	Professional Services – 1.4%
34,064	Robert Half International, Inc. (a)	2,069,388
	Road & Rail – 0.7%
2,712	Norfolk Southern Corp.	389,091
5,230	Union Pacific Corp.	698,885
		1,087,976
	Semiconductors & Semiconductor Equipment – 8.4%
42,082	Applied Materials, Inc.	2,090,213
26,316	Intel Corp.	1,358,432
23,889	KLA-Tencor Corp.	2,430,467
26,963	Kulicke & Soffa Industries, Inc. (b)	617,183
13,870	Lam Research Corp. (a)	2,566,782
3,493	MKS Instruments, Inc.	357,683
14,819	Nova Measuring Instruments, Ltd. (b)	388,999
4,861	Skyworks Solutions, Inc.	421,740
24,834	Texas Instruments, Inc. (a)	2,518,913
		12,750,412
	Software – 1.8%
31,879	BlackBerry Ltd. (b)	333,773
24,417	Check Point Software Technologies, Ltd. (b)	2,356,485
		2,690,258
	Specialty Retail – 3.2%
20,355	American Eagle Outfitters, Inc.	420,941
13,705	Caleres, Inc.	448,565
8,158	Foot Locker, Inc.	351,447
3,740	Home Depot (The), Inc.	691,152
34,801	TJX Cos, Inc./The (a)	2,952,865
		4,864,970

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Technology Hardware, Storage & Peripherals – 3.9%
26,807	Apple, Inc. (a)	$4,430,125
10,118	Seagate Technology PLC	585,731
11,939	Western Digital Corp.	940,674
		5,956,530
	Textiles, Apparel & Luxury Goods – 0.9%
28,937	Hanesbrands, Inc.	534,466
12,213	Michael Kors Holdings Ltd. (b)	835,614
		1,370,080
	Thrifts & Mortgage Finance – 0.6%
73,313	New York Community Bancorp, Inc.	870,958
	Tobacco – 1.2%
33,577	Altria Group, Inc. (a)	1,884,005
	Trading Companies & Distributors – 1.2%
4,425	MSC Industrial Direct Co., Inc., Class A	382,497
4,894	WW Grainger, Inc.	1,376,927
		1,759,424
	Wireless Telecommunication Services – 0.5%
6,539	T-Mobile US, Inc. (b)	395,675
13,737	Vodafone Group PLC, ADR	404,005
		799,680
	Total Common Stocks	149,838,870
	(Cost $149,667,423)
MASTER LIMITED PARTNERSHIPS – 0.2%
	Oil, Gas & Consumable Fuels – 0.2%
7,915	TC PipeLines, L.P.	277,737
	(Cost $390,830)
	Total Investments – 98.6%	150,116,607
	(Cost $150,058,253) (c)
Shares	Description	Value
COMMON STOCKS SOLD SHORT – (24.6)%
	Aerospace & Defense – (0.6)%
(6,735)	Arconic, Inc.	(119,950)
(2,712)	Cubic Corp.	(167,466)
(470)	Lockheed Martin Corp.	(150,795)
(1,833)	Spirit AeroSystems Holdings, Inc., Class A	(147,318)
(1,624)	United Technologies Corp.	(195,124)
(19,155)	Wesco Aircraft Holdings, Inc. (b)	(193,465)
		(974,118)
Shares	Description	Value

	Air Freight & Logistics – (0.5)%
(1,608)	FedEx Corp.	$(397,498)
(2,799)	United Parcel Service, Inc., Class B	(317,686)
		(715,184)
	Airlines – (0.3)%
(3,100)	American Airlines Group, Inc.	(133,083)
(7,809)	JetBlue Airways Corp. (b)	(149,855)
(2,470)	United Continental Holdings, Inc. (b)	(166,824)
		(449,762)
	Automobiles – (0.7)%
(51,976)	Ford Motor Co.	(584,210)
(9,609)	General Motors Co.	(353,035)
(480)	Tesla, Inc. (b)	(141,072)
		(1,078,317)
	Banks – (2.1)%
(9,251)	Bank of America Corp.	(276,790)
(13,009)	BB&T Corp.	(686,875)
(909)	M&T Bank Corp.	(165,684)
(3,921)	PNC Financial Services Group (The), Inc.	(570,937)
(2,358)	SunTrust Banks, Inc.	(157,514)
(13,296)	US BanCorp.	(670,783)
(12,310)	Wells Fargo & Co.	(639,628)
		(3,168,211)
	Beverages – (0.6)%
(15,915)	Coca-Cola (The) Co.	(687,687)
(1,258)	Constellation Brands, Inc., Class A	(293,278)
		(980,965)
	Biotechnology – (0.9)%
(2,091)	Agios Pharmaceuticals, Inc. (b)	(175,456)
(11,377)	Akebia Therapeutics, Inc. (b)	(104,782)
(1,380)	Alnylam Pharmaceuticals, Inc. (b)	(130,452)
(6,601)	Biohaven Pharmaceutical Holding Co., Ltd. (b)	(192,485)
(1,931)	Blueprint Medicines Corp. (b)	(148,146)
(6,973)	MacroGenics, Inc. (b)	(160,797)
(9,444)	Momenta Pharmaceuticals, Inc. (b)	(196,435)
(3,739)	Portola Pharmaceuticals, Inc. (b)	(135,090)
(3,446)	Ultragenyx Pharmaceutical, Inc. (b)	(175,195)
		(1,418,838)
	Building Products – (0.4)%
(4,677)	Fortune Brands Home & Security, Inc.	(255,785)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Building Products (Continued)
(8,524)	Johnson Controls International PLC	$(288,708)
		(544,493)
	Capital Markets – (0.3)%
(5,714)	Bank of New York Mellon (The) Corp.	(311,470)
(2,071)	State Street Corp.	(206,645)
		(518,115)
	Chemicals – (1.5)%
(3,733)	Air Products & Chemicals, Inc.	(605,829)
(1,514)	Albemarle Corp.	(146,797)
(1,643)	Celanese Corp., Class A	(178,545)
(2,922)	Ecolab, Inc.	(423,018)
(2,023)	FMC Corp.	(161,294)
(1,247)	International Flavors & Fragrances, Inc.	(176,151)
(3,875)	Praxair, Inc.	(591,015)
		(2,282,649)
	Commercial Services & Supplies – (0.4)%
(991)	Cintas Corp.	(168,767)
(11,428)	Covanta Holding Corp.	(170,277)
(2,714)	Multi-Color Corp.	(176,275)
(1,949)	Waste Management, Inc.	(158,434)
		(673,753)
	Communications Equipment – (0.3)%
(3,773)	Cisco Systems, Inc.	(167,106)
(3,463)	ViaSat, Inc. (b)	(221,563)
		(388,669)
	Construction & Engineering – (0.3)%
(2,896)	Fluor Corp.	(170,719)
(2,708)	Jacobs Engineering Group, Inc.	(157,308)
(7,518)	Tutor Perini Corp. (b)	(155,247)
		(483,274)
	Construction Materials – (0.1)%
(822)	Martin Marietta Materials, Inc.	(160,101)
	Containers & Packaging – (0.5)%
(2,619)	AptarGroup, Inc.	(244,877)
(4,221)	Ball Corp.	(169,220)
(2,772)	International Paper Co.	(142,924)
(2,512)	WestRock Co.	(148,610)
		(705,631)
Shares	Description	Value

	Diversified Telecommunication Services – (0.5)%
(10,524)	Verizon Communications, Inc.	$(519,359)
(4,716)	Zayo Group Holdings, Inc. (b)	(171,191)
		(690,550)
	Electric Utilities – (0.2)%
(2,199)	Duke Energy Corp.	(176,272)
(1,111)	NextEra Energy, Inc.	(182,104)
		(358,376)
	Electrical Equipment – (0.1)%
(2,055)	Eaton Corp PLC	(154,187)
	Electronic Equipment, Instruments & Components – (0.7)%
(4,280)	Amphenol Corp., Class A	(358,279)
(2,045)	Arrow Electronics, Inc. (b)	(152,843)
(7,326)	Corning, Inc.	(197,949)
(6,114)	Sanmina Corp. (b)	(180,363)
(1,620)	Tech Data Corp. (b)	(123,525)
		(1,012,959)
	Energy Equipment & Services – (0.2)%
(7,106)	Baker Hughes a GE Co.	(256,598)
	Food & Staples Retailing – (0.2)%
(1,489)	Casey’s General Stores, Inc.	(143,837)
(7,416)	Kroger (The) Co.	(186,809)
		(330,646)
	Food Products – (1.0)%
(4,034)	Archer-Daniels-Midland Co.	(183,063)
(9,693)	Darling Ingredients, Inc. (b)	(166,138)
(2,908)	Ingredion, Inc.	(352,129)
(10,800)	Kraft Heinz Co./The	(608,904)
(5,105)	Tootsie Roll Industries, Inc.	(145,748)
		(1,455,982)
	Health Care Equipment & Supplies – (1.4)%
(3,021)	Becton Dickinson and Co.	(700,479)
(6,111)	Boston Scientific Corp. (b)	(175,508)
(2,946)	DENTSPLY SIRONA, Inc.	(148,302)
(3,832)	Medtronic PLC	(307,058)
(6,152)	Quidel Corp. (b)	(348,818)
(2,583)	West Pharmaceutical Services, Inc.	(227,847)
(1,425)	Zimmer Biomet Holdings, Inc.	(164,117)
		(2,072,129)
	Health Care Providers & Services – (0.6)%
(1,634)	Centene Corp. (b)	(177,420)
(3,670)	CVS Health Corp.	(256,276)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Health Care Providers & Services (Continued)
(3,624)	LifePoint Health, Inc. (b)	$(173,590)
(720)	UnitedHealth Group, Inc.	(170,208)
(1,422)	Universal Health Services, Inc., Class B	(162,392)
		(939,886)
	Health Care Technology – (0.3)%
(6,890)	Cerner Corp. (b)	(401,342)
	Hotels, Restaurants & Leisure – (0.5)%
(9,422)	Aramark	(352,289)
(3,554)	Wyndham Worldwide Corp.	(405,902)
		(758,191)
	Household Durables – (0.2)%
(1,467)	Mohawk Industries, Inc. (b)	(307,894)
	Household Products – (0.3)%
(1,301)	Clorox (The) Co.	(152,477)
(10,562)	HRG Group, Inc. (b)	(118,717)
(3,174)	Spectrum Brands Holdings, Inc.	(228,845)
		(500,039)
	Internet & Direct Marketing Retail – (0.1)%
(1,641)	Expedia Group, Inc.	(188,945)
	Internet Software & Services – (0.6)%
(2,038)	2U INC (b)	(164,039)
(11,119)	Instructure, Inc. (b)	(450,875)
(4,704)	Nutanix, Inc., Series A (b)	(237,975)
		(852,889)
	IT Services – (0.9)%
(691)	Alliance Data Systems Corp.	(140,307)
(2,535)	Amdocs Ltd.	(170,479)
(18,721)	Conduent, Inc. (b)	(364,311)
(1,461)	Gartner, Inc. (b)	(177,205)
(1,239)	International Business Machines Corp.	(179,605)
(2,148)	PayPal Holdings, Inc. (b)	(160,262)
(4,574)	Teradata Corp. (b)	(187,168)
		(1,379,337)
	Leisure Products – (0.2)%
(2,250)	Hasbro, Inc.	(198,202)
(10,825)	Mattel, Inc.	(160,210)
		(358,412)
	Life Sciences Tools & Services – (0.1)%
(817)	Waters Corp. (b)	(153,931)
Shares	Description	Value

	Machinery – (0.5)%
(7,093)	Actuant Corp., Class A	$(167,040)
(1,629)	Caterpillar, Inc.	(235,162)
(5,085)	Colfax Corp. (b)	(157,686)
(1,026)	Deere & Co.	(138,849)
		(698,737)
	Media – (0.9)%
(3,209)	AMC Networks, Inc., Class A (b)	(166,868)
(14,640)	Comcast Corp., Class A	(459,550)
(2,416)	Liberty Broadband Corp., Class C (b)	(171,270)
(4,544)	Twenty-First Century Fox, Inc., Class B	(163,902)
(3,245)	Walt Disney Co./The	(325,571)
		(1,287,161)
	Multiline Retail – (0.2)%
(1,781)	Dollar General Corp.	(171,920)
(3,302)	Nordstrom, Inc.	(166,949)
		(338,869)
	Multi-Utilities – (0.1)%
(2,264)	Dominion Energy, Inc.	(150,692)
	Oil, Gas & Consumable Fuels – (1.5)%
(1,101)	Concho Resources, Inc. (b)	(173,088)
(4,850)	ConocoPhillips	(317,675)
(5,326)	Devon Energy Corp.	(193,494)
(3,853)	EOG Resources, Inc.	(455,309)
(13,244)	Extraction Oil & Gas, Inc. (b)	(187,005)
(3,568)	Hess Corp.	(203,340)
(5,662)	Matador Resources, Co. (b)	(185,374)
(7,718)	Occidental Petroleum Corp.	(596,293)
		(2,311,578)
	Pharmaceuticals – (0.4)%
(2,126)	Eli Lilly & Co.	(172,355)
(3,044)	Merck & Co, Inc.	(179,200)
(5,224)	Revance Therapeutics, Inc. (b)	(146,011)
(5,950)	Theravance Biopharma, Inc. (b)	(143,216)
		(640,782)
	Professional Services – (0.1)%
(1,640)	Verisk Analytics, Inc. (b)	(174,578)
	Road & Rail – (0.3)%
(3,022)	CSX Corp.	(179,477)
(9,650)	Heartland Express, Inc.	(172,059)
(2,239)	Ryder System, Inc.	(150,976)
		(502,512)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Semiconductors & Semiconductor Equipment – (0.1)%
(7,847)	MACOM Technology Solutions Holdings, Inc. (b)	$(130,417)
	Software – (1.5)%
(6,919)	ACI Worldwide, Inc. (b)	(160,867)
(2,456)	Autodesk, Inc. (b)	(309,210)
(2,042)	Guidewire Software, Inc. (b)	(172,794)
(5,121)	Microsoft Corp.	(478,916)
(13,617)	Oracle Corp.	(621,888)
(5,370)	PROS Holdings, Inc. (b)	(158,522)
(1,606)	salesforce.com, Inc. (b)	(194,310)
(1,047)	ServiceNow, Inc. (b)	(173,949)
		(2,270,456)
	Specialty Retail – (0.6)%
(2,735)	CarMax, Inc. (b)	(170,937)
(10,965)	Guess?, Inc.	(255,375)
(3,536)	L Brands, Inc.	(123,442)
(2,925)	Lowe’s Cos, Inc.	(241,108)
(1,643)	Tiffany & Co.	(168,950)
		(959,812)
	Technology Hardware, Storage & Peripherals – (0.2)%
(8,965)	Hewlett Packard Enterprise Co.	(152,853)
(5,104)	NCR Corp. (b)	(157,050)
		(309,903)
	Textiles, Apparel & Luxury Goods – (0.5)%
(1,137)	PVH Corp.	(181,545)
(10,046)	Under Armour, Inc., Class A (b)	(178,417)
(5,787)	VF Corp.	(467,994)
		(827,956)
	Thrifts & Mortgage Finance – (0.1)%
(11,227)	TFS Financial Corp.	(167,395)
	Total Common Stocks Sold Short	(37,485,221)
	(Proceeds $38,505,709)
EXCHANGE-TRADED FUNDS SOLD SHORT – (5.4)%
	Capital Markets – (5.4)%
(9,600)	PowerShares QQQ Trust Series 1	(1,545,024)
(25,500)	SPDR S&P 500 ETF Trust	(6,745,005)
	Total Exchange-Traded Funds Sold Short	(8,290,029)
	(Proceeds $8,183,457)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (2.2)%
	Equity Real Estate Investment Trusts – (2.2)%
(4,745)	AvalonBay Communities, Inc.	$(773,435)
(1,544)	Crown Castle International Corp.	(155,743)
(3,326)	CyrusOne, Inc.	(178,240)
(645)	Equinix, Inc.	(271,410)
(4,106)	Equity Residential	(253,381)
(2,440)	Federal Realty Investment Trust	(282,674)
(2,519)	Kilroy Realty Corp.	(180,537)
(6,071)	Liberty Property Trust	(253,889)
(11,411)	Prologis, Inc.	(740,688)
(7,179)	STORE Capital Corp.	(181,126)
	Total Real Estate Investment Trusts Sold Short	(3,271,123)
	(Proceeds $3,269,689)
	Total Investments Sold Short – (32.2)%	(49,046,373)
	(Proceeds $49,958,855)
	Net Other Assets and Liabilities – 33.6%	51,117,031
	Net Assets – 100.0%	$152,187,265

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	Non-income producing security.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,995,197 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,024,361. The net unrealized appreciation was $970,836. The amounts presented are inclusive of investments sold short.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 149,838,870	$ 149,838,870	$ —	$ —
Master Limited Partnerships*	277,737	277,737	—	—
Total Investments	$ 150,116,607	$ 150,116,607	$—	$—

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
LIABILITIES TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (37,485,221)	$ (37,485,221)	$ —	$ —
Exchange-Traded Funds Sold Short*	(8,290,029)	(8,290,029)	—	—
Real Estate Investment Trusts Sold Short*	(3,271,123)	(3,271,123)	—	—
Total	$ (49,046,373)	$ (49,046,373)	$—	$—

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $150,058,253)	$ 150,116,607
Cash	2,105,627
Restricted Cash	48,957,709
Receivables:
Dividends	154,964
Interest	18,232
Dividend reclaims	4,546
Total Assets	201,357,685
LIABILITIES:
Investments sold short, at value (proceeds $49,958,855)	49,046,373
Payables:
Investment advisory fees	119,165
Dividends on investments sold short	4,063
Short sale fees	438
Margin interest expense	381
Total Liabilities	49,170,420
NET ASSETS	$152,187,265
NET ASSETS consist of:
Paid-in capital	$ 151,936,989
Par value	39,500
Accumulated net investment income (loss)	208,302
Accumulated net realized gain (loss) on investments and investments sold short	(968,362)
Net unrealized appreciation (depreciation) on investments and investments sold short	970,836
NET ASSETS	$152,187,265
NET ASSET VALUE, per share	$38.53
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,950,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 1,334,598
Interest	198,526
Foreign withholding tax	(2,315)
Other	45
Total investment income	1,530,854
EXPENSES:
Investment advisory fees	673,067
Dividend expense on investments sold short	405,870
Short sale fees	26,915
Margin interest expense	22,230
Total expenses	1,128,082
NET INVESTMENT INCOME (LOSS)	402,772
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,408,319)
In-kind redemptions	16,405,407
Investments sold short	(2,036,236)
Net realized gain (loss)	10,960,852
Net change in unrealized appreciation (depreciation) on:
Investments	(11,254,924)
Investments sold short	1,256,186
Net change in unrealized appreciation (depreciation)	(9,998,738)
NET REALIZED AND UNREALIZED GAIN (LOSS)	962,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,364,886
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 402,772	$ 778,467
Net realized gain (loss)	10,960,852	10,544,433
Net change in unrealized appreciation (depreciation)	(9,998,738)	6,931,880
Net increase (decrease) in net assets resulting from operations	1,364,886	18,254,780
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(341,350)	(967,786)
Total distributions to shareholders	(341,350)	(967,786)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	135,005,965	77,355,076
Cost of shares redeemed	(104,734,448)	(93,981,069)
Net increase (decrease) in net assets resulting from shareholder transactions	30,271,517	(16,625,993)
Total increase (decrease) in net assets	31,295,053	661,001
NET ASSETS:
Beginning of period	120,892,212	120,231,211
End of period	$152,187,265	$120,892,212
Accumulated net investment income (loss) at end of period	$208,302	$146,880
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,200,002	3,700,002
Shares sold	3,450,000	2,200,000
Shares redeemed	(2,700,000)	(2,700,000)
Shares outstanding, end of period	3,950,002	3,200,002

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,			Period Ended 10/31/2014 (a)
		2017	2016	2015
Net asset value, beginning of period	$ 37.78	$ 32.49	$ 32.61	$ 30.54	$ 30.00
Income from investment operations:
Net investment income (loss)	0.10	0.24	0.32	0.19	0.05
Net realized and unrealized gain (loss)	0.74	5.34	(0.17)	2.12	0.51
Total from investment operations	0.84	5.58	0.15	2.31	0.56
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.29)	(0.27)	(0.22)	(0.02)
Net realized gain	—	—	—	(0.02)	—
Total distributions	(0.09)	(0.29)	(0.27)	(0.24)	(0.02)
Net asset value, end of period	$38.53	$37.78	$32.49	$32.61	$30.54
Total return (b)	2.23%	17.23%	0.45%	7.60%	1.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 152,187	$ 120,892	$ 120,231	$ 32,608	$ 3,054
Ratio of total expenses to average net assets	1.59% (c)	1.47%	1.40%	1.47%	1.17% (c)
Ratio of total expenses to average net assets excluding dividend expense, margin interest expense and short sale fees	0.95% (c)	0.95%	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	0.57% (c)	0.67%	1.00%	0.39%	1.08% (c)
Portfolio turnover rate (d)	112%	176%	201%	267%	1%

(a)	Inception date is September 8, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of thirteen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The investment objective of the Fund is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund’s net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and foreign companies by investing in such securities directly and/or in U.S. exchange-traded funds (“ETFs”) that provide exposure to such securities. The equity securities held by the Fund may include U.S. exchange-listed equity securities of foreign issuers, as well as investments in the equity securities of foreign issuers that are in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The fees that the Fund pays for borrowing such securities are presented separately as “Short sale fees” on the Statement of Operations. Restricted cash in the amount of $48,957,709, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of April 30, 2018.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$967,786
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$106,935
Accumulated capital and other losses	(11,790,027)
Net unrealized appreciation (depreciation)	10,870,332
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had $11,790,027 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended October 31, 2017, the Fund did not defer any net ordinary losses.
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
G. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $141,288,688 and $141,867,611, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $60,614,411 and $80,442,331, respectively.
For the six months ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $133,807,784 and $104,465,966, respectively.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $550. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $550. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 1, 2019.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Creations, Redemptions and Transaction Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DERIVATIVES RISK. The use of futures and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the issuer’s industry or the general condition of the relevant stock market, such as

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
ETF RISK. The Fund may invest in the shares of other ETFs, and therefore, the Fund’s investment performance and risks may be related to the investment performance and risks of the underlying ETFs. In general, as a shareholder in other ETFs, the Fund bears its ratable share of the underlying ETF’s expenses, and would be subject to duplicative expenses to the extent the Fund invests in other ETFs.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in-kind or, in certain circumstances, for cash, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender of a security may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
April 30, 2018 (Unaudited)
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The Fund’s investment advisor’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.
To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders:
First Trust is pleased to provide you with the semi-annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about your investment for the six months ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end. The Fund’s benchmark, the Bloomberg Barclays Emerging Markets Local Currency Government – 10% Country Capped Index had a total return of 14.94% for 2017, and the benchmark was also up for the first few months of 2018.
Emerging Market countries are seeing strong economic growth. Emerging Market debt instruments, which are the constituents of your investment in the Fund, saw record growth in 2017 due to robust economic growth in many countries, coupled with a weaker U.S. dollar.
First Trust continues to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries (collectively, “Bonds”) that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Ltd. (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (11/4/14) to 4/30/18	Inception (11/4/14) to 4/30/18
Fund Performance
NAV	3.11%	5.05%	0.05%	0.16%
Market Price	3.14%	4.53%	0.11%	0.39%
Index Performance
Bloomberg Barclays Emerging Markets Local Currency Government - 10% Country Capped Index	4.53%	8.15%	1.08%	3.81%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Sector Allocation	% of Total Investments
Sovereigns	93.2%
Supranationals	6.4
Central Bank	0.4
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	6.3%
AA	3.7
AA-	4.9
A+	2.9
A	10.3
A-	13.5
BBB	22.1
BBB-	23.7
BB	11.8
Cash	0.8
Total	100.0%

Top Ten Holdings	% of Total Investments
Republic of South Africa Government Bond, 10.50%, 12/21/26	5.4%
Colombian TES, 7.00%, 5/4/22	4.8
International Finance Corp., 6.30%, 11/25/24	4.6
Chile Government International Bond, 5.50%, 8/5/20	4.6
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	4.6
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/27	4.5
Hungary Government Bond, 5.50%, 6/24/25	3.6
Republic of South Africa Government Bond, 6.25%, 3/31/36	3.5
Thailand Government Bond, 3.63%, 6/16/23	3.3
Romania Government Bond, 5.85%, 4/26/23	3.3
Total	42.2%
(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	116	110	7	1
11/1/15 - 10/31/16	80	64	38	3
11/1/16 - 10/31/17	104	89	23	2
11/1/17 - 4/30/18	40	3	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/5/14 - 10/31/15	15	0	0	1
11/1/15 - 10/31/16	60	7	0	0
11/1/16 - 10/31/17	27	7	0	0
11/1/17 - 4/30/18	74	6	0	0

Portfolio Management
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Ltd. (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer of FTGP. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014.
Derek Fulton, Director, Chief Executive Officer and Chief Investment Officer, FTGP
Leonardo Da Costa, Director, FTGP

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$1,031.10	0.86%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	0.86%	$4.31

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
April 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 86.7%
	Brazil – 11.1%
5,100,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	$1,526,453
8,350,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	2,452,951
8,350,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	2,432,691
				6,412,095
	Chile – 4.6%
120,000,000	Bonos del Banco Central de Chile en Pesos (CLP)	6.00%	02/01/21	208,394
1,451,000,000	Chile Government International Bond (CLP)	5.50%	08/05/20	2,466,648
				2,675,042
	Colombia – 9.4%
6,851,000,000	Colombian TES (COP)	7.00%	05/04/22	2,585,090
4,280,000,000	Colombian TES (COP)	7.50%	08/26/26	1,652,079
3,050,000,000	Colombian TES (COP)	7.75%	09/18/30	1,194,833
				5,432,002
	Czech Republic – 3.4%
13,550,000	Czech Republic Government Bond (CZK)	1.50%	10/29/19	651,399
26,480,000	Czech Republic Government Bond (CZK)	2.40%	09/17/25	1,330,762
				1,982,161
	Hungary – 4.6%
45,000,000	Hungary Government Bond (HUF)	6.50%	06/24/19	185,932
412,970,000	Hungary Government Bond (HUF)	5.50%	06/24/25	1,955,181
138,000,000	Hungary Government Bond (HUF)	3.00%	10/27/27	554,488
				2,695,601
	Indonesia – 6.9%
16,826,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/24	1,299,741
17,626,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	1,373,339
17,310,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,356,806
				4,029,886
	Israel – 2.7%
4,120,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	1,552,589
	Malaysia – 4.7%
5,520,000	Malaysia Government Bond (MYR)	4.16%	07/15/21	1,423,300
1,000,000	Malaysia Government Bond (MYR)	4.05%	09/30/21	257,041
4,180,000	Malaysia Government Bond (MYR)	4.18%	07/15/24	1,070,702
				2,751,043
	Mexico – 3.4%
24,210,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,474,098
9,290,000	Mexican Bonos (MXN)	7.75%	05/29/31	504,118
				1,978,216
	Peru – 4.5%
4,300,000	Peru Government Bond (PEN)	8.20%	08/12/26	1,608,483
2,900,000	Peru Government Bond (PEN)	6.95%	08/12/31	1,009,362
				2,617,845
	Philippines – 1.3%
28,000,000	Philippine Government International Bond (PHP)	4.95%	01/15/21	545,262
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Philippines (Continued)
10,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	$185,219
				730,481
	Poland – 4.8%
600,000	Republic of Poland Government Bond (PLN)	5.50%	10/25/19	181,427
3,615,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	1,109,111
4,245,000	Republic of Poland Government Bond (PLN)	5.75%	04/25/29	1,511,732
				2,802,270
	Romania – 7.7%
6,440,000	Romania Government Bond (RON)	5.95%	06/11/21	1,782,977
6,410,000	Romania Government Bond (RON)	5.85%	04/26/23	1,784,198
3,090,000	Romania Government Bond (RON)	5.80%	07/26/27	874,626
				4,441,801
	South Africa – 8.3%
31,755,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	2,908,518
30,810,000	Republic of South Africa Government Bond (ZAR)	6.25%	03/31/36	1,898,089
				4,806,607
	Thailand – 4.7%
52,150,000	Thailand Government Bond (THB)	3.63%	06/16/23	1,786,754
27,500,000	Thailand Government Bond (THB)	3.65%	06/20/31	943,088
				2,729,842
	Turkey – 4.6%
4,950,000	Turkey Government Bond (TRY)	10.50%	01/15/20	1,162,527
7,580,000	Turkey Government Bond (TRY)	8.00%	03/12/25	1,500,288
				2,662,815
	Total Foreign Sovereign Bonds and Notes			50,300,296
	(Cost $49,897,195)
FOREIGN CORPORATE BONDS AND NOTES – 5.9%
	Supranationals – 5.9%
4,730,000	European Investment Bank (ZAR)	6.00%	10/21/19	372,427
37,800,000	International Finance Corp. (INR)	7.80%	06/03/19	575,156
167,000,000	International Finance Corp. (INR)	6.30%	11/25/24	2,467,091
	Total Foreign Corporate Bonds and Notes			3,414,674
	(Cost $3,526,782)

Total Investments – 92.6%(a)	53,714,970
(Cost $53,423,977)
Net Other Assets and Liabilities – 7.4%	4,292,089
Net Assets – 100.0%	$58,007,059

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2018	Sale Value as of 4/30/2018	Unrealized Appreciation/ (Depreciation)
05/25/18	BNS	CLP	360,000,000	USD	606,061	$ 586,892	$ 606,061	$ (19,169)
05/25/18	BNS	COP	2,030,000,000	USD	746,873	722,590	746,873	(24,283)
05/25/18	BNS	INR	162,000,000	USD	2,454,173	2,420,911	2,454,173	(33,262)
05/25/18	SG	KRW	2,700,000,000	USD	2,545,810	2,529,369	2,545,810	(16,441)
05/25/18	BBH	MXN	25,200,000	USD	1,383,360	1,342,310	1,383,360	(41,050)
05/25/18	BNS	RUB	260,000,000	USD	4,234,183	4,116,494	4,234,183	(117,689)
05/25/18	BBH	TRY	8,300,000	USD	2,039,539	2,027,653	2,039,539	(11,886)
05/25/18	BNS	USD	1,172,797	BRL	4,000,000	1,172,797	1,139,148	33,649
05/25/18	BBH	USD	599,540	HUF	150,000,000	599,540	578,209	21,331
05/25/18	SG	USD	2,854,343	IDR	39,500,000,000	2,854,343	2,831,859	22,484
Net Unrealized Appreciation (Depreciation)								$(186,316)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia
SG	Societe Generale

(a)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,744,275 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,639,598. The net unrealized appreciation was $104,677. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 50,300,296	$ —	$ 50,300,296	$ —
Foreign Corporate Bonds and Notes*	3,414,674	—	3,414,674	—
Total Investments	53,714,970	—	53,714,970	—
Forward Foreign Currency Contracts**	77,464	—	77,464	—
Total	$ 53,792,434	$—	$ 53,792,434	$—
LIABILITIES TABLE
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (263,780)	$ —	$ (263,780)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
COP	11.4%
INR	10.1
BRL	9.7
ZAR	9.7
TRY	8.7
RON	8.4
RUB	7.6
MXN	6.1
CLP	6.0
PLN	5.3
MYR	5.1
THB	5.0
PEN	4.8
KRW	4.7
HUF	3.9
CZK	3.7
ILS	2.9
IDR	2.2
PHP	1.3
USD	-16.6%
Total	100.0

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $53,423,977)	$ 53,714,970
Cash	192,297
Foreign currency (Cost $249,355)	244,143
Unrealized appreciation on forward foreign currency contracts	77,464
Receivables:
Investment securities sold	2,808,454
Interest	1,291,532
Total Assets	58,328,860
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	263,780
Payables:
Investment advisory fees	41,634
Deferred foreign capital gains tax	16,387
Total Liabilities	321,801
NET ASSETS	$58,007,059
NET ASSETS consist of:
Paid-in capital	$ 60,056,850
Par value	14,000
Accumulated net investment income (loss)	(802,613)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(1,321,482)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	60,304
NET ASSETS	$58,007,059
NET ASSET VALUE, per share	$41.43
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,400,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,435,764
Foreign tax withholding	(28,684)
Total investment income	1,407,080
EXPENSES:
Investment advisory fees	219,692
Excise tax expense	1,462
Total expenses	221,154
NET INVESTMENT INCOME (LOSS)	1,185,926
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(818,253)
Forward foreign currency contracts	(218,183)
Foreign currency transactions	(79,579)
Foreign capital gains tax	(3,567)
Net realized gain (loss)	(1,119,582)
Net change in unrealized appreciation (depreciation) on:
Investments	761,038
Forward foreign currency contracts	(105,173)
Foreign currency translation	4,758
Deferred foreign capital gains tax	7,275
Net change in unrealized appreciation (depreciation)	667,898
NET REALIZED AND UNREALIZED GAIN (LOSS)	(451,684)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 734,242

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 1,185,926	$ 1,679,615
Net realized gain (loss)	(1,119,582)	(53,823)
Net change in unrealized appreciation (depreciation)	667,898	(188,218)
Net increase (decrease) in net assets resulting from operations	734,242	1,437,574
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,635,898)	(2,013,285)
Total distributions to shareholders	(1,635,898)	(2,013,285)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	30,149,289	35,625,661
Cost of shares redeemed	(21,102,584)	—
Net increase (decrease) in net assets resulting from shareholder transactions	9,046,705	35,625,661
Total increase (decrease) in net assets	8,145,049	35,049,950
NET ASSETS:
Beginning of period	49,862,010	14,812,060
End of period	$58,007,059	$49,862,010
Accumulated net investment income (loss) at end of period	$(802,613)	$(352,641)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	350,002
Shares sold	700,000	850,000
Shares redeemed	(500,000)	—
Shares outstanding, end of period	1,400,002	1,200,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended October 31,		Period Ended 10/31/2015 (a)
		2017	2016
Net asset value, beginning of period	$ 41.55	$ 42.32	$ 40.77	$ 50.00
Income from investment operations:
Net investment income (loss)	1.13	2.30	1.74	1.94
Net realized and unrealized gain (loss)	0.16	(0.65)	2.09	(9.23)
Total from investment operations	1.29	1.65	3.83	(7.29)
Distributions paid to shareholders from:
Net investment income	(1.41)	(2.42)	(1.56)	—
Return of capital	—	—	(0.72)	(1.94)
Total distributions	(1.41)	(2.42)	(2.28)	(1.94)
Net asset value, end of period	$41.43	$41.55	$42.32	$40.77
Total return (b)	3.11%	4.00%	9.66%	(14.83)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 58,007	$ 49,862	$ 14,812	$ 4,077
Ratio of total expenses to average net assets	0.86% (c) (d)	0.85%	0.85%	0.85% (c)
Ratio of net investment income (loss) to average net assets	4.59% (c) (d)	4.95%	4.70%	4.36% (c)
Portfolio turnover rate (e)	53%	16%	23%	49%

(a)	Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.85%.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker FEMB on The Nasdaq Stock Market, LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue,based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$2,013,285
Capital gains	—
Return of capital	—
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$206,483
Accumulated capital and other losses	(195,808)
Net unrealized appreciation (depreciation)	(1,172,810)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2015, 2016, and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $195,808.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
At April 30, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 77,464	$ —	$ 77,464	$ (71,421)	$ —	$ (6,043)
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (263,780)	$ —	$ (263,780)	$ 71,421	$ —	$ (192,359)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
I. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Ltd. (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $31,261,374 and $26,606,789, respectively.
For the six months ended April 30, 2018, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2018, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 77,464	Unrealized depreciation on forward foreign currency contracts	$ 263,780
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2018, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(218,183)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(105,173)
During the six months ended April 30, 2018, the notional values of forward foreign currency contracts opened and closed were $171,429,947 and $176,444,196, respectively.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 1, 2019.
8. Line of Credit
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $320 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 7, 2018, the commitment amount was $220 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2018.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Creations, Redemptions and Transaction Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CREDIT RISK. Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CREDIT SPREAD RISK. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase, which may reduce the market values of the Fund’s securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CURRENCY EXCHANGE RATE RISK. The Fund holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
CURRENCY RISK. Because the Fund’s net asset value is determined on the basis of U.S. dollars and the Fund invests in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. The Fund may hedge certain of its non-U.S. dollar holdings.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DERIVATIVES RISK. The use of options, futures contracts, forward contracts and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed for cash, or, in certain circumstances, in-kind, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GLOBAL DEPOSITARY NOTES RISK. Any distributions paid to the holders of global depositary notes (“GDNs”) are usually subject to a fee charged by the depositary bank. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the global or local economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund values the securities.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
LIQUIDITY RISK. The Fund may invest a significant portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in bond prices. Also, certain of these factors may affect the liquidity of the bonds in the Fund’s portfolio and make it more difficult for the Fund to sell them. Overall securities values could decline in value or underperform other investments.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
SOVEREIGN DEBT RISK. Investments in sovereign bonds involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
April 30, 2018 (Unaudited)
Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Exchange-Traded Fund III
Semi-Annual Report
April 30, 2018

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust RiverFront Dynamic International ETFs, which contains detailed information about your investment for the six months ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
While the U.S. and global markets were very strong in 2017, volatility has been the norm during the first few months of 2018. Talk of a so-called “trade war” and tariffs on Chinese imports have affected markets in the U.S. and abroad. However, in our opinion, strong corporate earnings in the first quarter of 2018 bode well for continued economic growth.
First Trust continues to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund will generally focus its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (4/13/16) to 4/30/18	Inception (4/13/16) to 4/30/18
Fund Performance
NAV	0.95%	11.03%	10.01%	21.57%
Market Price	0.38%	10.60%	10.06%	21.68%
Index Performance
MSCI Pacific Index	5.11%	16.47%	15.58%	34.50%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP) (Continued)
Sector Allocation	% of Total Investments
Financials	21.0%
Information Technology	15.5
Consumer Discretionary	13.9
Industrials	12.9
Materials	11.8
Consumer Staples	7.8
Telecommunication Services	6.0
Health Care	4.6
Energy	3.4
Real Estate	3.1
Total	100.0%
Top Ten Holdings	% of Total Investments
Keyence Corp.	1.9%
Australia & New Zealand Banking Group Ltd.	1.8
Nintendo Co., Ltd.	1.7
KDDI Corp.	1.7
Sumitomo Mitsui Financial Group, Inc.	1.6
Sony Corp.	1.6
National Australia Bank Ltd.	1.6
Central Japan Railway Co.	1.4
Wynn Macau Ltd.	1.4
Asahi Group Holdings Ltd.	1.4
Total	16.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	65	29	12	2
11/1/16 – 10/31/17	127	85	23	0
11/1/17 – 4/30/18	67	19	7	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	21	8	2	1
11/1/16 – 10/31/17	16	1	0	0
11/1/17 – 4/30/18	29	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (4/13/16) to 4/30/18	Inception (4/13/16) to 4/30/18
Fund Performance
NAV	0.79%	11.86%	14.11%	31.00%
Market Price	0.64%	11.85%	14.28%	31.41%
Index Performance
MSCI EAFE Index	3.41%	14.51%	13.58%	29.77%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Financials	19.0%
Consumer Discretionary	13.8
Industrials	13.1
Materials	12.1
Information Technology	11.6
Consumer Staples	9.7
Health Care	7.7
Energy	5.9
Telecommunication Services	2.9
Utilities	2.6
Real Estate	1.6
Total	100.0%
Top Ten Holdings	% of Total Investments
Novartis AG	1.6%
LVMH Moet Hennessy Louis Vuitton SE	1.3
Nestle S.A.	1.3
Royal Dutch Shell PLC, Class A	1.3
Diageo PLC	1.2
Allianz SE	1.2
TOTAL S.A.	1.1
HSBC Holdings PLC	1.0
BNP Paribas S.A.	0.9
ASML Holding N.V.	0.9
Total	11.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	46	70	18	2
11/1/16 – 10/31/17	157	81	7	0
11/1/17 – 4/30/18	92	15	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	4	0	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 4/30/18	15	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund will generally focus its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (4/13/16) to 4/30/18	Inception (4/13/16) to 4/30/18
Fund Performance
NAV	0.72%	12.20%	16.08%	35.68%
Market Price	0.72%	12.13%	16.25%	36.10%
Index Performance
MSCI Europe Index	2.47%	13.65%	12.75%	27.85%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Financials	18.0%
Consumer Discretionary	13.8
Industrials	13.3
Materials	12.3
Consumer Staples	10.7
Information Technology	9.4
Health Care	9.3
Energy	7.3
Utilities	4.0
Telecommunication Services	1.2
Real Estate	0.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Novartis AG	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.1
Nestle S.A.	2.1
Royal Dutch Shell PLC, Class A	2.0
Allianz SE	1.9
Diageo PLC	1.8
TOTAL S.A.	1.7
HSBC Holdings PLC	1.5
BNP Paribas S.A.	1.4
ASML Holding N.V.	1.4
Total	18.3%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	39	35	2	0
11/1/16 – 10/31/17	134	103	8	0
11/1/17 – 4/30/18	108	8	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	56	8	0	0
11/1/16 – 10/31/17	7	0	0	0
11/1/17 – 4/30/18	7	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund will generally focus its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 4/30/18	1 Year Ended 4/30/18	Inception (6/14/16) to 4/30/18	Inception (6/14/16) to 4/30/18
Fund Performance
NAV	6.76%	22.83%	26.15%	54.65%
Market Price	6.06%	22.23%	26.09%	54.52%
Index Performance
MSCI Emerging Markets Index	4.80%	21.71%	24.64%	51.20%
(See Notes to Fund Performance Overview Page 11.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	32.0%
Financials	21.0
Consumer Discretionary	11.4
Industrials	10.5
Energy	8.2
Health Care	4.0
Consumer Staples	3.6
Real Estate	3.3
Telecommunication Services	2.4
Materials	2.4
Utilities	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Tencent Holdings Ltd.	5.8%
Samsung Electronics Co., Ltd.	5.1
Alibaba Group Holding Ltd., ADR	3.4
Taiwan Semiconductor Manufacturing Co., Ltd.	3.4
China Construction Bank Corp., Class H	2.1
ElSewedy Electric Co.	2.0
Industrial & Commercial Bank of China Ltd., Class H	1.9
Bank of China Ltd., Class H	1.6
Naspers Ltd.	1.6
SK Hynix, Inc.	1.5
Total	28.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/17	31	40	16	1
11/1/16 – 10/31/17	130	87	8	0
11/1/16 – 4/30/18	53	48	4	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/17	7	2	0	0
11/1/16 – 10/31/17	25	1	1	0
11/1/16 – 4/30/18	16	2	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic International ETFs
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA – Global Equity Chief Investment Officer
Rebecca Felton – Chief Risk Officer
Chris Konstantinos, CFA – Chief Investment Strategist
Scott Hays – Quantitative Portfolio Manager

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$1,009.50	0.83%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,007.90	0.83%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,007.20	0.83%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	0.83%	$4.16
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$1,067.60	0.95%	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 99.2%
	Australia – 13.6%
210,599	AMP Ltd. (b)	$637,519
55,049	Australia & New Zealand Banking Group Ltd. (b)	1,106,606
17,255	BHP Billiton Ltd. (b)	402,546
15,112	Commonwealth Bank of Australia (b)	813,697
9,502	Flight Centre Travel Group Ltd. (b)	398,055
35,069	Iluka Resources Ltd. (b)	307,866
7,771	Macquarie Group Ltd. (b)	632,857
126,419	Metcash Ltd. (b)	341,219
46,144	National Australia Bank Ltd. (b)	1,003,126
45,341	OZ Minerals Ltd. (b)	312,897
13,321	Perpetual Ltd. (b)	401,876
77,165	Platinum Asset Management Ltd. (b)	327,323
114,939	Qantas Airways Ltd. (b)	497,086
91,459	Santos Ltd. (b) (c)	421,243
20,647	Westpac Banking Corp. (b)	443,507
151,719	Whitehaven Coal Ltd. (b)	523,167
		8,570,590
	Bermuda – 0.7%
7,000	Jardine Matheson Holdings Ltd. (b)	423,876
	Canada – 6.8%
5,255	Bank of Nova Scotia (The)	323,007
149,022	Baytex Energy Corp. (c)	667,375
4,964	Canadian National Railway Co.	383,411
2,248	Canadian Pacific Railway Ltd.	410,188
17,855	CI Financial Corp.	375,748
22,513	First Quantum Minerals Ltd.	324,382
12,966	IGM Financial, Inc.	397,983
16,780	Power Corp. of Canada	398,737
12,421	Power Financial Corp.	322,243
2,575	Shopify, Inc., Class A (c)	344,971
12,154	Teck Resources Ltd., Class B	305,092
		4,253,137
	Cayman Islands – 5.7%
29,771	AAC Technologies Holdings, Inc. (b)	427,296
35,881	ASM Pacific Technology Ltd. (b)	491,689
46,000	CK Hutchison Holdings Ltd. (b)	543,944
9,624	Tencent Holdings Ltd. (b)	473,144
196,665	Tingyi Cayman Islands Holding Corp.	372,851
394,996	WH Group Ltd. (b) (d)	408,930
232,652	Wynn Macau Ltd. (b)	859,733
		3,577,587
	Hong Kong – 3.3%
124,870	Hang Lung Group Ltd. (b)	377,171
1,070,636	PCCW Ltd. (b)	661,816
56,336	Swire Pacific Ltd., Class A (b)	556,674
Shares	Description	Value

	Hong Kong (Continued)
139,460	Wharf Holdings (The) Ltd. (b)	$463,964
		2,059,625
	Japan – 65.3%
8,900	Aisin Seiki Co., Ltd. (b)	482,157
17,380	Aozora Bank Ltd. (b)	701,137
10,100	Asahi Glass Co., Ltd. (b)	419,162
16,800	Asahi Group Holdings Ltd. (b)	849,841
49,800	Astellas Pharma, Inc. (b)	728,387
21,300	Canon, Inc. (b)	732,703
4,300	Central Japan Railway Co. (b)	861,653
8,700	Chugai Pharmaceutical Co., Ltd. (b)	458,833
8,900	Coca-Cola Bottlers Japan Holdings, Inc. (b)	382,784
19,900	Credit Saison Co., Ltd. (b)	356,399
30,700	Daicel Corp. (b)	354,225
16,600	Dai-ichi Life Holdings, Inc. (b)	329,552
16,200	Daiichi Sankyo Co., Ltd. (b)	554,453
78,000	Daiwa Securities Group, Inc. (b)	478,494
2,600	Disco Corp. (b)	455,723
7,300	Don Quijote Holdings Co., Ltd (b)	393,012
7,200	East Japan Railway Co. (b)	691,690
4,400	FamilyMart UNY Holdings Co., Ltd. (b)	428,261
19,000	Haseko Corp. (b)	298,863
2,700	Hisamitsu Pharmaceutical Co., Inc. (b)	209,860
89,000	Hitachi Ltd. (b)	649,572
20,600	Honda Motor Co., Ltd. (b)	708,351
9,100	House Foods Group, Inc. (b)	320,495
34,000	Ishihara Sangyo Kaisha Ltd. (b) (c)	390,642
8,000	Jafco Co., Ltd. (b)	350,864
16,500	Japan Airlines Co., Ltd. (b)	651,164
19,000	Japan Petroleum Exploration Co., Ltd. (b)	494,426
71,000	Kajima Corp. (b)	684,020
39,000	KDDI Corp. (b)	1,046,901
1,900	Keyence Corp. (b)	1,158,581
49,800	Kobe Steel Ltd. (b)	512,271
2,100	Kose Corp. (b)	388,073
10,000	M3, Inc. (b)	376,858
8,100	Matsumotokiyoshi Holdings Co., Ltd. (b)	360,824
57,300	Mazda Motor Corp. (b)	796,694
49,400	Mitsubishi Chemical Holdings Corp. (b)	467,304
19,300	Mitsubishi Gas Chemical Co., Inc. (b)	452,305
10,900	Mitsubishi Materials Corp. (b)	331,766
29,300	Mitsubishi UFJ Financial Group, Inc. (b)	196,349
467,000	Mizuho Financial Group, Inc. (b)	844,914
31,600	NET One Systems Co., Ltd. (b)	508,591

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
39,000	Nexon Co., Ltd. (b) (c)	$567,504
40,300	NHK Spring Co., Ltd. (b)	445,341
2,500	Nintendo Co., Ltd. (b)	1,050,441
25,700	Nippon Paper Industries Co., Ltd. (b)	492,211
56,600	Nippon Sheet Glass Co., Ltd. (b)	462,052
17,400	Nippon Telegraph & Telephone Corp. (b)	825,720
50,700	Nissan Motor Co., Ltd. (b)	533,388
31,300	Nisshin Steel Co., Ltd. (b)	414,210
16,700	NOK Corp. (b)	341,537
89,000	NTN Corp. (b)	391,463
32,100	NTT DOCOMO, Inc. (b)	829,272
4,800	Obic Co., Ltd. (b)	402,054
105,000	Oji Holdings Corp. (b)	738,633
33,600	ORIX Corp. (b)	589,305
7,700	Otsuka Corp. (b)	356,798
20,800	Panasonic Corp. (b)	307,989
9,000	Pola Orbis Holdings, Inc. (b)	392,666
23,600	Recruit Holdings Co., Ltd. (b)	544,144
9,500	Shiseido Co., Ltd. (b)	616,370
4,600	SoftBank Group Corp. (b)	351,480
11,900	Sompo Holdings, Inc. (b)	498,254
21,500	Sony Corp. (b)	1,004,182
17,100	Subaru Corp. (b)	573,985
23,600	Sumitomo Forestry Co., Ltd. (b)	391,058
9,700	Sumitomo Metal Mining Co., Ltd. (b)	413,805
24,400	Sumitomo Mitsui Financial Group, Inc. (b)	1,016,950
15,000	Suzuki Motor Corp. (b)	806,218
21,300	Taiheiyo Cement Corp. (b)	804,287
13,100	Takeda Pharmaceutical Co., Ltd. (b)	551,642
18,800	Teijin Ltd. (b)	353,456
15,700	Tokai Rika Co., Ltd. (b)	313,640
4,300	Tokyo Electron Ltd. (b)	825,828
13,000	Tokyo Seimitsu Co., Ltd. (b)	493,758
11,100	Yaskawa Electric Corp. (b)	450,633
		41,008,428
	Singapore – 3.8%
1,464,800	Hutchison Port Holdings Trust (b)	488,366
67,800	Singapore Airlines Ltd. (b)	553,205
92,700	Singapore Exchange Ltd. (b)	537,569
16,400	Venture Corp Ltd. (b)	256,514
410,500	Yanlord Land Group Ltd. (b)	523,457
		2,359,111
	Total Investments – 99.2%	62,252,354
	(Cost $62,574,430) (e)
	Net Other Assets and Liabilities – 0.8%	521,941
	Net Assets – 100.0%	$62,774,295

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2018, securities noted as such are valued at $57,626,366 or 91.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange (“NYSE”) close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,845,222 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,167,298. The net unrealized depreciation was $322,076.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 4,253,137	$ 4,253,137	$ —	$ —
Cayman Islands	3,577,587	372,851	3,204,736	—
Other Country Categories*	54,421,630	—	54,421,630	—
Total Investments	$ 62,252,354	$ 4,625,988	$ 57,626,366	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of April 30, 2018, the Fund transferred common stocks valued at $11,504,447 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in

See Notes to Financial Statements

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
value between the foreign markets’ close and the NYSE close on the last business day of the period exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices.
Currency Exposure Diversification	% of Total Investments
JPY	65.9%
AUD	13.8
HKD	9.0
CAD	6.8
SGD	3.0
USD	1.5
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
JPY	Japanese Yen
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 99.1%
	Australia – 4.8%
797,129	AMP Ltd. (b)	$2,413,044
208,361	Australia & New Zealand Banking Group Ltd. (b)	4,188,515
65,310	BHP Billiton Ltd. (b)	1,523,633
57,199	Commonwealth Bank of Australia (b)	3,079,848
35,965	Flight Centre Travel Group Ltd. (b)	1,506,634
132,737	Iluka Resources Ltd. (b)	1,165,281
29,414	Macquarie Group Ltd. (b)	2,395,425
478,503	Metcash Ltd. (b)	1,291,532
174,659	National Australia Bank Ltd. (b)	3,796,920
171,617	OZ Minerals Ltd. (b)	1,184,324
50,420	Perpetual Ltd. (b)	1,521,101
292,073	Platinum Asset Management Ltd. (b)	1,238,933
435,050	Qantas Airways Ltd. (b)	1,881,496
346,178	Santos Ltd. (b) (c)	1,594,432
78,149	Westpac Banking Corp. (b)	1,678,677
574,267	Whitehaven Coal Ltd. (b)	1,980,222
		32,440,017
	Austria – 0.3%
40,627	voestalpine AG (b)	2,143,369
	Bermuda – 0.2%
26,200	Jardine Matheson Holdings Ltd. (b)	1,586,508
	Canada – 2.4%
19,870	Bank of Nova Scotia (The)	1,221,341
563,589	Baytex Energy Corp. (c)	2,523,959
18,772	Canadian National Railway Co.	1,449,916
8,506	Canadian Pacific Railway Ltd.	1,552,074
67,527	CI Financial Corp.	1,421,068
85,140	First Quantum Minerals Ltd.	1,226,753
49,021	IGM Financial, Inc.	1,504,667
63,481	Power Corp. of Canada	1,508,474
46,977	Power Financial Corp.	1,218,742
9,760	Shopify, Inc., Class A (c)	1,307,541
45,980	Teck Resources Ltd., Class B	1,154,200
		16,088,735
	Cayman Islands – 2.0%
113,125	AAC Technologies Holdings, Inc. (b)	1,623,657
135,807	ASM Pacific Technology Ltd. (b)	1,861,009
174,999	CK Hutchison Holdings Ltd. (b)	2,069,338
36,482	Tencent Holdings Ltd. (b)	1,793,562
741,764	Tingyi Cayman Islands Holding Corp.	1,406,286
1,494,745	WH Group Ltd. (b) (d)	1,547,473
879,799	Wynn Macau Ltd. (b)	3,251,176
		13,552,501
Shares	Description	Value

	Denmark – 3.1%
28,428	Chr Hansen Holding A.S. (b)	$2,576,970
42,167	H Lundbeck A.S. (b)	2,442,805
41,382	Novo Nordisk A.S., Class B (b)	1,946,110
54,102	Orsted A.S. (b) (d)	3,561,837
24,230	Pandora A.S. (b)	2,691,689
7,178	Rockwool International A.S., Class B (b)	2,164,072
45,815	Topdanmark A.S. (b)	2,154,665
77,629	William Demant Holding A.S. (b) (c)	3,025,335
		20,563,483
	Finland – 1.1%
58,513	Elisa OYJ (b)	2,586,421
39,637	Neste OYJ (b)	3,337,697
21,493	Sampo OYJ, Class A (b)	1,162,377
		7,086,495
	France – 10.1%
12,627	Aeroports de Paris (b)	2,779,497
253,451	Air France-KLM (b) (c)	2,483,927
79,951	BNP Paribas S.A. (b)	6,172,165
442,824	Bollore S.A. (b)	2,200,891
182,505	Credit Agricole S.A. (b)	3,005,375
1,202	Dassault Aviation S.A. (b)	2,396,601
24,342	Dassault Systemes SE (b)	3,154,481
214,470	Electricite de France S.A. (b)	3,009,812
24,835	Eurazeo S.A. (b)	2,181,427
29,543	Faurecia S.A. (b)	2,412,449
5,634	Hermes International (b)	3,643,170
17,469	Ipsen S.A. (b)	2,827,651
3,480	Kering S.A. (b)	2,013,168
10,310	L’Oreal S.A. (b)	2,482,543
25,783	LVMH Moet Hennessy Louis Vuitton SE (b)	8,972,797
124,166	Peugeot S.A. (b)	3,057,413
29,548	Renault S.A. (b)	3,202,459
115,430	TOTAL S.A. (b)	7,254,978
25,482	Ubisoft Entertainment S.A. (b) (c)	2,434,755
13,986	Wendel S.A. (b)	2,112,345
		67,797,904
	Germany – 9.1%
33,692	Allianz SE (b)	7,968,963
20,507	Bayer AG (b)	2,450,989
23,757	Beiersdorf AG (b)	2,687,826
40,306	Covestro AG (b) (d)	3,662,400
114,419	Deutsche Lufthansa AG (b)	3,325,615
307,669	E.ON SE (b)	3,368,904
66,643	Evonik Industries AG (b)	2,367,838
37,112	Fraport AG Frankfurt Airport Services Worldwide (b)	3,591,533
32,474	Fresenius Medical Care AG & Co., KGaA (b)	3,295,165
169,882	METRO AG (b)	2,457,699

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Germany (Continued)
46,744	RWE AG (b)	$1,117,263
39,139	Salzgitter AG (b)	2,149,344
16,433	SAP SE (b)	1,825,800
43,106	Software AG (b)	2,119,025
115,547	TUI AG (b)	2,612,973
83,759	Uniper SE (b)	2,589,760
39,000	United Internet AG (b)	2,520,867
63,111	Vonovia SE (b)	3,162,168
12,651	Wacker Chemie AG (b)	2,273,418
21,795	Wirecard AG (b)	2,948,886
46,273	Zalando SE (b) (c) (d)	2,381,056
		60,877,492
	Hong Kong – 1.2%
471,023	Hang Lung Group Ltd. (b)	1,422,731
4,050,668	PCCW Ltd. (b)	2,503,929
213,350	Swire Pacific Ltd., Class A (b)	2,108,178
526,308	Wharf Holdings (The) Ltd. (b)	1,750,951
		7,785,789
	Ireland – 0.3%
121,963	Ryanair Holdings PLC (b) (c)	2,273,353
	Italy – 2.2%
603,886	Enel S.p.A. (b)	3,830,885
800,631	Intesa Sanpaolo S.p.A. (b)	3,169,984
44,608	Luxottica Group S.p.A (b)	2,782,895
200,718	Mediobanca Banca di Credito Finanziario S.p.A. (b)	2,432,205
290,034	Poste Italiane S.p.A. (b) (d)	2,831,749
		15,047,718
	Japan – 23.1%
33,800	Aisin Seiki Co., Ltd. (b)	1,831,112
65,760	Aozora Bank Ltd. (b)	2,652,865
38,200	Asahi Glass Co., Ltd. (b)	1,585,346
63,700	Asahi Group Holdings Ltd. (b)	3,222,312
188,600	Astellas Pharma, Inc. (b)	2,758,508
80,600	Canon, Inc. (b)	2,772,575
16,300	Central Japan Railway Co. (b)	3,266,267
33,000	Chugai Pharmaceutical Co., Ltd. (b)	1,740,400
33,700	Coca-Cola Bottlers Japan Holdings, Inc. (b)	1,449,419
75,500	Credit Saison Co., Ltd. (b)	1,352,167
116,200	Daicel Corp. (b)	1,340,746
62,800	Dai-ichi Life Holdings, Inc. (b)	1,246,740
61,400	Daiichi Sankyo Co., Ltd. (b)	2,101,444
294,000	Daiwa Securities Group, Inc. (b)	1,803,555
9,600	Disco Corp. (b)	1,682,671
27,400	Don Quijote Holdings Co., Ltd (b)	1,475,139
27,200	East Japan Railway Co. (b)	2,613,050
16,700	FamilyMart UNY Holdings Co., Ltd. (b)	1,625,443
71,700	Haseko Corp. (b)	1,127,813
Shares	Description	Value

	Japan (Continued)
10,000	Hisamitsu Pharmaceutical Co., Inc. (b)	$777,259
337,000	Hitachi Ltd. (b)	2,459,614
77,900	Honda Motor Co., Ltd. (b)	2,678,666
34,700	House Foods Group, Inc. (b)	1,222,108
128,700	Ishihara Sangyo Kaisha Ltd. (b) (c)	1,478,695
30,100	Jafco Co., Ltd. (b)	1,320,127
62,500	Japan Airlines Co., Ltd. (b)	2,466,529
71,700	Japan Petroleum Exploration Co., Ltd. (b)	1,865,806
269,000	Kajima Corp. (b)	2,591,570
147,400	KDDI Corp. (b)	3,956,747
7,300	Keyence Corp. (b)	4,451,391
188,500	Kobe Steel Ltd. (b)	1,939,016
7,900	Kose Corp. (b)	1,459,894
38,043	M3, Inc. (b)	1,433,682
30,600	Matsumotokiyoshi Holdings Co., Ltd. (b)	1,363,112
216,700	Mazda Motor Corp. (b)	3,012,979
187,000	Mitsubishi Chemical Holdings Corp. (b)	1,768,946
72,800	Mitsubishi Gas Chemical Co., Inc. (b)	1,706,103
41,300	Mitsubishi Materials Corp. (b)	1,257,057
110,800	Mitsubishi UFJ Financial Group, Inc. (b)	742,509
1,767,000	Mizuho Financial Group, Inc. (b)	3,196,922
119,800	NET One Systems Co., Ltd. (b)	1,928,138
147,500	Nexon Co., Ltd. (b) (c)	2,146,331
152,600	NHK Spring Co., Ltd. (b)	1,686,329
9,400	Nintendo Co., Ltd. (b)	3,949,659
97,400	Nippon Paper Industries Co., Ltd. (b)	1,865,424
213,900	Nippon Sheet Glass Co., Ltd. (b) (c)	1,746,165
65,700	Nippon Telegraph & Telephone Corp. (b)	3,117,806
191,800	Nissan Motor Co., Ltd. (b)	2,017,826
118,500	Nisshin Steel Co., Ltd. (b)	1,568,174
63,100	NOK Corp. (b)	1,290,479
336,600	NTN Corp. (b)	1,480,523
121,700	NTT DOCOMO, Inc. (b)	3,143,999
18,300	Obic Co., Ltd. (b)	1,532,831
396,000	Oji Holdings Corp. (b)	2,785,703
127,000	ORIX Corp. (b)	2,227,434
29,100	Otsuka Corp. (b)	1,348,420
78,700	Panasonic Corp. (b)	1,165,323
34,100	Pola Orbis Holdings, Inc. (b)	1,487,769
89,300	Recruit Holdings Co., Ltd. (b)	2,058,987
36,100	Shiseido Co., Ltd. (b)	2,342,206
17,300	SoftBank Group Corp. (b)	1,321,871
45,100	Sompo Holdings, Inc. (b)	1,888,342
81,400	Sony Corp. (b)	3,801,878
64,700	Subaru Corp. (b)	2,171,745
89,100	Sumitomo Forestry Co., Ltd. (b)	1,476,409

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
36,900	Sumitomo Metal Mining Co., Ltd. (b)	$1,574,167
92,300	Sumitomo Mitsui Financial Group, Inc. (b)	3,846,904
57,000	Suzuki Motor Corp. (b)	3,063,629
80,700	Taiheiyo Cement Corp. (b)	3,047,229
49,400	Takeda Pharmaceutical Co., Ltd. (b)	2,080,236
70,900	Teijin Ltd. (b)	1,332,982
59,600	Tokai Rika Co., Ltd. (b)	1,190,634
16,200	Tokyo Electron Ltd. (b)	3,111,259
48,900	Tokyo Seimitsu Co., Ltd. (b)	1,857,291
42,100	Yaskawa Electric Corp. (b)	1,709,156
		155,159,562
	Luxembourg – 0.5%
100,543	ArcelorMittal (b)	3,407,771
	Netherlands – 5.9%
375,955	Aegon N.V. (b)	2,755,295
35,086	Akzo Nobel N.V. (b)	3,177,330
30,951	ASML Holding N.V. (b)	5,892,569
50,129	BE Semiconductor Industries N.V. (b) (c)	3,464,575
40,992	EXOR N.V. (b)	3,036,841
257,109	Fiat Chrysler Automobiles N.V. (b) (c)	5,712,651
26,992	Heineken Holding N.V. (b)	2,739,973
162,045	Koninklijke Ahold Delhaize N.V. (b)	3,909,254
38,369	Randstad N.V. (b)	2,469,558
205,285	STMicroelectronics N.V. (b)	4,482,458
37,134	Unilever N.V. (b)	2,128,840
		39,769,344
	Norway – 2.5%
162,519	DNB ASA (b)	3,039,325
1,780,285	DNO ASA (b) (c)	3,296,705
119,908	Marine Harvest ASA (b)	2,610,142
46,433	Schibsted ASA, Class A (b)	1,353,869
160,096	Statoil ASA (b)	4,094,088
282,504	Storebrand ASA (b)	2,414,353
		16,808,482
	Portugal – 0.3%
116,057	Jeronimo Martins SGPS S.A. (b)	2,035,291
	Singapore – 1.3%
5,542,700	Hutchison Port Holdings Trust (b)	1,847,942
256,400	Singapore Airlines Ltd. (b)	2,092,062
351,000	Singapore Exchange Ltd. (b)	2,035,457
62,100	Venture Corp Ltd. (b)	971,310
1,553,700	Yanlord Land Group Ltd. (b)	1,981,231
		8,928,002
Shares	Description	Value

	Spain – 1.0%
30,256	Amadeus IT Group S.A. (b)	$2,207,472
348,661	Banco Santander S.A. (b)	2,252,673
278,867	Ence Energia y Celulosa S.A. (b)	2,151,437
		6,611,582
	Sweden – 6.3%
53,697	Atlas Copco AB, Class A (b)	2,099,893
77,920	Atlas Copco AB, Class B (b)	2,761,757
119,967	Axfood AB (b)	2,228,803
72,697	Boliden AB (b) (c)	2,518,924
49,489	Hexagon AB, Class B (b)	2,857,442
222,783	Husqvarna AB, Class B (b)	2,142,700
46,080	Investor AB, Class B (b)	2,006,047
74,354	Kinnevik AB, Class B (b)	2,679,522
85,969	Lundin Petroleum AB (b) (c)	2,369,903
267,020	Sandvik AB (b)	4,552,805
209,701	Swedbank AB, Class A (b)	4,555,393
58,515	Swedish Match AB (b)	2,624,995
188,268	Tele2 AB, Class B (b)	2,440,314
111,871	Volvo AB, Class A (b)	1,917,369
264,914	Volvo AB, Class B (b)	4,489,333
		42,245,200
	Switzerland – 7.3%
122,356	GAM Holding AG (b)	1,953,074
1,706	Georg Fischer AG (b)	2,120,655
57,898	Logitech International S.A. (b)	2,138,936
11,929	Lonza Group AG (b)	2,914,636
114,957	Nestle S.A. (b)	8,905,729
136,934	Novartis AG (b)	10,540,401
133,498	OC Oerlikon Corp. AG (b)	2,155,224
3,926	Partners Group Holding AG (b)	2,863,509
15,040	Roche Holding AG (b)	3,341,700
1,133	SGS S.A. (b)	2,751,659
572	Sika AG (b)	4,150,563
31,203	Vifor Pharma AG (b)	4,924,185
		48,760,271
	United Kingdom – 14.1%
220,424	3i Group PLC (b)	2,845,269
173,945	Anglo American PLC (b)	4,092,798
193,327	Antofagasta PLC (b)	2,583,028
120,255	Ashtead Group PLC (b)	3,339,812
47,386	Berkeley Group Holdings PLC (b)	2,652,858
293,099	BP PLC (b)	2,177,129
67,562	British American Tobacco PLC (b)	3,705,607
41,550	Carnival PLC (b)	2,700,557
40,293	Croda International PLC (b)	2,464,829
223,853	Diageo PLC (b)	7,985,887
100,557	easyJet PLC (b)	2,192,096
370,906	Evraz PLC (b)	2,333,957
103,881	Hargreaves Lansdown PLC (b)	2,546,806
364,299	Howden Joinery Group PLC (b)	2,384,324
665,645	HSBC Holdings PLC (b)	6,627,150

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
43,776	InterContinental Hotels Group PLC (b)	$2,761,890
41,549	Intertek Group PLC (b)	2,793,893
208,426	Kaz Minerals PLC (b) (c)	2,633,460
805,447	Laird PLC	2,183,343
1,083,941	Legal & General Group PLC (b)	4,014,637
100,875	Mondi PLC (b)	2,808,066
45,870	Next PLC (b)	3,313,478
76,243	Persimmon PLC (b)	2,848,091
96,592	Rio Tinto PLC (b)	5,264,838
249,277	Royal Dutch Shell PLC, Class A (b)	8,672,650
281,961	Sage Group (The) PLC (b)	2,452,402
123,354	Smith & Nephew PLC (b)	2,362,358
778,514	Taylor Wimpey PLC (b)	2,050,247
		94,791,460
	Total Investments – 99.1%	665,760,329
	(Cost $651,549,629) (e)
	Net Other Assets and Liabilities – 0.9%	6,217,187
	Net Assets – 100.0%	$671,977,516

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2018, securities noted as such are valued at $646,081,965 or 96.1% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $33,640,254 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,429,554. The net unrealized appreciation was $14,210,700.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 16,088,735	$ 16,088,735	$ —	$ —
Cayman Islands	13,552,501	1,406,286	12,146,215	—
United Kingdom	94,791,460	2,183,343	92,608,117	—
Other Country Categories*	541,327,633	—	541,327,633	—
Total Investments	$ 665,760,329	$ 19,678,364	$ 646,081,965	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of April 30, 2018, the Fund transferred common stocks valued at $184,050,849 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close on the last business day of the period exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices.

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments
EUR	30.7%
JPY	23.3
GBP	14.6
CHF	7.3
SEK	6.4
AUD	4.9
HKD	3.2
DKK	3.1
NOK	2.5
CAD	2.4
SGD	1.1
USD	0.5
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 99.1%
	Austria – 0.5%
16,329	voestalpine AG (b)	$861,473
	Denmark – 4.7%
11,266	Chr Hansen Holding A.S. (b)	1,021,252
16,742	H Lundbeck A.S. (b)	969,892
16,480	Novo Nordisk A.S., Class B (b)	775,021
21,597	Orsted A.S. (b) (c)	1,421,851
9,696	Pandora A.S. (b)	1,077,120
2,913	Rockwool International A.S., Class B (b)	878,231
19,014	Topdanmark A.S. (b)	894,222
31,077	William Demant Holding A.S. (b) (d)	1,211,124
		8,248,713
	Finland – 1.6%
23,432	Elisa OYJ (b)	1,035,753
15,874	Neste OYJ (b)	1,336,696
8,690	Sampo OYJ, Class A (b)	469,969
		2,842,418
	France – 15.6%
5,059	Aeroports de Paris (b)	1,113,604
99,351	Air France-KLM (b) (d)	973,682
32,239	BNP Paribas S.A. (b)	2,488,830
176,167	Bollore S.A. (b)	875,572
73,468	Credit Agricole S.A. (b)	1,209,824
473	Dassault Aviation S.A. (b)	943,088
9,661	Dassault Systemes SE (b)	1,251,969
84,388	Electricite de France S.A. (b)	1,184,277
9,885	Eurazeo S.A. (b)	868,267
11,865	Faurecia S.A. (b)	968,883
2,249	Hermes International (b)	1,454,294
6,983	Ipsen S.A. (b)	1,130,316
1,407	Kering (b)	813,945
4,105	L’Oreal S.A. (b)	988,442
10,398	LVMH Moet Hennessy Louis Vuitton SE (b)	3,618,630
49,779	Peugeot S.A. (b)	1,225,738
11,819	Renault S.A. (b)	1,280,962
46,875	TOTAL S.A. (b)	2,946,176
10,173	Ubisoft Entertainment S.A. (b) (d)	972,010
5,607	Wendel S.A. (b)	846,841
		27,155,350
	Germany – 13.9%
13,545	Allianz SE (b)	3,203,716
8,146	Bayer AG (b)	973,607
9,400	Beiersdorf AG (b)	1,063,500
15,978	Covestro AG (b) (c)	1,451,839
46,274	Deutsche Lufthansa AG (b)	1,344,965
121,806	E.ON SE (b)	1,333,747
26,543	Evonik Industries AG (b)	943,078
14,800	Fraport AG Frankfurt Airport Services Worldwide (b)	1,432,278
Shares	Description	Value

	Germany (Continued)
12,406	Fresenius Medical Care AG & Co., KGaA (b)	$1,258,848
54,091	METRO AG (b)	782,540
18,516	RWE AG (b)	442,564
15,784	Salzgitter AG (b)	866,789
6,573	SAP SE (b)	730,298
17,536	Software AG (b)	862,043
46,868	TUI AG (b)	1,059,870
33,516	Uniper SE (b)	1,036,287
15,602	United Internet AG (b)	1,008,476
24,926	Vonovia SE (b)	1,248,914
5,069	Wacker Chemie AG (b)	910,912
8,671	Wirecard AG (b)	1,173,195
18,574	Zalando SE (b) (c) (d)	955,757
		24,083,223
	Ireland – 0.5%
49,075	Ryanair Holdings PLC (b) (d)	914,743
	Italy – 3.5%
241,836	Enel S.p.A. (b)	1,534,140
322,656	Intesa Sanpaolo S.p.A. (b)	1,277,510
17,416	Luxottica Group S.p.A (b)	1,086,507
81,217	Mediobanca Banca di Credito Finanziario S.p.A. (b)	984,149
116,681	Poste Italiane S.p.A. (b) (c)	1,139,216
		6,021,522
	Luxembourg – 0.8%
40,143	ArcelorMittal (b)	1,360,594
	Netherlands – 9.1%
151,932	Aegon N.V. (b)	1,113,478
13,876	Akzo Nobel N.V. (b)	1,256,588
12,432	ASML Holding N.V. (b)	2,366,852
19,672	BE Semiconductor Industries N.V. (b) (d)	1,359,595
16,507	EXOR N.V. (b)	1,222,900
104,238	Fiat Chrysler Automobiles N.V. (b) (d)	2,316,042
10,522	Heineken Holding N.V. (b)	1,068,094
64,983	Koninklijke Ahold Delhaize N.V. (b)	1,567,682
15,165	Randstad N.V. (b)	976,070
82,846	STMicroelectronics N.V. (b)	1,808,967
14,710	Unilever N.V. (b)	843,303
		15,899,571
	Norway – 3.9%
64,970	DNB ASA (b)	1,215,027
688,740	DNO ASA (b) (d)	1,275,398
48,419	Marine Harvest ASA (b)	1,053,979
18,634	Schibsted ASA, Class A (b)	543,320
64,320	Statoil ASA (b)	1,644,837
114,173	Storebrand ASA (b)	975,752
		6,708,313

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Portugal – 0.5%
45,686	Jeronimo Martins SGPS S.A. (b)	$801,195
	Spain – 1.5%
11,852	Amadeus IT Group S.A. (b) (d)	864,720
140,187	Banco Santander S.A. (b)	905,738
112,473	Ence Energia y Celulosa S.A. (b)	867,720
		2,638,178
	Sweden – 9.8%
21,386	Atlas Copco AB, Class A (b)	836,328
31,164	Atlas Copco AB, Class B (b)	1,104,561
48,020	Axfood AB (b)	892,138
29,313	Boliden AB (b) (d)	1,015,685
19,818	Hexagon AB, Class B (b)	1,144,270
90,438	Husqvarna AB, Class B (b)	869,821
18,499	Investor AB, Class B (b)	805,336
29,766	Kinnevik AB, Class B (b)	1,072,688
34,696	Lundin Petroleum AB (b) (d)	956,463
106,870	Sandvik AB (b)	1,822,179
84,901	Swedbank AB, Class A (b)	1,844,328
23,308	Swedish Match AB (b)	1,045,602
76,908	Tele2 AB, Class B (b)	996,875
44,841	Volvo AB, Class A (b)	768,535
106,682	Volvo AB, Class B (b)	1,807,873
		16,982,682
	Switzerland – 11.3%
49,359	GAM Holding AG (b)	787,879
690	Georg Fischer AG (b)	857,709
23,282	Logitech International S.A. (b)	860,111
4,758	Lonza Group AG (b)	1,162,532
45,818	Nestle S.A. (b)	3,549,525
54,547	Novartis AG (b)	4,198,718
53,573	OC Oerlikon Corp. AG (b)	864,895
1,579	Partners Group Holding AG (b)	1,151,676
6,023	Roche Holding AG (b)	1,338,235
455	SGS S.A. (b)	1,105,035
230	Sika AG (b)	1,668,933
12,786	Vifor Pharma AG (b)	2,017,775
		19,563,023
	United Kingdom – 21.9%
88,473	3i Group PLC (b)	1,142,024
69,720	Anglo American PLC (b)	1,640,460
77,395	Antofagasta PLC (b)	1,034,069
48,431	Ashtead Group PLC (b)	1,345,062
18,999	Berkeley Group Holdings PLC (b)	1,063,640
118,393	BP PLC (b)	879,419
27,342	British American Tobacco PLC (b)	1,499,641
16,742	Carnival PLC (b)	1,088,152
16,187	Croda International PLC (b)	990,201
88,584	Diageo PLC (b)	3,160,207
40,977	easyJet PLC (b)	893,280
147,380	Evraz PLC (b)	927,401
Shares	Description	Value

	United Kingdom (Continued)
41,734	Hargreaves Lansdown PLC (b)	$1,023,175
146,249	Howden Joinery Group PLC (b)	957,194
266,830	HSBC Holdings PLC (b)	2,656,555
17,643	InterContinental Hotels Group PLC (b)	1,113,122
16,552	Intertek Group PLC (b)	1,113,011
83,080	Kaz Minerals PLC (b) (d)	1,049,715
318,891	Laird PLC	864,425
435,839	Legal & General Group PLC (b)	1,614,235
40,442	Mondi PLC (b)	1,125,788
18,329	Next PLC (b)	1,324,019
30,482	Persimmon PLC (b)	1,138,669
38,264	Rio Tinto PLC (b)	2,085,615
100,748	Royal Dutch Shell PLC, Class A (b)	3,505,145
112,147	Sage Group (The) PLC (b)	975,417
50,687	Smith & Nephew PLC (b)	970,709
312,133	Taylor Wimpey PLC (b)	822,014
		38,002,364
	Total Investments – 99.1%	172,083,362
	(Cost $165,989,051) (e)
	Net Other Assets and Liabilities – 0.9%	1,524,741
	Net Assets – 100.0%	$173,608,103

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2018, securities noted as such are valued at $171,218,937 or 98.6% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,532,496 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,438,185. The net unrealized appreciation was $6,094,311.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$ 38,002,364	$ 864,425	$ 37,137,939	$ —
Other Country Categories*	134,080,998	—	134,080,998	—
Total Investments	$ 172,083,362	$ 864,425	$ 171,218,937	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of April 30, 2018, the Fund transferred common stocks valued at $71,119,183 from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close on the last business day of the period exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices.
Currency Exposure Diversification	% of Total Investments
EUR	47.4%
GBP	22.7
CHF	11.3
SEK	9.9
DKK	4.8
NOK	3.9
Total	100.0%

Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 98.9%
	Bermuda – 2.1%
456,783	Haier Electronics Group Co., Ltd. (b)	$1,580,366
20,600,000	HengTen Networks Group Ltd. (b) (c)	791,630
746,000	Hopson Development Holdings Ltd. (b)	793,618
		3,165,614
	Brazil – 5.2%
82,362	B2W Cia Digital (c)	679,454
170,584	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	978,258
62,021	BB Seguridade Participacoes S.A.	486,509
71,866	Bradespar S.A. (Preference Shares)	729,492
74,318	Estacio Participacoes S.A.	676,737
151,529	Gol Linhas Aereas Inteligentes S.A. (Preference Shares) (c)	840,001
332,200	Metalurgica Gerdau S.A. (Preference Shares)	741,552
919,327	Oi S.A. (c)	1,015,584
151,351	Transmissora Alianca de Energia Eletrica S.A.	919,805
87,246	Via Varejo S.A.	740,913
		7,808,305
	Cayman Islands – 19.7%
11,371	58.COM INC-ADR (c)	993,712
28,738	Alibaba Group Holding Ltd., ADR (c)	5,130,883
16,835	Autohome, Inc., ADR	1,642,254
2,660	Baidu, Inc., ADR (c)	667,394
396,968	Geely Automobile Holdings Ltd. (b)	1,044,039
130,468	Health and Happiness H&H International Holdings Ltd. (b) (c)	937,073
501,000	Sino Biopharmaceutical Ltd. (b)	1,055,011
1,524,500	SOHO China Ltd. (b)	782,809
113,180	Sunny Optical Technology Group Co., Ltd. (b)	1,846,830
56,739	TAL Education Group, ADR	2,066,434
176,245	Tencent Holdings Ltd. (b)	8,664,720
14,557	Weibo Corp., ADR (c)	1,667,068
14,018	YY, Inc., ADR (c)	1,351,195
514,401	Zhongsheng Group Holdings Ltd. (b)	1,474,620
		29,324,042
	China – 11.5%
2,591,134	Agricultural Bank of China Ltd., Class H (b)	1,460,914
4,296,284	Bank of China Ltd., Class H (b)	2,332,157
Shares	Description	Value

	China (Continued)
3,045,292	China Construction Bank Corp., Class H (b)	$3,190,428
2,294,227	China Huarong Asset Management Co., Ltd., Class H (b) (d)	790,151
291,328	China Merchants Bank Co., Ltd., Class H (b)	1,270,306
1,315,173	China National Building Material Co., Ltd., Class H (b)	1,536,509
1,700,494	China Petroleum & Chemical Corp., Class H (b)	1,656,042
2,293,300	Huadian Power International Corp., Ltd., Class H (b)	930,638
3,226,763	Industrial & Commercial Bank of China Ltd., Class H (b)	2,832,716
3,758,650	Metallurgical Corp. of China Ltd., Class H (b)	1,200,190
		17,200,051
	Colombia – 1.1%
262,041	Almacenes Exito S.A.	1,582,160
	Czech Republic – 1.0%
270,220	Moneta Money Bank A.S. (b) (d)	971,296
33,182	UNIPETROL A.S.	580,834
		1,552,130
	Egypt – 3.1%
137,250	Eastern Tobacco (b)	1,601,351
211,089	ElSewedy Electric Co.	2,989,082
		4,590,433
	Hong Kong – 3.7%
58,116	China Mobile Ltd. (b)	553,642
4,873,960	China South City Holdings Ltd. (b)	1,059,733
2,024,000	China Travel International Investment Hong Kong Ltd. (b)	754,639
432,000	CSPC Pharmaceutical Group Ltd. (b)	1,100,329
1,852,000	Shenzhen Investment Ltd. (b)	748,513
1,054,758	Sinotruk Hong Kong Ltd. (b)	1,235,781
		5,452,637
	Hungary – 0.4%
314,993	Magyar Telekom Telecommunications PLC (b)	544,831
	India – 7.2%
343,097	Ashok Leyland Ltd. (b)	841,023
138,539	Hexaware Technologies Ltd. (b)	928,579
55,955	Hindustan Unilever Ltd. (b)	1,254,539
438,673	Oil & Natural Gas Corp., Ltd. (b)	1,184,430
587,716	Power Finance Corp., Ltd. (b)	771,988
426,677	Rural Electrification Corp., Ltd. (b)	812,159

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India (Continued)
291,417	Sterlite Technologies Ltd. (b)	$1,527,627
12,090	Tata Consultancy Services Ltd. (b)	637,631
153,414	Tech Mahindra Ltd. (b)	1,531,761
79,029	Titan Co., Ltd. (b)	1,158,228
		10,647,965
	Indonesia – 0.9%
522,000	United Tractors Tbk PT (b)	1,273,619
	Israel – 0.8%
11,326	Orbotech Ltd. (c)	661,665
130,117	Partner Communications Co., Ltd. (b) (c)	535,922
		1,197,587
	Malaysia – 1.8%
885,000	Hartalega Holdings Bhd (b)	1,317,142
2,009,800	Sime Darby Bhd (b)	1,361,088
		2,678,230
	Philippines – 0.9%
489,870	San Miguel Corp. (b)	1,320,155
	Poland – 1.6%
41,711	Bank Pekao S.A. (b)	1,384,260
660,350	Orange Polska S.A. (b) (c)	988,598
		2,372,858
	Russia – 5.2%
529,117	Gazprom PJSC (b)	1,223,424
27,381	LUKOIL PJSC (b)	1,808,859
450,413	Moscow Exchange MICEX-RTS PJSC (b)	861,589
380,986	Sberbank of Russia PJSC (b)	1,358,023
185,402	Sberbank of Russia PJSC (Preference Shares) (b)	576,359
1,994,115	Surgutneftegas OJSC (b)	930,774
1,891,565	Surgutneftegas OJSC (Preference Shares) (b)	930,876
		7,689,904
	South Africa – 5.4%
53,682	Barclays Africa Group Ltd. (b)	786,295
181,811	Coronation Fund Managers Ltd.	1,081,969
40,772	Mr Price Group Ltd. (b)	894,695
9,532	Naspers Ltd. (b)	2,322,181
31,763	Nedbank Group Ltd. (b)	757,484
140,022	RMB Holdings Ltd. (b)	878,256
78,287	Standard Bank Group Ltd. (b)	1,342,669
		8,063,549
	South Korea – 15.0%
5,805	Celltrion, Inc. (b) (c) (e)	1,456,283
12,218	CJ Corp. (b)	1,850,954
23,126	Hana Financial Group, Inc. (b)	1,027,563
Shares	Description	Value

	South Korea (Continued)
22,101	Hyundai Development Co-Engineering & Construction (b)	$960,148
55,413	Industrial Bank of Korea (b)	868,977
33,811	KB Financial Group, Inc. (b)	1,920,974
15,518	LG Electronics, Inc. (b)	1,471,398
2,238	Samsung Biologics Co., Ltd. (b) (c) (d)	1,016,479
3,082	Samsung Electronics Co., Ltd. (b)	7,646,927
527	Samsung Electronics Co., Ltd. (Preference Shares) (b)	1,048,523
4,328	Samsung SDS Co., Ltd. (b)	983,055
27,449	SK Hynix, Inc. (b)	2,158,700
		22,409,981
	Taiwan – 8.3%
136,918	Advantech Co., Ltd. (b)	939,942
416,453	Cathay Financial Holding Co., Ltd. (b)	747,015
3,420,045	China Development Financial Holding Corp. (b)	1,293,112
90,582	Global Unichip Corp. (b)	852,258
125,424	Hiwin Technologies Corp. (b)	1,889,377
537,766	Macronix International (b) (c)	854,294
197,744	Pixart Imaging, Inc. (b)	752,996
668,261	Taiwan Semiconductor Manufacturing Co., Ltd. (b)	5,090,373
		12,419,367
	Thailand – 2.6%
2,878,800	Erawan Group (The) PCL	747,977
3,285,891	IRPC PCL (b)	731,216
351,000	PTT Exploration & Production PCL	1,490,304
226,800	PTT Exploration & Production PCL (b)	961,120
		3,930,617
	Turkey – 1.4%
199,411	Akbank TAS (b)	414,909
163,073	Aksa Akrilik Kimya Sanayii A.S. (b)	534,101
332,728	Trakya Cam Sanayii A.S. (b)	385,612
184,609	Turk Hava Yollari AO (b) (c)	762,557
		2,097,179
	Total Common Stocks	147,321,214
	(Cost $139,154,012)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.0%
	South Africa – 1.0%
544,330	Fortress REIT Ltd. (b)	749,119

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) (Continued)
	South Africa (Continued)
135,010	Resilient REIT Ltd.	$733,809
	Total Real Estate Investment Trusts	1,482,928
	(Cost $1,538,930)
	Total Investments – 99.9%	148,804,142
	(Cost $140,692,942) (f)
	Net Other Assets and Liabilities – 0.1%	222,462
	Net Assets – 100.0%	$149,026,604

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2018, securities noted as such are valued at $117,609,097 or 78.9% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(c)	Non-income producing security.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security which makes payment-in-kind (“PIK”) distributions. There were no in-kind distributions received for the six months ended April 30, 2018.
(f)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $12,192,493 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,081,293. The net unrealized appreciation was $8,111,200.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Brazil	$ 7,808,305	$ 7,808,305	$ —	$ —
Cayman Islands	29,324,042	13,518,940	15,805,102	—
Colombia	1,582,160	1,582,160	—	—
Czech Republic	1,552,130	580,834	971,296	—
Egypt	4,590,433	2,989,082	1,601,351	—
Israel	1,197,587	661,665	535,922	—
South Africa	8,063,549	1,081,969	6,981,580	—
Thailand	3,930,617	2,238,281	1,692,336	—
Other Country Categories*	89,272,391	—	89,272,391	—
Real Estate Investment Trusts*	1,482,928	733,809	749,119	—
Total Investments	$ 148,804,142	$ 31,195,045	$ 117,609,097	$—

*	See Portfolio of Investments for country breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. As of April 30, 2018, the Fund transferred investments valued at $28,352,648 from Level 1 to Level 2 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the NYSE close on the last business day of the period exceeding a certain threshold. Previously, these common stocks were valued based on quoted prices. In addition, as of April 30, 2018, the Fund transferred a common stock valued at $4,086,466 from Level 1 to Level 2 of the fair value hierarchy. The common stock that transferred did so as a result of the security being halted on the primary exchange due to an upcoming stock split. Previously, these securities were valued based on quoted prices.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments
HKD	28.0%
KRW	15.1
USD	9.5
TWD	8.3
INR	7.1
ZAR	6.4
BRL	5.2
RUB	5.2
EGP	3.1
THB	2.6
MYR	1.8
PLN	1.6
TRY	1.4
COP	1.1
CZK	1.0
PHP	0.9
IDR	0.9
HUF	0.4
ILS	0.4
Total	100.0%

Currency Abbreviations
BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

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See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
April 30, 2018 (Unaudited)
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 62,252,354	$ 665,760,329	$ 172,083,362	$ 148,804,142
Cash	—	909,664	1,272,220	—
Foreign currency	5,012	18,033,293	1,033,288	2,261,352
Receivables:
Investment securities sold	16,864,850	42,504,774	3,409,494	7,770,553
Dividends	421,723	3,243,218	669,447	267,548
Dividend reclaims	223	397,146	194,419	3,370
Total Assets	79,544,162	730,848,424	178,662,230	159,106,965
LIABILITIES:
Due to custodian	1,520,511	—	—	1,586,120
Payables:
Investment securities purchased	15,206,367	58,417,218	4,937,209	8,213,102
Investment advisory fees	42,989	453,690	116,918	116,972
Deferred foreign capital gains tax	—	—	—	164,167
Total Liabilities	16,769,867	58,870,908	5,054,127	10,080,361
NET ASSETS	$ 62,774,295	$ 671,977,516	$ 173,608,103	$ 149,026,604
NET ASSETS consist of:
Paid-in capital	$ 63,045,494	$ 647,213,226	$ 165,073,861	$ 139,242,620
Par value	10,500	105,000	26,500	20,500
Accumulated net investment income (loss)	194,536	4,201,003	1,498,710	113,906
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(138,242)	6,204,246	908,655	1,696,606
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	(337,993)	14,254,041	6,100,377	7,952,972
NET ASSETS	$62,774,295	$671,977,516	$173,608,103	$149,026,604
NET ASSET VALUE, per share	$59.78	$64.00	$65.51	$72.70
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,050,002	10,500,002	2,650,002	2,050,002
Investments, at cost	$62,574,430	$651,549,629	$165,989,051	$140,692,942
Foreign currency, at cost (proceeds)	$5,023	$18,044,775	$1,033,776	$2,262,640

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 850,363	$ 10,418,533	$ 2,818,884	$ 899,757
Interest	1,364	6,290	1,097	1,269
Foreign withholding tax	(58,243)	(1,078,901)	(340,144)	(112,468)
Total investment income	793,484	9,345,922	2,479,837	788,558
EXPENSES:
Investment advisory fees	204,209	2,254,293	582,417	492,588
Total expenses	204,209	2,254,293	582,417	492,588
NET INVESTMENT INCOME (LOSS)	589,275	7,091,629	1,897,420	295,970
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,102,871)	(8,152,059)	(2,069,408)	2,057,423
In-kind redemptions	1,695,862	15,932,445	4,118,502	—
Foreign currency transactions	(15,831)	(167,757)	(50,376)	(121,087)
Foreign capital gains tax	—	—	—	(58,249)
Net realized gain (loss)	577,160	7,612,629	1,998,718	1,878,087
Net change in unrealized appreciation (depreciation) on:
Investments	(1,582,068)	(14,219,957)	(3,649,502)	1,260,140
Foreign currency translation	(14,905)	45,320	3,660	6,049
Deferred foreign capital gains tax	—	—	—	(164,166)
Net change in unrealized appreciation (depreciation)	(1,596,973)	(14,174,637)	(3,645,842)	1,102,023
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,019,813)	(6,562,008)	(1,647,124)	2,980,110
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(430,538)	$ 529,621	$ 250,296	$ 3,276,080
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 589,275	$ 330,737	$ 7,091,629	$ 3,268,515
Net realized gain (loss)	577,160	1,748,559	7,612,629	7,881,133
Net increase from payment by the advisor	—	7,644	—	35,978
Net change in unrealized appreciation (depreciation)	(1,596,973)	691,628	(14,174,637)	28,845,189
Net increase (decrease) in net assets resulting from operations	(430,538)	2,778,568	529,621	40,030,815
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(477,031)	(321,623)	(3,575,636)	(2,607,367)
Net realized gain	—	—	(133,355)	(201,961)
Total distributions to shareholders	(477,031)	(321,623)	(3,708,991)	(2,809,328)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	51,961,954	41,927,847	326,330,047	488,981,137
Cost of shares redeemed	(18,190,912)	(40,544,804)	(95,694,720)	(107,360,484)
Net increase (decrease) in net assets resulting from shareholder transactions	33,771,042	1,383,043	230,635,327	381,620,653
Total increase (decrease) in net assets	32,863,473	3,839,988	227,455,957	418,842,140
NET ASSETS:
Beginning of period	29,910,822	26,070,834	444,521,559	25,679,419
End of period	$ 62,774,295	$ 29,910,822	$ 671,977,516	$ 444,521,559
Accumulated net investment income (loss) at end of period	$194,536	$82,292	$4,201,003	$685,010
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	500,002	6,950,002	500,002
Shares sold	850,000	750,000	5,050,000	8,300,000
Shares redeemed	(300,000)	(750,000)	(1,500,000)	(1,850,000)
Shares outstanding, end of period	1,050,002	500,002	10,500,002	6,950,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017

$ 1,897,420	$ 924,336	$ 295,970	$ 488,145
1,998,718	1,711,020	1,878,087	1,258,302
—	—	—	—
(3,645,842)	10,595,530	1,102,023	6,380,561
250,296	13,230,886	3,276,080	8,127,008

(472,745)	(859,771)	(325,275)	(489,167)
—	(407,052)	(346,611)	(190,082)
(472,745)	(1,266,823)	(671,886)	(679,249)

65,990,577	126,451,387	70,916,226	71,331,250
(16,139,788)	(40,020,606)	—	(8,900,408)
49,850,789	86,430,781	70,916,226	62,430,842
49,628,340	98,394,844	73,520,420	69,878,601

123,979,763	25,584,919	75,506,184	5,627,583
$173,608,103	$ 123,979,763	$ 149,026,604	$ 75,506,184
$1,498,710	$74,035	$113,906	$143,211

1,900,002	500,002	1,100,002	100,002
1,000,000	2,100,000	950,000	1,150,000
(250,000)	(700,000)	—	(150,000)
2,650,002	1,900,002	2,050,002	1,100,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$ 59.82	$ 52.14	$ 51.31
Income from investment operations:
Net investment income (loss)	0.63	1.42	0.55
Net realized and unrealized gain (loss)	(0.06)	7.66	0.60
Total from investment operations	0.57	9.08	1.15
Distributions paid to shareholders from:
Net investment income	(0.61)	(1.40)	(0.32)
Net asset value, end of period	$59.78	$59.82	$52.14
Total return (b)	0.95%	17.77% (c)	2.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 62,774	$ 29,911	$ 26,071
Ratio of total expenses to average net assets	0.83% (d)	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.39% (d)	1.93%	1.96% (d)
Portfolio turnover rate (e)	94%	131%	49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in connection with a trade error in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$ 63.96	$ 51.36	$ 50.73
Income from investment operations:
Net investment income (loss)	0.74	0.82	0.83
Net realized and unrealized gain (loss)	(0.24)	12.73	0.50
Total from investment operations	0.50	13.55	1.33
Distributions paid to shareholders from:
Net investment income	(0.44)	(0.71)	(0.70)
Net realized gain	(0.02)	(0.24)	—
Total distributions	(0.46)	(0.95)	(0.70)
Net asset value, end of period	$64.00	$63.96	$51.36
Total return (b)	0.79%	26.60% (c)	2.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 671,978	$ 444,522	$ 25,679
Ratio of total expenses to average net assets	0.83% (d)	0.83%	0.83% (d)
Ratio of net investment income (loss) to average net assets	2.61% (d)	1.86%	2.97% (d)
Portfolio turnover rate (e)	85%	106%	44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in connection with a trade error in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$ 65.25	$ 51.17	$ 50.67
Income from investment operations:
Net investment income (loss)	0.74	0.82	0.91
Net realized and unrealized gain (loss)	(0.27)	14.86	0.41
Total from investment operations	0.47	15.68	1.32
Distributions paid to shareholders from:
Net investment income	(0.21)	(0.79)	(0.82)
Net realized gain	—	(0.81)	—
Total distributions	(0.21)	(1.60)	(0.82)
Net asset value, end of period	$65.51	$65.25	$51.17
Total return (b)	0.72%	31.21%	2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 173,608	$ 123,980	$ 25,585
Ratio of total expenses to average net assets	0.83% (c)	0.83%	0.83% (c)
Ratio of net investment income (loss) to average net assets	2.70% (c)	1.71%	3.23% (c)
Portfolio turnover rate (d)	82%	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Six Months Ended 4/30/2018 (Unaudited)	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$ 68.64	$ 56.27	$ 49.61
Income from investment operations:
Net investment income (loss)	0.19	0.71	0.55
Net realized and unrealized gain (loss)	4.43	13.70	6.66
Total from investment operations	4.62	14.41	7.21
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.77)	(0.55)
Net realized gain	(0.30)	(1.27)	—
Total distributions	(0.56)	(2.04)	(0.55)
Net asset value, end of period	$72.70	$68.64	$56.27
Total return (b)	6.76%	26.49%	14.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 149,027	$ 75,506	$ 5,628
Ratio of total expenses to average net assets	0.95% (c)	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	0.57% (c)	1.56%	2.66% (c)
Portfolio turnover rate (d)	70%	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)
First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the Asian Pacific companies are denominated.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of April 30, 2018, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds did not have any forward foreign currency contracts during the six months ended April 30, 2018.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2017, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$ 321,623	$ —	$ —
First Trust RiverFront Dynamic Developed International ETF	2,607,367	201,961	—
First Trust RiverFront Dynamic Europe ETF	859,771	407,052	—
First Trust RiverFront Dynamic Emerging Markets ETF	679,249	—	—
As of October 31, 2017, the component of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$ 309,722	$ (409,134)	$ 725,282
First Trust RiverFront Dynamic Developed International ETF	1,923,187	22,673	25,892,800
First Trust RiverFront Dynamic Europe ETF	74,035	(654,153)	9,310,309
First Trust RiverFront Dynamic Emerging Markets ETF	458,841	66,909	6,633,540
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by a Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax (“STT”). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016 and 2017 remain open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Funds had non-expiring capital loss carryforward for federal income tax purposes as follows:
Capital Loss Available
First Trust RiverFront Dynamic Asia Pacific ETF	$ 409,134
First Trust RiverFront Dynamic Developed International ETF	—
First Trust RiverFront Dynamic Europe ETF	654,153
First Trust RiverFront Dynamic Emerging Markets ETF	—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
During the year ended October 31, 2017, RFAP and RFDI received payments from the Advisor of $7,644 and $35,978, respectively, in connection with trade errors.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 59,487,561	$ 46,737,869
First Trust RiverFront Dynamic Developed International ETF	500,951,164	464,571,698
First Trust RiverFront Dynamic Europe ETF	132,368,319	115,809,589
First Trust RiverFront Dynamic Emerging Markets ETF	120,815,914	73,013,223

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
For the six months ended April 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$ 37,937,408	$ 17,185,381
First Trust RiverFront Dynamic Developed International ETF	286,260,364	93,192,243
First Trust RiverFront Dynamic Europe ETF	49,525,047	16,030,417
First Trust RiverFront Dynamic Emerging Markets ETF	22,454,993	—
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust RiverFront Dynamic Asia Pacific ETF	$ 1,650	$ 1,650
First Trust RiverFront Dynamic Developed International ETF	3,600	3,600
First Trust RiverFront Dynamic Europe ETF	2,000	2,000
First Trust RiverFront Dynamic Emerging Markets ETF	4,100	4,100
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider each Fund’s investment objective, risks, charges and expenses carefully before investing. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund. For additional information about the risks associated with investing in each Fund, please see each Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Funds.
ASIA PACIFIC RISK. Certain of the Funds invest in securities in the Asia Pacific region and are more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.
AUSTRALIA RISK. Certain of the Funds invest in securities of companies in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by a Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Creations, Redemptions, and Transaction Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to a Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. Certain of the Funds may, under certain circumstances, effect creations and redemptions, in whole or in part, for cash, rather than in-kind, because of the nature of the Fund’s underlying investments. As a result, an investment in the Fund may be less tax-efficient than it would be through more frequent creations and redemptions in-kind.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
COUNTERPARTY RISK. Each Fund bears the risk that the counterparty to a Fund’s forward foreign currency exchange contracts and currency spot transactions may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, a Fund will lose money and the value of an investment in Fund shares may decrease. In addition, a Fund may engage in such investment transactions with a limited number of counterparties.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
CREDIT RISK. Credit risk is the risk that an issuer of a security held by a Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if a Fund invests in "high yield" or "junk" securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CURRENCY EXCHANGE RATE RISK. Each Fund holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of Fund shares. Changes in currency exchange rates also may affect the value of interest earned and gains and losses realized on the sale of securities. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money. The Fund may hedge certain of its non-U.S. dollar holdings.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DERIVATIVES RISK. The use of forward contracts and currency spot transactions can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
In addition to the above risks, a Fund is "deemed" to have entered into an ISDA Master Agreement (the "ISDA Master Agreement"), a standard umbrella relationship-framework agreement between two parties under which one or more individual derivatives transactions are entered. While most ISDA Master Agreements are highly customized and heavily negotiated, a "deemed" ISDA Master Agreement has predetermined elections. Therefore, a Fund may forego certain protections they would have been afforded had they negotiated the ISDA Master Agreements, such as terms related to choice of law, events of default, termination events, payments on early termination, and calculation agents.
DYNAMIC HEDGING RISK. Because of a Fund’s utilization of the dynamic currency hedging strategy, a Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
EMERGING MARKETS RISK. Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. A Fund’s ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
convertibility issues. Such conditions may impact the ability of a Fund to buy, sell or otherwise transfer securities, cause a Fund’s returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause a Fund to decline in value.
EQUITY SECURITIES RISK. Because each Fund invests in equity securities, the value of each Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
EUROPE RISK. Certain of the Funds invest in securities in the European region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of a Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Funds’ investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in-kind or in cash, depending on the Fund, or in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds’ investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. Forward foreign currency exchange contracts may limit any potential gain that might result should the value of the underlying currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
JAPAN RISK. Certain of the Funds invest in securities of companies in Japan. Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity;

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy, and may continue to do so.
LIQUIDITY RISK. Each Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in a Fund will be adversely affected if trading markets for the equity securities are limited or absent.
MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s investment portfolio, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
The Sub-Advisor specializes in managing asset allocation portfolios, which invest in various investment vehicles, including a Fund and other exchange-traded funds ("ETFs”), to obtain targeted amounts of exposure to different asset classes. Each Fund serves as an investment vehicle for such asset allocation portfolios. As the manager of each Fund and the portfolios, the Sub-Advisor is likely to encounter conflicts of interest. For example, the Sub-Advisor may need to reduce its asset allocation portfolios’ exposure to an asset class to which the portfolios obtain exposure by investing in a Fund. Under such circumstances, the Sub-Advisor would liquidate some or all of the portfolios’ investments in a Fund, which could adversely affect the Fund.
MARKET MAKER RISK. If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which a Fund’s shares are trading on the Exchange which could result in a decrease in value of a Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and a Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of a Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline in value or underperform other investments.
NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREFERRED STOCK RISK. Preferred stocks combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks are also subject to credit risk, interest rate risk and income risk.
REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain

Additional Information (Continued)
First Trust Exchange-Traded Fund III
April 30, 2018 (Unaudited)
exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of each Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s "circuit breaker" rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In particular, if a Fund does not comply with any provision of the listing standards of the Exchange that are applicable to that Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of a Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event a Fund’s assets are small or a Fund does not have enough shareholders.
UNITED KINGDOM RISK. Certain of the Funds invest in securities of companies in the United Kingdom. Investments in British issuers may subject a Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, and it is expected that the United Kingdom’s exit from the EU will take place within two years of that date. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Institutional Preferred Securities and Income ETF (FPEI)

Semi-Annual Report
For the Six Months Ended
April 30, 2018

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Report
April 30, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Institutional Preferred Securities and Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Letter from the Chairman and CEO
April 30, 2018
Dear Shareholders:
First Trust is pleased to provide you with the semi-annual report for the First Trust Institutional Preferred Securities and Income ETF, which contains detailed information about your investment for the period ended April 30, 2018. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30;
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%); and
•	The MSCI AC World Index (containing constituents from 47 countries) ended 2017 at an all-time high and was up 22% at year-end.
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. It’s important to keep in mind that past performance of the U.S. and global stock markets or investment products can never guarantee future results. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in preferred securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Cumulative Total Returns
	6 Months Ended 4/30/18	Inception (8/22/17) to 4/30/18
Fund Performance
NAV	-1.37%	0.61%
Market Price	-1.47%	0.55%
Index Performance
ICE BofAML US Investment Grade Institutional Capital Securities Index	-2.03%	-0.80%
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	76.3%
Energy	9.2
Utilities	6.1
Industrials	2.3
Materials	2.2
Consumer Discretionary	1.9
Consumer Staples	1.4
Telecommunication Services	0.6
Total	100.0%

Credit Quality(1)	% of Total Investments
A-	6.2%
BBB+	5.3
BBB	16.1
BBB-	31.1
BB+	26.8
BB	7.0
BB-	5.2
B+	2.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Morgan Stanley, Series J	3.3%
Goldman Sachs Group, Inc., Series M	3.2
Lloyds Banking Group PLC	2.9
Wells Fargo & Co., Series U	2.9
Enel S.p.A.	2.7
Mitsui Sumitomo Insurance Co., Ltd.	2.4
Credit Agricole S.A.	2.4
AerCap Global Aviation Trust	2.3
Catlin Insurance Co., Ltd.,	2.3
UniCredit S.p.A.	2.3
Total	26.7%

Country Allocation	% of Total Investments
United States	42.9%
United Kingdom	12.5
France	8.6
Italy	6.8
Australia	6.0
Canada	5.5
Japan	5.5
Netherlands	3.4
Bermuda	2.3
Spain	2.1
Switzerland	1.7
Denmark	0.9
Sweden	0.8
Chile	0.6
Norway	0.4
Total	100.0%
(1)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through April 30, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2017 (commencement of trading) through April 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	44	0	0	0
11/1/17 – 4/30/18	86	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/23/17 – 10/31/17	5	0	0	0
11/1/17 – 4/30/18	34	3	0	0

Portfolio Management
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Semi-Annual Report
April 30, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Institutional Preferred Securities and Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the investment sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Senior Vice President and Senior Portfolio Manager

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Understanding Your Fund Expenses
April 30, 2018 (Unaudited)
As a shareholder of the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$986.30	0.86%	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	0.86%	$4.31

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2017 through April 30, 2018), multiplied by 181/365 (to reflect the six-month period).

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 98.4%
	Automobiles – 1.9%
$1,500,000	General Motors Financial Co., Inc., Series A (a)	5.75%	(b)	$1,482,750
	Banks – 48.0%
600,000	Australia & New Zealand Banking Group Ltd. (a) (c) (d)	6.75%	(b)	641,250
400,000	Banco Bilbao Vizcaya Argentaria S.A. (a) (d)	6.13%	(b)	387,620
1,200,000	Banco Santander S.A. (a) (d)	6.38%	(b)	1,218,996
400,000	Bank of America Corp., Series AA (a)	6.10%	(b)	415,000
400,000	Bank of America Corp., Series DD (a)	6.30%	(b)	424,480
850,000	Bank of America Corp., Series M (a)	8.13%	(b)	852,763
800,000	Bank of America Corp., Series X (a)	6.25%	(b)	835,000
700,000	Bank of America Corp., Series Z (a)	6.50%	(b)	742,875
1,550,000	Barclays PLC (a) (d)	7.88%	(b)	1,657,074
200,000	BNP Paribas S.A. (a) (c) (d)	6.75%	(b)	210,250
300,000	BNP Paribas S.A. (a) (c) (d)	7.38%	(b)	327,375
1,081,000	BNP Paribas S.A. (a) (c) (d)	7.63%	(b)	1,167,210
1,050,000	Citigroup, Inc., Series O (a)	5.88%	(b)	1,080,187
1,200,000	Citigroup, Inc., Series P (a)	5.95%	(b)	1,216,500
900,000	Citizens Financial Group, Inc. (a)	5.50%	(b)	924,750
723,000	CoBank ACB, Series I (a) (e)	6.25%	(b)	771,303
1,700,000	Credit Agricole S.A. (a) (c) (d)	7.88%	(b)	1,848,750
400,000	Credit Agricole S.A. (a) (c) (d)	8.13%	(b)	455,490
700,000	Danske Bank A.S. (a) (d)	6.13%	(b)	710,500
300,000	DNB Bank ASA (a) (d)	5.75%	(b)	304,524
1,270,000	HSBC Holdings PLC (a) (d)	6.38%	(b)	1,311,275
1,168,000	HSBC Holdings PLC (a) (d)	6.88%	(b)	1,241,000
1,200,000	ING Groep N.V. (a) (d)	6.50%	(b)	1,238,160
500,000	ING Groep N.V. (a) (d)	6.88%	(b)	528,813
1,300,000	Intesa Sanpaolo S.p.A. (a) (c) (d)	7.70%	(b)	1,381,250
700,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (f)	5.83%	(b)	706,125
1,100,000	JPMorgan Chase & Co., Series R (a)	6.00%	(b)	1,121,648
750,000	JPMorgan Chase & Co., Series S (a)	6.75%	(b)	813,750
300,000	JPMorgan Chase & Co., Series X (a)	6.10%	(b)	311,250
2,100,000	Lloyds Banking Group PLC (a) (d)	7.50%	(b)	2,271,150
600,000	Nordea Bank AB (a) (d)	6.13%	(b)	618,000
1,300,000	Royal Bank of Scotland Group PLC (a) (d)	8.00%	(b)	1,425,125
400,000	Royal Bank of Scotland Group PLC (a) (d)	8.63%	(b)	439,000
800,000	Societe Generale S.A. (a) (c) (d)	6.00%	(b)	806,980
320,000	Societe Generale S.A. (a) (c) (d)	7.38%	(b)	340,000
1,021,000	Societe Generale S.A. (a) (c) (d)	7.88%	(b)	1,109,061
400,000	Societe Generale S.A. (a) (d)	7.88%	(b)	434,500
900,000	Standard Chartered PLC (a) (c) (d)	7.50%	(b)	952,875
400,000	Standard Chartered PLC (a) (c) (d)	7.75%	(b)	427,000
1,700,000	UniCredit S.p.A. (a) (d)	8.00%	(b)	1,777,870
200,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (f)	5.89%	(b)	202,500
2,150,000	Wells Fargo & Co., Series U (a)	5.88%	(b)	2,227,937
				37,877,166
	Capital Markets – 10.1%
500,000	Credit Suisse Group AG (a) (c) (d)	7.50%	(b)	543,130
500,000	Credit Suisse Group AG (a) (d)	7.50%	(b)	543,130
1,600,000	E*TRADE Financial Corp., Series A (a)	5.88%	(b)	1,640,000
2,400,000	Goldman Sachs Group, Inc., Series M (a)	5.38%	(b)	2,457,000
2,475,000	Morgan Stanley, Series J (a)	5.55%	(b)	2,539,969
200,000	UBS Group AG (a) (d)	7.00%	(b)	214,323
				7,937,552
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Diversified Financial Services – 0.9%
$700,000	Voya Financial, Inc. (a)	5.65%	05/15/53	$715,050
	Diversified Telecommunication Services – 0.6%
400,000	Koninklijke KPN N.V. (a)	7.00%	03/28/73	433,000
	Electric Utilities – 5.4%
1,600,000	Emera, Inc., Series 16-A (a)	6.75%	06/15/76	1,739,200
1,800,000	Enel S.p.A. (a) (c)	8.75%	09/24/73	2,135,250
400,000	Southern (The) Co., Series B (a)	5.50%	03/15/57	413,570
				4,288,020
	Energy Equipment & Services – 1.2%
895,000	Transcanada Trust, Series 16-A (a)	5.88%	08/15/76	924,088
	Food Products – 1.4%
1,000,000	Land O’Lakes, Inc. (c)	7.25%	(b)	1,115,000
	Independent Power and Renewable Electricity Producers – 0.6%
425,000	AES Gener S.A. (a)	8.38%	12/18/73	444,125
	Insurance – 16.0%
450,000	Aegon N.V. (a)	5.50%	04/11/48	448,299
265,000	American International Group, Inc. (a)	8.18%	05/15/58	347,813
200,000	American International Group, Inc. Series A-9 (a)	5.75%	04/01/48	201,500
400,000	Asahi Mutual Life Insurance Co. (a)	7.25%	(b)	423,834
500,000	Assurant, Inc. (a)	7.00%	03/27/48	521,900
400,000	Assured Guaranty Municipal Holdings, Inc. (a) (c)	6.40%	12/15/66	402,000
1,800,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (c) (f)	5.33%	(b)	1,793,250
600,000	Fukoku Mutual Life Insurance Co. (a)	6.50%	(b)	666,000
1,121,000	Liberty Mutual Group, Inc. (c)	7.80%	03/15/37	1,359,213
400,000	Liberty Mutual Group, Inc. (a) (c)	10.75%	06/15/58	617,000
200,000	Meiji Yasuda Life Insurance, Co. (a) (c)	5.10%	04/26/48	204,511
1,700,000	Mitsui Sumitomo Insurance Co., Ltd. (a) (c)	7.00%	03/15/72	1,878,075
255,000	Provident Financing Trust I	7.41%	03/15/38	289,425
700,000	QBE Insurance Group, Ltd. (a) (c)	7.50%	11/24/43	782,866
1,500,000	QBE Insurance Group, Ltd. (a)	6.75%	12/02/44	1,603,665
1,000,000	Sumitomo Life Insurance Co. (a) (c)	6.50%	09/20/73	1,102,500
				12,641,851
	Metals & Mining – 2.1%
1,500,000	BHP Billiton Finance USA Ltd. (a) (c)	6.75%	10/19/75	1,672,125
	Oil, Gas & Consumable Fuels – 7.9%
580,000	Andeavor Logistics L.P., Series A (a)	6.88%	(b)	590,658
400,000	DCP Midstream L.P., Series A (a)	7.38%	(b)	394,750
1,500,000	Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (f)	6.11%	10/01/37	1,492,500
500,000	Enbridge, Inc. (a)	5.50%	07/15/77	466,250
300,000	Enbridge, Inc. (a)	6.25%	03/01/78	293,693
900,000	Enbridge, Inc., Series 16-A (a)	6.00%	01/15/77	878,625
500,000	Energy Transfer Partners L.P., 3 Mo. LIBOR + 3.02% (f)	4.79%	11/01/66	437,500
200,000	Energy Transfer Partners L.P., Series B (a)	6.63%	(b)	189,515
500,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	4.78%	06/01/67	496,959
1,000,000	Enterprise Products Operating LLC, Series A, 3 Mo. LIBOR + 3.71% (f)	5.48%	08/01/66	1,005,210
				6,245,660

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
April 30, 2018 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Transportation Infrastructure – 2.3%
$1,700,000	AerCap Global Aviation Trust (a) (c)	6.50%	06/15/45	$1,810,500
	Total Capital Preferred Securities			77,586,887
	(Cost $79,742,752)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.2%
	Insurance – 0.2%
200,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	196,960
	(Cost $198,644)

Total Investments – 98.6%	77,783,847
(Cost $79,941,396) (g)
Net Other Assets and Liabilities – 1.4%	1,096,455
Net Assets – 100.0%	$78,880,302

(a)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(b)	Perpetual maturity.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2018, securities noted as such amounted to $25,082,911 or 31.8% of net assets.
(d)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2018, securities noted as such amounted to $26,531,681 or 33.6% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(f)	Floating or variable rate security.
(g)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of April 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $77,209 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,234,758. The net unrealized depreciation was $2,157,549.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Preferred Securities*	$ 77,586,887	$ —	$ 77,586,887	$ —
Corporate Bonds and Notes*	196,960	—	196,960	—
Total Investments	$ 77,783,847	$—	$ 77,783,847	$—

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at April 30, 2018.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Assets and Liabilities
April 30, 2018 (Unaudited)
ASSETS:
Investments, at value (Cost $79,941,396)	$ 77,783,847
Cash	1,708,327
Receivables:
Interest	1,003,496
Interest reclaims	2,730
Total Assets	80,498,400
LIABILITIES:
Payables:
Investment securities purchased	1,564,794
Investment advisory fees	53,304
Total Liabilities	1,618,098
NET ASSETS	$78,880,302
NET ASSETS consist of:
Paid-in capital	$ 81,050,759
Par value	40,500
Accumulated net investment income (loss)	9,758
Accumulated net realized gain (loss) on investments	(63,166)
Net unrealized appreciation (depreciation) on investments	(2,157,549)
NET ASSETS	$78,880,302
NET ASSET VALUE, per share	$19.48
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,050,002

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statement of Operations
For the Six Months Ended April 30, 2018 (Unaudited)
INVESTMENT INCOME:
Interest	$ 1,640,889
Foreign withholding tax	(19,949)
Total investment income	1,620,940
EXPENSES:
Investment advisory fees	228,103
Excise tax expense	2,055
Total expenses	230,158
NET INVESTMENT INCOME (LOSS)	1,390,782
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(52,544)
Net change in unrealized appreciation (depreciation) on investments	(2,375,732)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,428,276)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,037,494)
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2018 (Unaudited)	Period Ended 10/31/2017 (a)
OPERATIONS:
Net investment income (loss)	$ 1,390,782	$ 188,424
Net realized gain (loss)	(52,544)	(11,669)
Net change in unrealized appreciation (depreciation)	(2,375,732)	218,183
Net increase (decrease) in net assets resulting from operations	(1,037,494)	394,938
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,428,401)	(140,000)
Total distributions to shareholders	(1,428,401)	(140,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	57,033,497	24,057,762
Net increase (decrease) in net assets resulting from shareholder transactions	57,033,497	24,057,762
Total increase (decrease) in net assets	54,567,602	24,312,700
NET ASSETS:
Beginning of period	24,312,700	—
End of period	$78,880,302	$24,312,700
Accumulated net investment income (loss) at end of period	$9,758	$47,377
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	—
Shares sold	2,850,000	1,200,002
Shares outstanding, end of period	4,050,002	1,200,002

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 4/30/2018 (Unaudited)	Period Ended 10/31/2017 (a)
Net asset value, beginning of period	$ 20.26	$ 20.00
Income from investment operations:
Net investment income (loss)	0.47	0.18
Net realized and unrealized gain (loss)	(0.74)	0.22
Total from investment operations	(0.27)	0.40
Distributions paid to shareholders from:
Net investment income	(0.51)	(0.14)
Net asset value, end of period	$19.48	$20.26
Total return (b)	(1.37)%	2.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 78,880	$ 24,313
Ratio of total expenses to average net assets	0.86% (c) (d)	0.85% (c)
Ratio of net investment income (loss) to average net assets	5.18% (c)	4.93% (c)
Portfolio turnover rate (e)	11%	13%

(a)	Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Includes excise tax. If this excise tax was not included, the expense ratio would have been 0.85%.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of thirteen funds that are currently offering shares. This report covers the First Trust Institutional Preferred Securities and Income ETF (the “Fund”), which trades under the ticker FPEI on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2018, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal period ended October 31, 2017, was as follows:
Distributions paid from:
Ordinary income	$140,000
Capital gains	—
Return of capital	—
As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$28,169
Accumulated capital and other losses	(7,190)
Net unrealized appreciation (depreciation)	233,959
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2017 remains open to federal and state audit. As of April 30, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $7,190.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
F. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Fund’s assets and will pay Stonebridge for its services as the Fund’s sub-advisor. First Trust and Stonebridge are equally responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of the Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $62,305,081 and $6,093,319, respectively.
For the six months ended April 30, 2018, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 to $1,500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 to $1,500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before August 14, 2019.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; (3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Risk Considerations
Risks are inherent in all investing. You should consider the Fund’s investment objective(s), risks, charges and expenses carefully before investing. You can download the Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s statement of additional information, as well as other regulatory filings. Read these documents carefully before you invest. First Trust Portfolios L.P. is the distributor of the First Trust Exchange-Traded Fund III.
The following summarizes some of the risks that should be considered for the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Creations, Redemptions, and Transactions Fees” Note to Financial Statements) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. The Fund is concentrated in the financial sector.
CONTINGENT CONVERTIBLE SECURITIES RISK. Contingent convertible securities (“CoCos”) may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.
Mandatory convertible securities are a subset of convertible securities. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened if the Fund invests in “high yield” or “junk” securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.
CREDIT SPREAD RISK. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that have differences in credit quality or other factors) may increase, which may reduce the market values of the Fund’s securities. While the Fund may employ strategies to mitigate credit spread risk, these strategies may not be successful.
CURRENCY EXCHANGE RATE RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBERSECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
HYBRID CAPITAL SECURITIES RISK. A hybrid capital security may exhibit characteristics akin to both an equity or debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid capital security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid capital security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid capital securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. Income from the Fund’s fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the preferred, hybrid and fixed-income securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration.
LIQUIDITY RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books. This risk may be especially pronounced in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. AND EMERGING MARKETS SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
REIT INVESTMENT RISK. The Fund may invest in preferred securities issued by real estate investment trusts (“REITs”), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
RESTRICTED SECURITIES RISK. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid

Additional Information (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
April 30, 2018 (Unaudited)
securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities.
SUBORDINATED DEBT RISK. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 9, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 9, 2018

* Print the name and title of each signing officer under his or her signature.